UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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☒
Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

L3HARRIS TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

L3HARRIS

FAST. FORWARD.

2022 Proxy Statement
and Notice of
Annual Meeting

Friday, April 22, 2022
8:00 AM Eastern Time

Virtual Meeting Website: [www.virtualshareholdermeeting.com/LHX2022]

NOTICE OF 2022 ANNUAL
MEETING OF SHAREHOLDERS
When:
Friday, April 22, 2022
8:00 AM Eastern Time
Where:
The Annual Meeting will be
held exclusively online at www.virtualshareholdermeeting.com/ LHX2022.
YOUR VOTE IS IMPORTANT
Even if you plan to attend the virtual
Annual Meeting, we encourage you to
vote your shares before the meeting to
ensure they are counted.
HOW YOU CAN VOTE
Internet Before the Annual Meeting* www.proxyvote.com

Phone Before The Annual Meeting* 1-800-690-6903

Mail Before the Annual Meeting Complete, sign and date your proxy/voting instruction card and mail in the postage-paid return envelope.

Internet During the Annual Meeting For instructions on voting during the virtual Annual Meeting, see page 100 of the accompanying proxy statement.
Meeting Agenda
Proposal 1: To elect as directors the 13 nominees named in the accompanying proxy statement for a one-year term expiring at the 2023 Annual Meeting of Shareholders.
Proposal 2: To amend our Restated Certificate of Incorporation to increase the maximum number of Board seats.
Proposal 3: To approve, in an advisory vote, the compensation of our named executive officers as disclosed in the accompanying proxy statement.
Proposal 4: To ratify our Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year 2022.
The accompanying proxy statement more fully describes these matters.
Shareholders also will act on any other business matters that may properly come before the meeting, but we have not received notice of any such matters.
All holders of common stock of record at the close of business on February 25, 2022 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.
The Annual Meeting will be virtual-only, held exclusively online, due to the public health impact of COVID and to maintain the health and safety of our shareholders, employees and Board of Directors. The platform for the virtual Annual Meeting includes functionality that affords authenticated shareholders the same meeting participation rights and opportunities they would have at an in-person meeting. Instructions to access and log-in to the virtual Annual Meeting are provided under “Attending the Virtual Annual Meeting” on page 98 in the accompanying proxy statement, and once admitted, shareholders may view reference materials such as our list of shareholders as of the record date, submit questions and vote their shares by following the instructions that will be available on the meeting website.
By Order of the Board of Directors,
Scott T. Mikuen
Senior Vice President, General Counsel and Secretary
Melbourne, Florida
March 11, 2022
Important notice regarding the availability of proxy materials for the annual meeting of shareholders to be held on Friday, April 22, 2022:
The Proxy Statement and 2022 Annual Report to Shareholders are available at: www.l3harris.com/company/environmental-social-and-governance.

*
Until 11:59 PM Eastern Time on April 21, 2022. You must have the control number that appears on your Notice of Internet Availability of Proxy Materials or proxy/voting instruction card.

L3HARRIS 2022 PROXY STATEMENT   i

DEAR FELLOW
SHAREHOLDERS
L3HARRIS TECHNOLOGIES, INC.
1025 West NASA Boulevard
Melbourne, Florida 32919

William M. Brown
Executive Chair
March 11, 2022
The L3Harris team delivered solid 2021 results in what remained an uncertain environment. Despite on-going challenges stemming from the pandemic and ensuing supply chain challenges, we grew EPS by double-digits alongside higher organic revenues, higher margins and $5 billion in capital returns. We also completed our post-merger portfolio shaping, sharpening our business focus and improving our longer-term growth prospects.
Our commitment to an active dialogue with L3Harris shareholders is unwavering. We entered 2021 having completed an investor perception study that supported the Company’s strategic priorities, which we reinforced at an Investor Briefing early in the year. Throughout more than 200 meetings with current and prospective owners, our dialogue centered on revenue opportunities, operational excellence initiatives, and disciplined allocation of capital as well as ESG efforts. We anticipate this dialogue will remain a key input in our continued focus on value creation.
On behalf of your Board, I am pleased to invite you to attend the 2022 Annual Meeting of Shareholders of L3Harris, to be held on Friday, April 22, 2022. The meeting will be virtual-only, held exclusively online to maintain health and safety and to facilitate shareholder attendance and provide a consistent experience to all shareholders regardless of location. The live, interactive audio webcast of the meeting at www.virtualshareholdermeeting.com/LHX2022 will provide the ability for you to vote and submit questions online.
The accompanying Notice of 2022 Annual Meeting of Shareholders and proxy statement describe the matters to be acted on at the meeting. Your Board unanimously recommends that you vote:
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FOR election of its nominees for director;

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FOR the approval of the amendment of our Restated Certificate of Incorporation to increase the maximum number of Board seats;

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FOR approval, in an advisory vote, of the compensation of our named executive officers; and

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FOR ratification of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year 2022.

It is important that your shares be represented and voted at the meeting, even if you are unable to attend. You can ensure that your shares are represented and voted at the meeting by submitting your proxy/voting instruction over the Internet or by telephone, or by mail by using the traditional proxy/voting instruction card if you received your proxy materials by mail. You can find instructions for these convenient ways to vote on both the Notice of Internet Availability of Proxy Materials and the proxy/voting instruction card, as well as in the accompanying Notice of 2022 Annual Meeting of Shareholders and proxy statement.
Sincerely,
William M. Brown
Executive Chair

ii   L3HARRIS 2022 PROXY STATEMENT

The Board of Directors of L3Harris Technologies, Inc. is soliciting proxies to be voted at our 2022 Annual Meeting of Shareholders on April 22, 2022, and at any adjournments or postponements thereof. We expect that this proxy statement and form of proxy will be mailed and made available to shareholders beginning on or about March 11, 2022.

L3HARRIS 2022 PROXY STATEMENT   iii

PROXY
SUMMARY
2022 Annual Meeting
of Shareholders
Friday, April 22, 2022
8:00 AM Eastern Time
The Annual Meeting will be
held exclusively online at
www.virtualshareholdermeeting.com/LHX2022.
Record Date: February 25, 2022

This summary does not contain all information shareholders should consider, and we encourage shareholders to read the entire proxy statement carefully.
VOTING MATTERS		For more information	Board’s recommendation

Proposal 1	Elect our Board’s 13 nominees for director for a one-year term expiring at the 2023 Annual Meeting of Shareholders	Page 7	FOR each nominee
Proposal 2	Amend our Restated Certificate of Incorporation to increase the maximum number of Board seats	Page 32	FOR the proposal
Proposal 3	Approve, in an advisory vote, the compensation of our named executive officers as disclosed in this proxy statement	Page 34	FOR the proposal
Proposal 4	Ratify appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2022	Page 93	FOR the proposal
Shareholders also will act on any other business that may properly come before the meeting.
Key defined terms used in this proxy statement:
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“Merger” refers to the all-stock merger completed on June 29, 2019 involving Harris Corporation (“Harris”) and L3 Technologies, Inc. (“L3”), with Harris changing its name to “L3Harris Technologies, Inc.” (“L3Harris” or “Company”);

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“Harris Board,” “L3 Board” and “Harris Compensation Committee” refer to the Harris Board of Directors, the L3 Board of Directors and the Harris Management Development and Compensation Committee, respectively, prior to the completion of the Merger;

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“fiscal 2021” refers to our fiscal year ended December 31, 2021;

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“fiscal 2020” refers to our fiscal year ended January 1, 2021;

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“fiscal transition period” refers to our abbreviated six-month fiscal transition period of June 29, 2019 through January 3, 2020 (In 2019, we changed our fiscal year from the Friday nearest June 30 to the Friday nearest December 31.); and

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“fiscal 2019” refers to our fiscal year ended June 28, 2019.

L3HARRIS 2022 PROXY STATEMENT   1

PROXY SUMMARY BOARD AND GOVERNANCE HIGHLIGHTS
BOARD AND GOVERNANCE HIGHLIGHTS
We have long been focused on and committed to responsible and effective corporate governance in order to enhance the creation of sustainable, long-term shareholder value and to be accountable and responsive to our shareholders. The following are highlights regarding our governance framework and the composition of our Board of Directors (our “Board”).
Director Nominees
In connection with the Merger, our Board was reconstituted as a 12-member board, drawing members in equal numbers from the L3 and Harris boards. On December 9, 2021, we added an additional seat to our Board, as permitted by our Restated Certificate of Incorporation. Our Board’s nominees for election as director are those thirteen directors, who continue to comprise our Board:
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Christopher E. Kubasik, Vice Chair and CEO;

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William M. Brown, Executive Chair; and

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Eleven independent directors (Sallie B. Bailey, Peter W. Chiarelli, Thomas A. Corcoran, Thomas A. Dattilo, Roger B. Fradin, Harry B. Harris, Jr., Lewis Hay III, Lewis Kramer, Rita S. Lane, Robert B. Millard and Lloyd W. Newton).

All nominees are independent except for Mr. Kubasik and Mr. Brown. The nominees are standing for election for a one-year term expiring at the 2023 Annual Meeting of Shareholders.
				Other Current Public Company Boards	L3Harris Committee Memberships
Director nominee	Age	Director Since*	Principal Occupation/Experience		Audit	Compensation	Finance	Innovation and Cyber	Nominating and Governance
Sallie B. Bailey	62	2018	Former EVP and CFO of Louisiana-Pacific Corporation	2
William M. Brown	59	2011	Executive Chair of L3Harris	2
Peter W. Chiarelli	71	2012	General, U.S. Army (Retired)	—
Thomas A. Corcoran	77	1997	President of Corcoran Enterprises, LLC; former Senior Advisor for The Carlyle Group	1
Thomas A. Dattilo	70	2001	Advisor for private investment firms; former Chairman and CEO of Cooper Tire & Rubber Company	1
Roger B. Fradin	68	2016	Consultant for The Carlyle Group; former Vice Chairman of Honeywell International Inc.	3
Harry B. Harris, Jr.	65	2021	Admiral, U.S. Navy (Retired); former U.S. Ambassador to the Republic of Korea	—
Lewis Hay III	66	2002	Operating Advisor for Clayton Dubilier & Rice, LLC; former Chairman and CEO of NextEra Energy, Inc.	1
Lewis Kramer	74	2009	Former Global Client Service Partner and National Director of Audit Services of Ernst & Young LLP	1
Christopher E. Kubasik	60	2018	Vice Chair and CEO of L3Harris	—
Rita S. Lane	59	2018	Former VP, Operations of Apple Inc.	3
Robert B. Millard Lead Independent Director	71	1997	Retired Chairman of Massachusetts Institute of Technology Corporation	1
Lloyd W. Newton	79	2012	General, U.S. Air Force (Retired); former EVP of Pratt & Whitney Military Engines	—
* Reflects tenure with L3 or Harris board of directors, as applicable for periods prior to the Merger.	Member	Chair
2   L3HARRIS 2022 PROXY STATEMENT

PROXY SUMMARY BOARD AND GOVERNANCE HIGHLIGHTS

Nominee Skills and Attributes
Our Board believes that these thirteen nominees are well positioned to discharge our Board’s responsibilities.
The following information highlights that not only do they represent a diverse mix of backgrounds, skills, experience and personal characteristics and a track record of driving long-term shareholder value, but, together, they also possess a deep and unique understanding of our business and the challenges and opportunities L3Harris faces.
The Nominee Skills and Background Matrix below does not encompass all of the knowledge, skills, experiences or attributes of our directors, and the fact that a particular knowledge, skill, experience or attribute is not listed does not mean that a director does not possess it. In addition, the absence of a particular knowledge, skill, experience or attribute with respect to any of our directors does not mean the director in question is unable to contribute to the decision-making process in that area. The type and degree of knowledge, skill and experience listed below may vary among the members of the Board.
In addition, as shown in the Tenure of Director Nominees section below, our nominees represent a healthy balance of shorter and longer tenures. Additional information about each nominee’s background, skills and experience is set forth in each nominee’s biography beginning on page 9.
Nominee Skills and Background Matrix
	Bailey	Brown	Chiarelli	Corcoran	Dattilo	Fradin	Harris	Hay	Kramer	Kubasik	Lane	Millard	Newton
Nominee Skills and Background
CEO / General Manager Experience		X		X	X	X		X		X		X
Aerospace and Defense		X	X	X						X			X
Military / Government			X				X				X		X
Finance / Financial Accounting	X	X		X	X			X	X	X		X
International / Global Operations	X	X	X		X	X	X		X	X	X	X	X
Technology	X		X			X	X				X	X	X
Manufacturing / Supply Chain / Quality		X		X	X	X		X		X	X		X
Strategy	X	X	X	X	X	X		X		X		X
M&A / Post Merger Integration	X	X		X	X	X		X		X		X
Public Company Board	X	X		X	X	X		X	X	X	X	X	X
Tenure of Director Nominees
As shown below, our nominees represent a healthy balance of shorter and longer tenures, including tenure with the L3 or Harris board of directors, as applicable. At the same time, our Board’s reconstitution in connection with the Merger benefited our nominees through new interactions and refreshed perspectives.
Consideration of Diversity
Our Board values diversity as a factor in selecting nominees to serve on our Board. Although we have no specific policy on diversity, our Nominating and Governance Committee considers our Board membership criteria in selecting a pool of nominees, including diversity of viewpoints, background, experience and personal characteristics, including age, gender and racial and ethnic minority status. However, nomination of a candidate is not based solely on these factors. This process has been successful as we do have a very diverse board.
Four of our eleven (36%) independent directors are diverse.
L3HARRIS 2022 PROXY STATEMENT   3

PROXY SUMMARY BOARD AND GOVERNANCE HIGHLIGHTS
Key Governance Practices
Below are some key practices and policies that demonstrate our Board’s commitment to responsible and effective corporate governance to enhance the creation of sustainable, long-term shareholder value and to be accountable and responsive to our shareholders:
BOARD STRUCTURE AND POLICIES
>
Independent directors make up approximately 85% of the Board and 100% of each committee.

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All directors elected annually; majority voting standard in uncontested elections.

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Lead Independent Director broadly empowered with defined responsibilities and authority.

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Independent directors regularly hold executive sessions led by Lead Independent Director.

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Our Board and all standing committees conduct annual self-evaluations for continuous improvement in performance and effectiveness.

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Our Board membership criteria take into account diversity of viewpoints, background, experience and personal characteristics, including age, gender and racial and ethnic minority status, as well as avoiding potential overboarding (more than 4 other public company boards, under our guidelines).
>
Policy requiring directors to retire at age 75 (exception for three years for directors designated pursuant to Merger-related provisions of our governing documents).

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Board reviews and evaluates management development and succession plans.

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Strong ethics and business conduct program, reflecting our commitment to our Code of Conduct and broader compliance principles, to responsible corporate citizenship and sustainability and to our belief that we should conduct all business dealings with honesty, integrity and accountability.

SHAREHOLDER INPUT AND ALIGNMENT
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Meaningful stock ownership guidelines for non-employee directors.

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Prohibition on short sales, hedging, other derivative transactions and pledging of our common stock by directors and executive officers.

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Robust proxy access By-Law provision allowing eligible shareholders to nominate and include in our proxy materials candidates for election to our Board.

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Shareholders holding at least 25% of our common stock can call a special meeting.

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Annual “say-on-pay” advisory vote.

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Engagement with large shareholders on key aspects of our executive compensation program and on environmental, social and governance matters.

4   L3HARRIS 2022 PROXY STATEMENT

PROXY SUMMARY PERFORMANCE HIGHLIGHTS

PERFORMANCE HIGHLIGHTS
Key Fiscal 2021
Financial Results
Revenue, adjusted EBIT and adjusted free cash flow results are important because they are components of performance measures used in incentive compensation.

*
See Appendix A for reconciliations of GAAP to non-GAAP financial measures. “EBIT” refers to earnings before interest and taxes. “EPS” refers to income from continuing operations per diluted common share.

Strategic Achievements
Our solid fiscal 2021 financial results reflected our successful execution of the key strategic priorities L3Harris set for fiscal 2021, which were:
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Growing revenue through a well-aligned business portfolio and investments in innovation;

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Executing seamless integration of L3 and Harris, including achieving in excess of  $600 million in gross cost synergies from the Merger by the end of 2021 which exceeded the original $500 million target;

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Driving flawless execution and margin expansion through our e3 (excellence everywhere every day) operational excellence program;

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Reshaping our portfolio to focus on high margin, high growth businesses; and

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Maximizing cash flow with shareholder-friendly capital deployment.

EXECUTIVE COMPENSATION HIGHLIGHTS
Our basic executive compensation philosophy is as follows:
OVERALL OBJECTIVE
> Encourage and reward creation of sustainable, long-term shareholder value
GUIDING PRINCIPLES
> Align with shareholders’ interests > Be competitive at target performance level	> Motivate achievement of financial goals and strategic objectives > Align realized pay with performance

L3HARRIS 2022 PROXY STATEMENT   5

PROXY SUMMARY EXECUTIVE COMPENSATION HIGHLIGHTS
Target Pay Mix for Fiscal 2021
Consistent with our goals of aligning pay with performance and with the interests of our shareholders, a high percentage of fiscal 2021 total target direct compensation is at risk (either performance-based or time-based). Under our incentive plans, compensation may be at risk either because it is performance-based (for example, payouts depend on achievement relative to pre-established performance goals) or time-based (for example, restricted stock unit awards subject to delayed vesting and thus the risk of a potential decrease in the price of our common stock).
For the calculations below, total target direct compensation for fiscal 2021 includes annual base salary level, the target value of annual cash incentive awards and the target value of annual cycle awards of long-term equity-based incentive compensation; but does not include other compensation elements such as retirement, severance, health, welfare or other personal benefits, or transition or relocation benefits.
CEO and Executive Chair and Other Named Executive Officer Fiscal 2021 Total Target Direct Compensation Mix
Overview of Compensation Decisions for Fiscal 2021
	Base Salary Level	Annual Cash Incentive Payout	Target Value of Annual Cycle Awards (Equity-Based)
Mr. Kubasik	$1,500,000	$2,750,000 106.6% of target	$11,000,000
Mr. Brown	$1,500,000	$2,750,000 106.6% of target	$11,000,000
Mr. Malave	$760,000	$0	$2,400,000
Mr. Gautier	$650,000	$580,000 89.2% of target	$1,750,000
Mr. Stackley	$650,000	$700,000 107.7% of target	$1,750,000
Mr. Zoiss	$650,000	$610,000 93.8% of target	$1,750,000
6   L3HARRIS 2022 PROXY STATEMENT

PROPOSAL 1:
ELECTION OF DIRECTORS
Our Board unanimously recommends voting FOR election of its 13 nominees for director for a one-year term expiring at the 2023 Annual Meeting of Shareholders.
>
With a diverse mix of backgrounds, skills and experience and a track record of driving long-term shareholder value, as well as a deep and unique understanding of our business and the challenges and opportunities L3Harris faces, our Board is well positioned to discharge its responsibilities.

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Nominees collectively have broad and diverse leadership experience and many other qualifications, skills and attributes that our Board views as valuable to L3Harris.

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Healthy balance of shorter and longer tenures among nominees, all of whom are independent, except Mr. Kubasik, our Vice Chair and CEO, and Mr. Brown, our Executive Chair.

Our entire Board is elected annually by our shareholders. Our Restated Certificate of Incorporation provides that our Board shall consist of not less than 8 or more than 13 directors, the exact number of directors to be determined from time to time by our Board. Each director holds office until the Annual Meeting of Shareholders for the year in which that director’s term expires, and until that director’s successor is elected and qualified, except in the case of death, resignation, retirement or removal from office. Vacancies may be filled by a majority of the remaining directors.
OUR NOMINEES AS A GROUP
Our Board currently consists of the following thirteen directors:
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Christopher E. Kubasik, Vice Chair and Chief Executive Officer;

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William M. Brown, Executive Chair; and

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Eleven independent directors (Sallie B. Bailey, Peter W. Chiarelli, Thomas A. Corcoran, Thomas A. Dattilo, Roger B. Fradin, Harry B. Harris, Jr., Lewis Hay III, Lewis Kramer, Rita S. Lane, Robert B. Millard and Lloyd W. Newton).

Based on the recommendation of our Nominating and Governance Committee, our Board has nominated the 13 directors comprising our Board — all of whom are standing for election as incumbents — for a new one-year term that will expire at the 2023 Annual Meeting of Shareholders.
No nominee is related to any other nominee or to any executive officer of L3Harris or its subsidiaries, by blood, marriage or adoption.
Below we provide information on each nominee’s experience, qualifications, attributes and skills that our Board has determined support the nominee’s nomination and service as a L3Harris director. Data with respect to the number of shares of our common stock beneficially owned by each of our directors as of February 23, 2022 can be found in the table on page 95. Beginning on page 16, we describe our director nomination process, and beginning on page 8, we describe the criteria we apply in selecting nominees.
L3HARRIS 2022 PROXY STATEMENT   7

PROPOSAL 1: ELECTION OF DIRECTORS VOTING STANDARD FOR DIRECTORS
VOTING STANDARD FOR DIRECTORS
Under our By-Laws and Corporate Governance Guidelines, the voting standard for the election of our directors is a majority voting standard in uncontested elections and a plurality voting standard in contested elections. The election of directors at the 2022 Annual Meeting of Shareholders is an uncontested election and thus the majority voting standard applies.
To be elected under a majority voting standard, a director nominee must receive more “For” votes than “Against” votes. Abstentions and any broker non-votes will have no effect on the election of directors because only votes cast “For” or “Against” a nominee will be counted. Any incumbent director nominee who does not receive more “For” votes than “Against” votes must promptly offer to tender the individual’s resignation following certification of the vote, and our Nominating and Governance Committee will then recommend to our Board whether or not to accept it. Our Board shall take action within 90 days following certification of the vote, unless such action would cause us to fail to comply with the New York Stock Exchange (“NYSE”) independence or other legal requirements, in which event our Board shall take action as promptly as practicable while continuing to meet such requirements. Our Board will also promptly publicly disclose its decision and the reasons therefor.
If our Board does not accept the resignation, the nominee will continue to serve as a director until the next Annual Meeting of Shareholders and until the individual’s successor shall be duly elected and qualified, or until the individual’s prior death, resignation, retirement or removal from office. If our Board accepts the resignation, then a majority of our Board, in its sole discretion, may fill any resulting vacancy or may choose not to fill the vacancy and to decrease the size of our Board.
Proxies will be voted for the election of each of Mses. Bailey and Lane and Messrs. Brown, Chiarelli, Corcoran, Dattilo, Fradin, Harris, Hay, Kramer, Kubasik, Millard and Newton to serve for a one-year term expiring at the 2023 Annual Meeting of Shareholders, unless otherwise specified in the proxy/voting instructions. Proxies cannot be voted for more than the 13 nominees for director named in this proxy statement.
CRITERIA FOR BOARD MEMBERSHIP
General Criteria
Under our Corporate Governance Guidelines, our Board selects director nominees based on the recommendation of our Nominating and Governance Committee and the following criteria:
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Demonstrated ability and sound judgment;

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Personal qualities and characteristics, accomplishments and reputation in the business community or in the individual’s profession, professional integrity, educational background, business experience and related experience;

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Willingness to objectively appraise management performance;

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Current knowledge and contacts in the markets in which we do business and in our industry or other relevant industries, giving due consideration to potential conflicts of interest;

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Ability and willingness to commit adequate time to Board and committee matters, including attendance at Board, committee and annual shareholder meetings; and the number of other boards of which the individual nominee is a member;

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Diversity of viewpoints, background, experience and personal characteristics, including age, gender and racial and ethnic minority status; and

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Compatibility of the individual’s experience, qualifications, attributes or skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of L3Harris and the interests of our shareholders.

8   L3HARRIS 2022 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS NOMINEE BIOGRAPHIES

Incumbent Nominees
Our Nominating and Governance Committee’s process for considering, reviewing and evaluating incumbent directors as potential nominees for re-election typically is as follows:
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Prior to each annual meeting of shareholders, each current director discusses the individual’s participation on our Board and its committees and other relevant matters with our Board Chair and Lead Independent Director.

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Each current director also is requested to discuss any concerns or issues regarding continued membership on our Board with the Chair of our Nominating and Governance Committee.

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In addition, our Nominating and Governance Committee reviews each current director’s experience, qualifications, attributes, skills, tenure, contributions, other directorships, meeting attendance record, any changes in employment status and other information it deems helpful in considering and evaluating the director for nomination.

Our Nominating and Governance Committee followed this process with respect to nominees for election at the 2022 Annual Meeting of Shareholders.
Consideration of Diversity
Our Board values diversity as a factor in selecting nominees to serve on our Board. Although we have no specific policy on diversity, our Nominating and Governance Committee considers our Board membership criteria in selecting a pool of nominees, including diversity of viewpoints, background, experience and personal characteristics, including age, gender and racial and ethnic minority status. However, nomination of a candidate is not based solely on these factors. This process has been successful as we do have a very diverse board.
NOMINEE BIOGRAPHIES
Each of the nominees has consented to stand for election. If any nominee becomes unavailable for election, which we do not currently anticipate, proxies instructing a vote for that nominee may be voted for a substitute nominee selected by our Board or, alternatively, our Board may determine to leave the vacancy temporarily unfilled or reduce the number of directors in accordance with our By-Laws.
L3HARRIS 2022 PROXY STATEMENT   9

PROPOSAL 1: ELECTION OF DIRECTORS NOMINEES FOR ELECTION
NOMINEES FOR ELECTION
L3Harris Committees > Audit > Finance	Sallie B. Bailey	Age: 62 Director since April 2018	Independent Director

Qualifications, Skills and Attributes Valuable to L3Harris
>
Knowledge of corporate finance, capital raising, strategic planning, banking relationships, operations, complex information technology and other systems, enterprise risk management and investor relations

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Knowledge and experience with complex financial and accounting functions and internal controls

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Knowledge of complex financial, operational, management and strategic issues faced by a large global company

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Public company board and corporate governance experience

Position, Principal Occupation and Professional Experience
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Executive Vice President and Chief Financial Officer of Louisiana-Pacific Corporation (Dec. 2011-July 2018)

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Vice President and Chief Financial Officer of Ferro Corporation (Jan. 2007-July 2010)

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11-year career at The Timken Company in various senior management positions of increasing responsibility (1995-2006), lastly as Senior Vice President, Finance and Controller

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Previously with Tenneco Inc. in various finance organization roles (1988-1995), lastly as Assistant Treasurer

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Previously with Deloitte and Touche LLP as an audit supervisor

Other Current/Recent Public Company Directorships
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NVR, Inc. (since 2020)

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The AZEK Company Inc. (since 2020)

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General Cable Corporation (2013-2018)

L3Harris Committees > None	William M. Brown	Age: 59 Director since Dec. 2011	Employee Director (not independent)

Qualifications, Skills and Attributes Valuable to L3Harris
>
Current role as our Executive Chair, former role as our Chief Executive Officer and his leadership and management skills

>
Knowledge of complex strategic, operational, management and financial issues faced by a large company with international operations

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Knowledge and expertise related to strategic planning, global supply chain and procurement, productivity and lean manufacturing initiatives, international sales, marketing and operations, domestic and international mergers and acquisitions, regulatory challenges and enterprise risk management

>
Public company board and governance experience

Position, Principal Occupation and Professional Experience
>
Executive Chair of the Board of L3Harris Technologies, Inc. (since June 29, 2021)

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Chair of the Board and Chief Executive Officer of L3Harris Technologies, Inc. (June 29, 2019-June 29, 2021)

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Chairman of the Board, President and Chief Executive Officer of Harris Corporation (April 2014-June 28, 2019)

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President and Chief Executive Officer of Harris Corporation (Nov. 2011-April 2014)

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14-year career in U.S. and international roles at United Technologies Corporation (“UTC” and now known as Raytheon Technologies Corporation), a diversified global building and aerospace company (1997-2011), including Senior Vice President, Corporate Strategy and Development; 5 years as President of UTC’s Fire & Security Division; and President of Asia Pacific Operations of UTC’s Carrier Corporation

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Previously with McKinsey & Company as senior engagement manager and with Air Products and Chemicals, Inc. as project engineer

Other Current/Recent Public Company Directorships
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Becton, Dickinson and Company (since 2022)

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Celanese Corporation (since 2016)

10   L3HARRIS 2022 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS NOMINEES FOR ELECTION

L3Harris Committees > Audit > Innovation and Cyber (Chair)	Peter W. Chiarelli	Age: 71 Director since Aug. 2012	Independent Director

Qualifications, Skills and Attributes Valuable to L3Harris
>
Knowledge and expertise in complexities of both U.S. and international militaries, defense communities and defense industries

>
Extensive background in military operations and national security

>
Experience addressing complex operational and strategic issues, managing significant operating budgets and handling legislative and public affairs

Position, Principal Occupation and Professional Experience
>
Chief Executive Officer, 1560 LLC, a company engaged in public policy and electoral research and analysis (2018-2019)

>
Chief Executive Officer of One Mind, a non-profit organization bringing together healthcare providers, researchers and academics to cure brain disorders (April 2012-Jan. 2018)

>
General, U.S. Army (Retired), retired in March 2012 after nearly 40 years of service with U.S. Army, commanding troops at all levels from platoon to Multi-National Corps and holding various senior officer positions, including:

■
Vice Chief of Staff  (Army’s second-highest-ranking officer), with responsibility for oversight of day-to-day operations and for leading budget planning and execution and efforts to modernize equipment, procedures and formations

■
Senior Military Assistant, Secretary of Defense

■
Commander of Multi-National Corps — Iraq

■
Division Commander, Fort Hood, Texas and Baghdad, Iraq

■
U.S. Army Chief of Operations, Training and Mobilization

■
Executive Officer, Supreme Allied Commander, Europe

L3Harris Committees > Audit > Finance	Thomas A. Corcoran	Age: 77 Director since June 29, 2019 (1997 including L3 service)	Independent Director

Qualifications, Skills and Attributes Valuable to L3Harris
>
Knowledge of complex operational, management, financial, strategic and governance issues faced by large public companies

>
Knowledge and expertise related to global supply chain, manufacturing, human resources, accounting and internal controls, finance and economic analysis and mergers and acquisitions

>
Knowledge of, and management experience with, aerospace and defense and technology industries and with the government procurement process, including with major U.S. Department of Defense programs

>
Public company board and governance experience

Position, Principal Occupation and Professional Experience
>
President, Corcoran Enterprises, LLC, a private management consulting firm (since 2001)

>
Senior Advisor, The Carlyle Group, a global alternative asset manager (2001-2017)

>
President and Chief Executive Officer, Gemini Air Cargo, an aircraft, crew, maintenance and insurance cargo airline (March 2001-April 2004)

>
President and Chief Executive Officer, Allegheny Teledyne Incorporated, a global manufacturer of technically advanced specialty materials and complex components (Oct. 1999-Dec. 2000)

>
President and Chief Operating Officer, Electronic Systems Sector and Space & Strategic Missiles Sector, Lockheed Martin Corporation, a global aerospace, defense, security and advanced technologies company (April 1993-Sept. 1999)

>
26-year career at General Electric in various management positions

Other Current/Recent Public Company Directorships
>
Aerojet Rocketdyne Holdings, Inc. (since 2008)

>
L3 Technologies, Inc. (1997-June 28, 2019)

L3HARRIS 2022 PROXY STATEMENT   11

PROPOSAL 1: ELECTION OF DIRECTORS NOMINEES FOR ELECTION
L3Harris Committees > Compensation > Nominating and Governance	Thomas A. Dattilo	Age: 70 Director since Aug. 2001	Independent Director

Qualifications, Skills and Attributes Valuable to L3Harris
>
Knowledge of complex operational, management, financial, strategic and governance issues faced by a large global public company

>
Knowledge and expertise related to global supply chain and distribution, mergers and acquisitions, lean manufacturing and related initiatives, international operations, human resources and talent management, accounting and internal controls and investor relations

>
Experience and knowledge related to strategic planning, capital raising, mergers and acquisitions and economic analysis

>
Public company board, governance and executive compensation experience

Position, Principal Occupation and Professional Experience
>
Advisor to various private investment firms (currently)

>
Chairman and Senior Advisor to Portfolio Group, a privately-held provider of outsourced financial services to automobile dealerships specializing in aftermarket extended warranty and vehicle service contract programs (Jan. 2013-June 2016)

>
Senior Advisor for Cerberus Operations and Advisory Company, LLC, a unit of Cerberus Capital Management, a private investment firm (2007-2009)

>
Chairman, President and Chief Executive Officer of Cooper Tire & Rubber Company (“Cooper”), which specializes in design, manufacture and sale of passenger car and truck tires (2000-2006)

>
President and Chief Operating Officer of Cooper (1999-2000)

>
Previously held senior positions with Dana Corporation, including President of its sealing products group

Other Current/Recent Public Company Directorships
>
Canoo Inc. (since 2020)

>
Solera Holdings, Inc. (2013-2016)

L3Harris Committees > Finance (Chair) > Innovation and Cyber	Roger B. Fradin	Age: 68 Director since Oct. 2016	Independent Director

Qualifications, Skills and Attributes Valuable to L3Harris
>
Knowledge of complex strategic, operational, financial, management and governance issues faced by a large public company

>
Knowledge of domestic and international operations, business development, strategic planning, product development and marketing, technology innovation, corporate finance, mergers and acquisitions, human resources and talent management, accounting and internal controls

>
Entrepreneurial background, with experience in driving growth for business and entering new markets, both organically and through acquisitions

>
Knowledge and experience in capital markets and finance matters

>
Public company board and governance experience

Position, Principal Occupation and Professional Experience
>
Chairman of Resideo Technologies, Inc., a residential comfort, thermal and security solutions provider (since 2018)

>
Chief Executive Officer of Juniper Industrial Holdings, Inc., a special purpose acquisition company focused on industrial and aerospace acquisitions (Oct. 2019-Jan. 2020)

>
Consultant (since 2020) and Operating Executive (Feb. 2017-2020) for The Carlyle Group, a global alternative asset manager

>
17-year career in senior positions with Honeywell International Inc., a diversified technology and manufacturing company (2000-2017), including:

■
Vice Chairman (2014-2017)

■
President and Chief Executive Officer, Automation and Controls business unit (2004-2014)

■
President and Chief Executive Officer, Security and Fire Solutions business unit

Other Current/Recent Public Company Directorships
>
Chairman of Juniper II Corp. (since 2021)

>
Resideo Technologies, Inc. (since 2018)

>
Vertiv Holdings Co (formerly GS Acquisition Holdings Corp) (since 2018)

>
Juniper Industrial Holdings, Inc. (2019-2021)

>
Pitney Bowes Inc. (2012-2019)

>
MSC Industrial Direct Co., Inc. (1998-2019)

12   L3HARRIS 2022 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS NOMINEES FOR ELECTION

L3Harris Committees > None	Harry B. Harris, Jr.	Age: 65 Director since Dec. 2021	Independent Director

Qualifications, Skills and Attributes Valuable to L3Harris
>
Knowledge and expertise in complexities of both U.S. and international militaries, defense communities and defense industries

>
Extensive background in military operations and national security

>
Extensive international policy and business experience, including as U.S. Ambassador to the Republic of Korea

>
Experience addressing complex operational and strategic issues, managing significant operating budgets and handling legislative and public affairs

Position, Principal Occupation and Professional Experience
>
U.S. Ambassador to the Republic of Korea (2018-2021)

>
Admiral, U.S. Navy (Retired), retired in 2018 after 40 years of military service, holding various senior officer positions and commanding the:

■
U.S. Pacific Command (USPACOM)

■
U.S. Pacific Fleet

■
U.S. 6th Fleet

■
NATO Striking and Support Forces

■
Joint Task Force in Guantanamo, Cuba

L3Harris Committees > Compensation (Chair) > Nominating and Governance	Lewis Hay III	Age: 66 Director since Feb. 2002	Independent Director

Qualifications, Skills and Attributes Valuable to L3Harris
>
Knowledge of complex strategic, operational, management, regulatory, financial and governance issues faced by a large public company

>
Knowledge and expertise related to strategic planning, capital raising, financial planning, enterprise risk management, accounting and internal controls, mergers and acquisitions, investor relations and renewable energy and other environmental matters

>
Public company board, governance and executive compensation experience

Position, Principal Occupation and Professional Experience
>
Operating Advisor for Clayton, Dubilier & Rice, LLC, a private equity investment firm (since Jan. 2014)

>
14-year career in senior positions with NextEra Energy, Inc. (formerly FPL Group, Inc.) (“NextEra”), one of the nation’s leading electricity-related services companies and the largest renewable energy generator in North America (1999-2013), including:

■
Chief Executive Officer of NextEra (June 2001-July 2012)

■
Chairman of NextEra (Jan. 2002-Dec. 2013)

Other Current/Recent Public Company Directorships
>
Anthem, Inc. (since 2013)

>
Capital One Financial Corporation (2003-2019)

L3HARRIS 2022 PROXY STATEMENT   13

PROPOSAL 1: ELECTION OF DIRECTORS NOMINEES FOR ELECTION
L3Harris Committees > Audit (Chair) > Compensation	Lewis Kramer	Age: 74 Director since June 29, 2019 (2009 including L3 service)	Independent Director

Qualifications, Skills and Attributes Valuable to L3Harris
>
Knowledge and experience with complex financial, audit and accounting matters and complex information technology and other systems

>
Knowledge of capital structure and related credit and finance matters, enterprise risk management and mergers and acquisitions

>
Extensive financial and business knowledge gained while serving as an independent auditor for numerous organizations across many industries

>
Public company board, governance and executive compensation experience

>
Expertise on functioning of audit committees and internal-control related matters

Position, Principal Occupation and Professional Experience
>
Retired from Ernst & Young LLP, a multinational professional services firm, in June 2009 after a nearly 40-year career during which he served on the firm’s U.S. Executive Board and held various senior positions including:

■
Global Client Service Partner for worldwide external audit and all other services for major clients

■
National Director of Audit Services

Other Current/Recent Public Company Directorships
>
Las Vegas Sands Corp. (since 2017)

>
L3 Technologies, Inc. (2009-June 28, 2019)

L3Harris Committees > None	Christopher E. Kubasik	Age: 60 Director since June 29, 2019 (2018 including L3 service)	Employee Director (not independent)

Qualifications, Skills and Attributes Valuable to L3Harris
>
Current role as our Chief Executive Officer, former role as President and Chief Operating Officer and his leadership and management skills

>
Knowledge and experience with complex strategic, operational, management and financial issues faced by a large aerospace and defense company with international operations

>
Knowledge and experience with complex financial and accounting functions and internal controls, mergers and acquisitions, human resources and talent development

>
Broad experience in aerospace, defense and technology industries and with business development and the government procurement process, as well as deep knowledge of Department of Defense customers

>
Public company board and governance experience

Position, Principal Occupation and Professional Experience
>
Vice Chair and Chief Executive Officer of L3Harris Technologies, Inc. (since June 29, 2021)

>
Vice Chair, President and Chief Operating Officer of L3Harris Technologies, Inc. (June 29, 2019-June 29, 2021)

>
Chairman, Chief Executive Officer and President of L3 Technologies, Inc. (May 2018-June 28, 2019)

>
Chief Executive Officer and President of L3 Technologies, Inc. (Jan. 2018-April 2018)

>
President and Chief Operating Officer of L3 Technologies, Inc. (Oct. 2015-Dec. 2017)

>
13-year career in various senior executive positions with Lockheed Martin Corporation, a global aerospace, defense, security and advanced technologies company, including 3 years as Vice Chairman, President and Chief Operating Officer

>
17-year career with Ernst & Young LLP, where he was named partner in 1996

Other Current/Recent Public Company Directorships
>
L3 Technologies, Inc. (2018-June 28, 2019)

>
Spirit AeroSystems Holdings, Inc. (2013-2016)

14   L3HARRIS 2022 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS NOMINEES FOR ELECTION

L3Harris Committees > Compensation > Finance	Rita S. Lane	Age: 59 Director since June 29, 2019 (2018 including L3 service)	Independent Director

Qualifications, Skills and Attributes Valuable to L3Harris
>
Knowledge and expertise related to global hardware operations and supply chain and distribution, manufacturing, sales and marketing and complex information technology and related systems

>
Knowledge and expertise related to strategic planning, technology innovation and research and development

>
Knowledge of complex operational, management, financial and operational issues faced by large global companies

>
Public company board and governance experience

Position, Principal Occupation and Professional Experience
>
Vice President, Operations of Apple Inc., where she oversaw the launch of the iPad® and manufacturing of the Mac® Desktop & Accessories product lines (July 2008-Jan. 2014)

>
Senior Vice President, Integrated Supply Chain and Chief Procurement Officer of Motorola Solutions, Inc. (June 2006-July 2008)

>
14-year career with International Business Machines Corporation serving within the Systems & Personal Computer division and as Vice President, Integrated Supply Chain

>
Served for 5 years in the U.S. Air Force, ultimately as a Captain

Other Current/Recent Public Company Directorships
>
Amphenol Corporation (since 2020)

>
Sanmina Corporation (since 2016)

>
Signify N.V. (since 2016)

>
L3 Technologies, Inc. (2018-June 28, 2019)

L3Harris Committees > Innovation and Cyber > Nominating and Governance	Robert B. Millard	Age: 71 Director since June 29, 2019 (1997 including L3 service)	Lead Independent Director (since June 29, 2019)

Qualifications, Skills and Attributes Valuable to L3Harris
>
Knowledge and expertise related to corporate finance, capital raising, financial planning, accounting, mergers and acquisitions and economic analysis

>
Experience and knowledge related to strategic planning, product development, technology innovation and talent management

>
Public company board, governance and executive compensation experience

Position, Principal Occupation and Professional Experience
>
Chairman of the Massachusetts Institute of Technology Corporation (2014-2020; now Chairman Emeritus)

>
Held various positions in business, including:

■
Managing Director at Lehman Brothers and its predecessors (1976-2008)

■
Chairman of Realm Partners L.L.C. (2009-2014)

Other Current/Recent Public Company Directorships
>
Evercore Inc. (since 2012)

>
L3 Technologies, Inc. (1997-June 28, 2019)

L3HARRIS 2022 PROXY STATEMENT   15

PROPOSAL 1: ELECTION OF DIRECTORS DIRECTOR NOMINATION PROCESS
L3Harris Committees > Innovation and Cyber > Nominating and Governance (Chair)	Lloyd W. Newton	Age: 79 Director since June 29, 2019 (2012 including L3 service)	Independent Director

Qualifications, Skills and Attributes Valuable to L3Harris
>
Knowledge and expertise in complexities of U.S. military and defense industry and extensive background in U.S. Department of Defense operations and human resources

>
Experience addressing complex organizational and strategic issues, managing significant operating budgets and handling legislative and public affairs

>
Knowledge of, and experience with, large aerospace and defense government projects and with the procurement process, including with major U.S. Department of Defense programs, and with complex operations, business development and technology-driven business environments

>
Public company board and governance experience

Position, Principal Occupation and Professional Experience
>
Executive Vice President, Pratt & Whitney Military Engines, an aerospace manufacturer (Sept. 2000-March 2006)

>
Four-Star General and Commander, U.S. Air Force (Retired), retired in August 2000, after 34 years of service. Responsible for the recruiting, training and education of all Air Force personnel from 1997 until his retirement. Also served as an Air Force congressional liaison officer with the U.S. House of Representatives and was a member of the Air Force’s Air Demonstration Squadron, the Thunderbirds

Other Current/Recent Public Company Directorships
>
L3 Technologies, Inc. (2012-June 28, 2019)

>
Torchmark Corporation (now known as Globe Life Inc.) (2006-2018)
DIRECTOR NOMINATION PROCESS
Our Board is responsible for approving nominees to stand for election as directors. Our Nominating and Governance Committee assists in this process, identifying individuals it determines are qualified to become Board members and recommending nominees.
Our Board has a long-standing policy to consider director nominees recommended by shareholders. A shareholder who wishes to recommend a nominee may do so by following the process discussed on page 97. Our Secretary will forward properly submitted shareholder-recommended nominations to the Chair of our Nominating and Governance Committee, and such nominations will be evaluated and considered by that committee in the same manner in which it evaluates other proposed nominees.
In addition, the “proxy access” provision of our By-Laws allows an individual eligible shareholder, or a group of no more than 20 eligible shareholders, to nominate and include in our proxy materials candidates for election to our Board under terms that include the following:
>
The shareholder or shareholder group must have owned 3% or more of the outstanding shares of our common stock continuously for at least three years.

>
The maximum number of proxy access nominees permitted is the greater of two or 20% of our Board (rounded down to the nearest whole number).

>
The shareholder(s) and the nominee(s) must satisfy additional eligibility and procedural requirements set forth in Article II, Section 11 of our By-Laws, including that a proxy access nomination notice must be delivered to us within a prescribed time period in advance of our Annual Meeting of Shareholders (see page 97 for the specific timeframe that applies to nominations for our 2023 Annual Meeting of Shareholders) and that all nominees and nominating shareholder(s) provide certain information, representations and agreements to us.

Our Board believes that the proxy access provision of our By-Laws strikes an appropriate balance between providing our shareholders with broad and meaningful access to our proxy materials, on one hand, and requiring sufficient transparency, protecting the interests of all shareholders and ensuring effective governance, on the other hand, and reflects best practices by being broadly consistent with other Standard & Poor’s 500 (“S&P 500”) companies’ proxy access by-laws.
Our Nominating and Governance Committee expects to retain a third-party search firm to assist in identifying and/or evaluating potential nominees, and our recently elected independent director, Harry B. Harris, Jr., was identified and/or evaluated using this process.
16   L3HARRIS 2022 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS BOARD REFRESHMENT POLICY

BOARD REFRESHMENT POLICY
As noted above, upon completion of the Merger on June 29, 2019, our Board was reconstituted to consist of twelve directors:
>
Christopher E. Kubasik, Vice Chair and Chief Executive Officer (formerly L3’s Chairman, Chief Executive Officer and President);

>
William M. Brown, Executive Chair (formerly Harris’ Chairman, President and Chief Executive Officer);

>
Five independent directors from the Harris Board (Sallie B. Bailey, Peter W. Chiarelli, Thomas A. Dattilo, Roger B. Fradin and Lewis Hay III); and

>
Five independent directors from the L3 Board (Thomas A. Corcoran, Lewis Kramer, Rita S. Lane, Robert B. Millard and Lloyd W. Newton).

On December 9, 2021, we added an additional seat to our Board, as permitted by our Restated Certificate of Incorporation, and our Board elected Harry B. Harris, Jr. to fill the vacancy created by the addition of such Board seat.
Our Board believes that these thirteen directors not only have a diverse mix of backgrounds, skills and experience and a track record of driving long-term shareholder value, but, together, also possess a deep and unique understanding of our business and thus the challenges and opportunities L3Harris faces, and therefore, our Board is well positioned to discharge its responsibilities. Our Board has a favorable balance of shorter and longer tenures and has benefited through new interactions and the accompanying refreshed perspectives.
Additionally, the Merger Agreement provided that there would be a transition from Mr. Brown to Mr. Kubasik of the Chief Executive Officer role on the second anniversary of the Merger (June 29, 2021) and of the Chair role by the third anniversary of the Merger (June 29, 2022). Pursuant to the Merger Agreement and Mr. Brown’s and Mr. Kubasik’s respective employment arrangements: on June 29, 2021, Mr. Brown ceased being Chief Executive Officer of L3Harris, but remained Executive Chair, and Mr. Kubasik succeeded him as Chief Executive Officer, becoming Vice Chair and Chief Executive Officer, and ceased being Chief Operating Officer; and on June 29, 2022, Mr. Brown will retire as an officer and employee of L3Harris and resign as a member of the Board, and Mr. Kubasik will succeed Mr. Brown, becoming Chair of L3Harris.
We do not impose term limits for directors. Under our retirement policy, a director who reaches age 75 may not be appointed, re-appointed, nominated or stand for election or re-election, but may serve out the remainder of the individual’s then-current term. This policy does not apply to any director designated pursuant to the Merger-related provisions of our Restated Certificate of Incorporation and our By-Laws, until after the third anniversary of the Merger (June 29, 2022). With the expiration of the Merger-related suspension of our retirement policy in June 2022, we expect Mr. Corcoran, Mr. Kramer and Mr. Newton will retire and not stand for re-election in 2023.
A director also is expected to offer to tender the individual’s resignation from the Board in the event of retirement from the individual’s principal position or another significant change in employment position or employer. Our Board then would determine whether such director’s continued Board membership under the new circumstances is in the best interests of L3Harris and our shareholders, free from conflicts of interest and otherwise appropriate.
L3HARRIS 2022 PROXY STATEMENT   17

CORPORATE
GOVERNANCE
We have long been focused on and committed to responsible and effective corporate governance in order to enhance the creation of sustainable, long-term shareholder value and to be accountable and responsive to our shareholders. In support of those goals, we have Corporate Governance Guidelines that trace their history to 1960. Our Board regularly reviews our Corporate Governance Guidelines and updates them from time to time as regulatory requirements change and governance practices evolve. Our Nominating and Governance Committee is responsible for overseeing our Corporate Governance Guidelines and reporting and making recommendations to our Board concerning corporate governance matters.
Our Corporate Governance Guidelines address a broad set of issues that our Board believes are integral to sound governance practices:
>
Board composition

>
Director independence

>
Selection of Chair

>
Designation and responsibilities of Lead Independent Director

>
Selection of Board nominees

>
Board membership criteria

>
Majority voting for directors

>
Director retirement policy

>
Other directorships

>
Director compensation

>
Stock ownership guidelines

>
Prohibitions on hedging

>
Prohibition on margin accounts and pledging transactions

>
Meeting schedules and agenda

>
Executive sessions of independent directors

>
Access to management

>
Board committees and membership

>
Board and director responsibilities

>
Director orientation and continuing education

>
CEO performance evaluation and compensation

>
Succession planning

>
Board and committee self-evaluations

A copy of our Corporate Governance Guidelines is available on the Corporate Governance section of our website at www.l3harris.com/company/environmental-social-and-governance.
OUR BOARD’S ROLE AND RESPONSIBILITIES
Overview
Our Board is responsible for overseeing the management of our business, property and affairs and is focused on the creation of sustainable, long-term shareholder value. In addition to participating in Board and committee meetings held at our corporate headquarters or other offices or locations and reviewing relevant materials, Board members inform themselves about our business through discussions with our Chief Executive Officer (“CEO”) and our other executives, and by visiting our facilities.
Our Board’s major responsibilities include:
>
overseeing the conduct of our business and reviewing and approving our long-term strategy, key strategic and financial objectives and operating plans and other strategic actions;

>
overseeing the management of our business and other enterprise risks and our enterprise risk management process;

>
establishing and maintaining an effective governance structure, including appropriate board composition;

>
planning for board succession and appointing directors to fill Board vacancies between annual meetings of shareholders;

>
selecting our CEO, electing our corporate officers, evaluating the performance of our CEO and other executive officers, planning for CEO succession and monitoring management’s succession planning for other executive officers;

>
determining CEO compensation and overseeing the determination of other executive officer compensation;

18   L3HARRIS 2022 PROXY STATEMENT

CORPORATE GOVERNANCE OUR BOARD’S ROLE AND RESPONSIBILITIES

>
overseeing our ethics and compliance programs and periodically assessing our culture;

>
overseeing our systems of control which promote accurate and timely reporting of financial information to shareholders and our processes for maintaining the integrity of our financial statements and other public disclosures; and

>
overseeing our environmental, health and safety programs and monitoring and taking appropriate action regarding strategic issues and trends relating to environmental and corporate citizenship and responsibility.

Strategy Oversight
Our Board plays an active role in overseeing the formulation and implementation of our overall business strategy. As part of our annual strategic planning process, toward the end of each fiscal year, our senior leadership team and other executives present to our Board Company-wide and business unit annual operating plans and three-year strategic plans for the upcoming fiscal year(s). Our Board thoroughly reviews and provides substantive insight and guidance on these plans and, after further review sessions, approves them. Our Board then receives regular updates throughout the year on the progress, challenges and risks with respect to execution of the plans.
Our Board also routinely receives updates on and discusses topics of strategic importance to us, such as technology, cybersecurity, enterprise risk management and merger, acquisition and portfolio shaping opportunities. Our Board holds executive sessions solely for independent directors at each regularly-scheduled Board meeting to discuss strategic matters and other significant business developments.
Risk Oversight
In fulfilling its responsibility of overseeing the management of our business and other enterprise risks, our Board has approved our use of an enterprise risk management (“ERM”) process administered by management, as described below, and considers risks and related mitigation identified through the ERM process or raised in the context of a range of matters on which management reports to our Board or one of its committees.
ENTERPRISE RISK MANAGEMENT PROCESS
Our ERM process, among other things, is designed to identify material risks across L3Harris with input from each business segment and function. This process has been reviewed by our Board and is the subject of oversight and regular review by our Audit Committee. However, the responsibility for the day-to-day management of risk lies with our management, which continually monitors the material risks facing L3Harris, including strategic risk, financial risk, operational risk and legal and compliance risk. Under our ERM process, which is coordinated through a cross-functional management committee, various material business risks are regularly identified, assessed and prioritized. The top risks to L3Harris, which are reflected in an enterprise risk “heat map,” and any mitigation plans associated with those risks, are reported to our Board. In addition, our management ERM committee regularly provides reports to our senior executives to ensure dissemination of information about identified risks to management and throughout L3Harris. We also manage risk through numerous controls and processes embedded in our operations, which are reviewed from time to time with our Board and/or its relevant committees.
ALLOCATION OF RISK OVERSIGHT RESPONSIBILITIES
As noted above, our Board also considers risks that are raised in the context of various matters that management may bring to the attention of our Board or one of its committees. When a committee considers risks, it provides reports regarding such risks to our full Board. Examples of risks considered by our Board and its committees are shown below:
>
Full Board — elements of risk related to Company-wide and business unit annual operating plans, three-year strategic plans, cybersecurity, merger, acquisition and portfolio shaping opportunities, market environment updates, regular financial and operations updates and other strategic discussions.

>
Audit Committee — elements of risk related to financial reporting, internal audit, internal control over financial reporting, auditor independence and related areas of accounting, taxation, law and regulation.

>
Compensation Committee — elements of risk related to compensation policies and practices and talent management and succession planning.

>
Finance Committee — elements of risk related to liquidity, financial arrangements, capital structure, ability to access capital markets and the financial and investment aspects of our defined contribution and defined benefit plans.

>
Innovation and Cyber Committee — elements of risk related to innovation of technology, new product development, disruptive trends and other risks of gaps in innovation and technology, cybersecurity and related matters and our business activities which involve matters that are designated as classified for purposes of national security.

>
Nominating and Governance Committee — elements of risk related to corporate governance issues and various aspects of U.S. and international regulatory compliance, ethics, business conduct, social responsibility, environmental, health and safety matters and export/import controls.

L3HARRIS 2022 PROXY STATEMENT   19

CORPORATE GOVERNANCE OUR BOARD’S ROLE AND RESPONSIBILITIES
Management Succession Planning
As part of its oversight responsibility for management succession planning, our Board dedicates at least one meeting each year to a comprehensive review of our management succession strategy and our leadership pipeline for key roles, including the CEO, based on our long-term strategy. Our Board’s Compensation Committee facilitates the review session, which includes:
>
consideration and assessment of key leadership talent throughout our Company;

>
our talent strategy for critical positions, including roles for which it may be necessary to consider external candidates; and

>
contingency plans in the event the CEO or another executive officer unexpectedly is unable to serve for any reason, including death or disability.

As noted above, the Merger Agreement provided that there would be a transition from Mr. Brown to Mr. Kubasik of the Chief Executive Officer role on the second anniversary of the Merger (June 29, 2021) and of the Chair role by the third anniversary of the Merger (June 29, 2022). Pursuant to the Merger Agreement and Mr. Brown’s and Mr. Kubasik’s respective employment arrangements: on June 29, 2021, Mr. Brown ceased being CEO of L3Harris, but remained Executive Chair, and Mr. Kubasik succeeded him as CEO, becoming Vice Chair and CEO, and ceased being Chief Operating Officer; and on June 29, 2022, Mr. Brown will retire as an officer and employee of L3Harris and resign as a member of the Board, and Mr. Kubasik will succeed Mr. Brown, becoming Chair of L3Harris.
In addition, management conducts periodic talent reviews of all of our business segments and corporate functional areas, including discussion of the succession plans for key positions and identification of top talent for development in future leadership roles. These reviews inform and support our Board’s review session. Our Board also receives regular updates on key talent indicators for our overall workforce, including employee engagement, attrition, diversity and inclusion, recruiting and development programs and our broader human capital management strategy, and has regular opportunities to observe key leaders and high-potential talent through presentations, meetings and other events. On occasion, individual Board members may serve in a mentoring capacity for one or more of our executives.
Ethics, Compliance and Sustainability Oversight
Our Board has responsibility for overseeing our ethics and compliance programs and our activities related to corporate citizenship and responsibility and sustainability. This oversight is carried out largely through our Board’s Nominating and Governance Committee, which assists our Board in overseeing our ethics and business conduct program, our environmental, health and safety programs and our charitable, civic, educational and philanthropic activities, and also monitors and takes appropriate action regarding strategic issues and trends relating to environmental, social and governance efforts and corporate citizenship and responsibility that could affect our operations, financial performance or public image. For additional details on the role of our Nominating and Governance Committee, see page 27.
CODE OF CONDUCT
All L3Harris employees, officers and directors are required to abide by our Code of Conduct to help ensure that we consistently conduct our business in an ethical and legal manner. Our Code of Conduct is an important component of a comprehensive ethics and compliance program that includes compliance with all laws and corporate policies and procedures, an open relationship among employees that contributes to good business conduct, and an abiding belief that we should conduct all business dealings with integrity, honesty and responsibility.
Our Nominating and Governance Committee assists our Board in fulfilling its oversight responsibility as to our compliance with the goals and objectives in our Code of Conduct by reviewing and taking action regarding compliance processes, standards and controls and reviewing results of relevant audits and investigations. Our Code of Conduct covers a broad range of topics, including:
>
Promoting diversity, inclusion and respect in the workplace

>
Health and safety

>
Privacy of personally identifiable information

>
Avoiding conflicts of interest

>
Working with governments

>
Commitment to quality

>
Bribery, corruption and kickbacks

>
Business courtesies

>
Fair competition

>
Exports, imports and trade compliance

>
Confidential information and intellectual property

>
Material non-public information and insider trading

>
Communicating L3Harris information

>
Social media

>
Business records and record management

>
Protecting L3Harris and customer assets

>
Political activities and lobbying

>
Human rights

>
Corporate responsibility

>
Avoiding harassment and preventing discrimination

20   L3HARRIS 2022 PROXY STATEMENT

CORPORATE GOVERNANCE OUR BOARD’S ROLE AND RESPONSIBILITIES

Employees are required to report any conduct they believe in good faith to be a violation of our Code of Conduct or policies. Our Code of Conduct is posted on our website at www.l3harris.com/company/environmental-social-and-governance and also is available by written request to our Corporate Ethics Office, L3Harris Technologies, Inc., 1025 West NASA Boulevard, Melbourne, Florida 32919. Any amendment to, or waiver from, our Code of Conduct that is required to be disclosed to shareholders will be posted on our website within four business days following such amendment or waiver.
SUSTAINABILITY — ENVIRONMENTAL, SOCIAL AND GOVERNANCE (“ESG”) MATTERS
We have a strong commitment to creating a more sustainable future for our society, which we have demonstrated by establishing our values of integrity, respect and excellence. It is on this foundation we established and continue to advance our comprehensive ESG program that includes a focused strategy and detailed metrics for how we plan to hold ourselves accountable.
We also are committed to serving all of our stakeholders – employees, shareholders, customers, suppliers and community partners, among others. As a technology innovator, we strive to deliver solutions that solve some of our customer’s most mission-critical challenges, while at the same time seeking to address ESG-related issues, including reducing our environmental impact.
For more information about L3Harris’ ESG program and related efforts, refer to the 2021 Sustainability Report which will be published soon after the date of this proxy statement on the ESG section of our website at https://www.l3harris.com/company/environmental-social-and-governance.
Communicating With Our Board of Directors
GENERAL COMMUNICATIONS
Shareholders and other persons who wish to communicate with a member or members of our Board, including our Chair, our Vice Chair, our Lead Independent Director, the chair of any standing committee of our Board or the independent directors as a group, may send an e-mail to the intended recipient(s) c/o our Secretary at corporate.secretary@l3harris.com or may write to the intended recipient(s) c/o Secretary, L3Harris Technologies, Inc., 1025 West NASA Boulevard, Melbourne, Florida 32919. Our Secretary will review each such communication and, if it is related to the duties and responsibilities of our Board and its committees, will forward it to the appropriate recipient(s). A director who receives a communication for which the individual was the intended recipient will determine whether it will be sent to our full Board or a committee thereof.
Our Board has instructed our Secretary not to forward communications that our Secretary deems unduly hostile, threatening, illegal or otherwise inappropriate (such as surveys, spam, junk mail, resumes, service or product inquiries or complaints, solicitations or advertisements). Our Secretary will periodically provide our Board a summary of all communications (other than surveys, spam, etc.) that were not forwarded to the intended recipient(s) and will make those communications available to any director upon request.
ACCOUNTING, INTERNAL CONTROL, AUDITING AND OTHER MATTERS
Our Audit Committee has established procedures for the receipt, retention and treatment of complaints and concerns regarding accounting, internal accounting controls or auditing matters, financial reporting or disclosure matters and other matters relating to actual, alleged or potential violations of any law, rule or regulation relating to securities or to fraud against shareholders. Upon receipt of a complaint or concern, a determination will be made whether it pertains to any of these matters, and if it does, it will be handled in accordance with these procedures. A copy of the procedures is available on the Corporate Governance section of our website at www.l3harris.com/company/environmental-social-and-governance.
Employees may communicate concerns about such matters to their supervisor, manager or ethics advisor, or to the Vice President, Internal Audit or the Director, Ethics and Compliance or certain other individuals. Alternatively, they may communicate their concerns on a confidential, anonymous basis by way of e-mail or toll-free hotline numbers listed on our website and in our Code of Conduct.
Other persons with such complaints or concerns may contact our Vice President, Internal Audit or Director, Ethics and Compliance at 1025 West NASA Boulevard, Melbourne, Florida 32919.
L3HARRIS 2022 PROXY STATEMENT   21

CORPORATE GOVERNANCE STOCK OWNERSHIP GUIDELINES FOR NON-EMPLOYEE DIRECTORS
STOCK OWNERSHIP GUIDELINES FOR NON-EMPLOYEE DIRECTORS
To further align the interests of our non-employee directors and shareholders, our Board has adopted stock ownership guidelines for our non-employee directors, as follows:
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Our non-employee directors are expected to own L3Harris stock or stock equivalent units having a minimum value equal to five times the annual cash retainer for service as a member of our Board.

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Directors are expected to meet these levels within five years after election or appointment to our Board (or five years from the closing of the Merger, in the case of non-employee directors designated by Harris or L3 in connection with the Merger).

Shares owned outright or jointly by the non-employee director and deferred equity awards (on an after-tax basis) credited for the non-employee director under any deferred compensation plan maintained by L3Harris count toward the guidelines. Directors who are retiring and will not be standing for re-election at the next Annual Meeting of Shareholders are no longer subject to the guidelines. As of February 23, 2022, all of our non-employee directors met the stock ownership guidelines or were on track to achieve such ownership within the applicable compliance timeframe.
BOARD LEADERSHIP STRUCTURE
Our Board’s leadership is currently structured as follows:
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a Chair of the Board (“Chair”), currently an Executive Chair;

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a combined position of Vice Chair of the Board (“Vice Chair”) and CEO;

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a Lead Independent Director with well-defined duties that support our Board’s oversight responsibilities;

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a robust committee structure comprised solely of independent directors; and

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engaged Board members who are independent (other than our current Executive Chair and our current Vice Chair and CEO) and who conduct candid and constructive discussions and deliberations.

Board Policy on Chair and CEO Roles
Our Board elects a Chair from among the directors and also may appoint a Vice Chair, as it has done in connection with the Merger. Our Board combines or separates the positions of Chair and CEO based on what our Board believes best serves the needs of L3Harris and our shareholders at any particular time based on then-existing facts and circumstances. The Merger Agreement provided that there would be a transition from Mr. Brown to Mr. Kubasik of the CEO role on the second anniversary of the Merger (June 29, 2021) and of the Chair role by the third anniversary of the Merger (June 29, 2022), at which point the CEO and Chair positions will be re-combined. Consistent with the Merger Agreement and Mr. Brown’s and Mr. Kubasik’s respective employment arrangements: on June 29, 2021, Mr. Brown ceased being CEO of L3Harris, but remained Executive Chair of L3Harris, and Mr. Kubasik succeeded him as CEO of L3Harris, becoming Vice Chair and CEO of L3Harris, and ceased being Chief Operating Officer of L3Harris.
Our Board is committed to strong corporate governance and appropriate independent oversight of management. However, our Board believes it would be fundamentally wrong to permanently and inflexibly separate or combine the positions of Chair and CEO and remove our Board’s ability to choose the leadership structure that best serves the needs of L3Harris and our shareholders at a given time based on its unique knowledge of the challenges and opportunities L3Harris faces.
22   L3HARRIS 2022 PROXY STATEMENT

CORPORATE GOVERNANCE BOARD LEADERSHIP STRUCTURE

Current Board Leadership
Our Board believes the following factors are key to providing it with appropriate opportunities for oversight, discussion and evaluation of L3Harris’ decisions and direction:
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the Lead Independent Director structure;

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the independence of each director, other than Messrs. Kubasik and Brown;

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the ability of independent directors to participate in the agenda-setting process for our Board and committee meetings;

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regularly scheduled executive sessions of independent directors; and

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our directors’ access to management.

Our Lead Independent Director currently is Mr. Millard, whom our Board designated on June 29, 2019 and re-designated in each of April 2020 and April 2021.
As noted elsewhere, under the terms of the Merger Agreement and the related employment agreements with Mr. Kubasik and Mr. Brown:
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Mr. Kubasik served as Vice Chair, President and Chief Operating Officer through the second anniversary of the Merger (June 29, 2021), at which point he became our Vice Chair and CEO. On the third anniversary of the Merger (June 29, 2022), Mr. Kubasik will become our Chair.

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Mr. Brown served as our Chair and CEO through the second anniversary of the Merger (June 29, 2021), then stepped down as CEO and continues to serve for one additional year as Executive Chair. On the third anniversary of the Merger (June 29, 2022), he will retire as an officer and employee of L3Harris and resign as a member of our Board.

The employment agreements with Mr. Kubasik and Mr. Brown are described in “Compensation Discussion and Analysis —  Employment Agreements” beginning on page 54.
Our Board believes that its current leadership structure provides independent board leadership and oversight while also benefiting from having Mr. Brown serve as Executive Chair, who, while he served as CEO of L3Harris, demonstrated the strong leadership and vision necessary to drive our strategies and achieve our objectives. Our Board believes that Mr. Brown’s in-depth knowledge of our business and its challenges and opportunities, as well as his extensive understanding of our day-to-day operations and his ability to provide insight and direction on important strategic initiatives, make him well-positioned to chair regular Board meetings and to bring key business and stakeholder issues to our Board’s attention. Our Board also annually reviews its leadership structure to help ensure effective guidance to, and oversight of, management.
Executive Sessions of Independent Directors
Our Corporate Governance Guidelines require that at least two-thirds of the directors on our Board be independent directors. The agenda for each regularly scheduled Board meeting includes an executive (private) session of independent directors, which is chaired by our Lead Independent Director. The agenda for each regularly scheduled standing committee meeting (other than quarterly earnings review meetings of our Audit Committee) likewise includes an executive session of independent directors.
An important part of the executive sessions of independent directors of our Board and its standing committees is the discussion of results from the annual self-evaluations undertaken by our Board and its standing committees, which are described below.
Self-Evaluations by our Board and Committees
Our Board and its standing committees undertake annual self-evaluations designed to foster continuous improvement in performance and effectiveness. Our Nominating and Governance Committee facilitates our Board’s annual self-evaluation. Directors are asked to consider areas such as our Board’s role, relations with management, composition and meetings, and committee members are asked to consider areas such as the committee’s role and the responsibilities articulated in its charter, its composition and its operation. Self-evaluations may be undertaken utilizing written questionnaires, facilitated discussions or other means, as determined by our Board or the applicable committee. As noted above, review and discussion of the self-evaluation process and results occurs in executive session of our Board or the applicable committee.
L3HARRIS 2022 PROXY STATEMENT   23

CORPORATE GOVERNANCE BOARD LEADERSHIP STRUCTURE
Role of Lead Independent Director

When our Chair is not an independent director, our independent directors (by affirmative majority vote) designate one independent Board member to serve as Lead Independent Director. Service as Lead Independent Director generally is for a one-year term commencing on the date of our Annual Meeting of Shareholders. Until the third anniversary of the completion of the Merger (June 29, 2022), our Lead Independent Director must be a director designated by L3 prior to the Merger, who may be removed as Lead Independent Director prior to that anniversary only with the approval of at least 75% of the other then-serving independent directors.

The responsibilities and authority of our Lead Independent Director include:

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Presiding at all meetings of our Board at which our Chair is not present, including executive sessions of our independent directors;

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Serving as liaison between our Chair and our independent directors;

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Approving the information sent to our Board and the meeting agendas for our Board;

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Approving our Board meeting schedules to assure sufficient time for discussion of all agenda items;

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Calling meetings of our independent directors;

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Being available for consultation and direct communication with major shareholders, if they request and consistent with our policies regarding shareholder communications;

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Providing timely feedback from executive sessions of our independent directors to our CEO or other members of senior management;

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Playing a key role in the annual CEO evaluation process, together with the Chair of our Compensation Committee (or the Chair of our Nominating and Governance Committee if the same individual is serving as Lead Independent Director and Chair of our Compensation Committee);

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Playing a key role in our Board’s annual self-evaluation process and related matters, together with the Chair of our Nominating and Governance Committee (or the Chair of our Compensation Committee if the same individual is serving as Lead Independent Director and Chair of our Nominating and Governance Committee);

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Guiding and playing a key role in the CEO succession planning process; and

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Other responsibilities and authority as our Board may determine from time to time.

The designation of a Lead Independent Director is not intended to inhibit communications among our directors or between any of them and our Chair.
Director Independence Standards
Our Board assesses the independence of our directors and examines the nature and extent of any relationships between us and our directors, their families and their affiliates. Our Board is guided in this assessment by our Director Independence Standards, available on the Corporate Governance section of our website at www.l3harris.com/company/environmental-social-and-governance.
For a director to be considered independent, our Board must affirmatively determine that the director does not have any direct or indirect material relationship with us, other than as a director. When assessing the materiality of a director’s relationship with us, our Board will consider the issue not merely from the standpoint of the director, but also from the standpoint of persons or organizations with which the director has an affiliation. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others.
Pursuant to our Corporate Governance Guidelines, our Board undertook a review of director independence in February 2022, which included a review of the responses of each director to questions regarding the individual’s commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, and discussions with the director. Based on the NYSE listing standards and our Director Independence Standards, our Board has affirmatively determined in its business judgment that each director, with the exception of Mr. Kubasik, our Vice Chair and CEO, and Mr. Brown, our Executive Chair, is independent and has no direct or indirect material relationship with L3Harris, other than as a director, that impairs the director’s independence.
24   L3HARRIS 2022 PROXY STATEMENT

CORPORATE GOVERNANCE BOARD COMMITTEES

BOARD COMMITTEES
Our Board currently has five standing committees to assist in discharging its responsibilities: Audit, Compensation, Finance, Innovation and Cyber and Nominating and Governance.
Each committee regularly reports its activities and actions to our full Board, generally at the next Board meeting following the committee meeting. Our Board has adopted a written charter for each standing committee. The charters of our Audit Committee, Compensation Committee and Nominating and Governance Committee comply with the NYSE corporate governance requirements. There are no NYSE requirements with respect to our Finance Committee charter or Innovation and Cyber Committee charter.
Copies of all standing committee charters and our Corporate Governance Guidelines are available on the Corporate Governance section of our website at www.l3harris.com/company/environmental-social-and-governance and also are available to shareholders upon written request to our Secretary at L3Harris Technologies, Inc., 1025 West NASA Boulevard, Melbourne, Florida 32919.
Each standing committee’s principal functions are summarized below, with a more detailed description of purposes and responsibilities contained in its charter (and also in our Corporate Governance Guidelines, in the case of our Nominating and Governance Committee).
Audit Committee	Chair Lewis Kramer	Members Sallie B. Bailey Peter W. Chiarelli Thomas A. Corcoran
Key responsibilities
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Assisting our Board in overseeing, among other things: the quality and integrity of our financial statements; our compliance with relevant legal and regulatory requirements; our internal control over financial reporting; our independent registered public accounting firm’s qualifications and independence; and the performance of our internal audit function and our independent registered public accounting firm.

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Directly appointing, compensating, retaining, terminating and overseeing the work of our independent registered public accounting firm.

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Pre-approving all audit services, internal control-related services and non-audit services to be provided by our independent registered public accounting firm.

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Reviewing and discussing with our independent registered public accounting firm, our internal audit department and our management any major issues regarding accounting principles and financial statement presentations, the effect of regulatory and accounting initiatives or actions, as well as off-balance sheet structures, on our financial statements and any major issues concerning the adequacy of our internal controls or special steps adopted in light of any material control deficiencies.
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Discussing guidelines and policies governing management’s risk assessment process.

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Reviewing and discussing our earnings press releases, the types of financial information and earnings guidance we provide and the types of presentations made by us to analysts and rating agencies.

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Reviewing and discussing quarterly and year-end operating results with our independent registered public accounting firm, our internal audit department and our management; reviewing our interim financial statements prior to their inclusion in our Form 10-Q filings; and recommending to our Board the inclusion of our annual financial statements in our Annual Reports on Form 10-K.

Our Board has determined that each member of our Audit Committee:
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is independent within the meaning of NYSE listing standards, applicable laws and rules and our Director Independence Standards; and

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satisfies the “financial literacy” requirements of NYSE listing standards and has “accounting or related financial management expertise.”

Our Board also has determined that Mr. Kramer and Ms. Bailey each satisfy the “audit committee financial expert” criteria, as that term is defined by Securities and Exchange Commission (“SEC”) rules.
L3HARRIS 2022 PROXY STATEMENT   25

CORPORATE GOVERNANCE BOARD COMMITTEES
Compensation Committee	Chair Lewis Hay III	Members Thomas A. Dattilo Lewis Kramer Rita S. Lane
Key responsibilities
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Reviewing management training, development, organizational structure and succession plans, and recommending to our Board individuals for election as officers, including executive officers.

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Overseeing and reviewing our overall compensation philosophy, establishing the compensation and benefits of our executive officers and administering our equity-based compensation plans.

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Reviewing and approving corporate goals and objectives relevant to the compensation of our CEO, evaluating our CEO’s performance against those goals and objectives and, together with all independent directors of our Board, determining and approving annual salary, cash and equity incentives and other executive benefits for our CEO based on this evaluation.

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Reviewing and approving the annual salary, cash and equity incentives and other benefits for our other executive officers.

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Reviewing and approving employment, separation, severance and change in control agreements and plans and terms and any special arrangements in the event of termination of employment, death or retirement of executive officers.

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Determining stock ownership guidelines for our CEO, executive officers and other corporate officers and overseeing compliance with such guidelines.

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Overseeing regulatory compliance with applicable executive compensation laws, rules and regulations and with NYSE listing standards regarding shareholder approval of equity compensation plans.

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Reviewing, in consultation with our Nominating and Governance Committee, responses to shareholder proposals regarding matters falling within the responsibilities and duties of our Compensation Committee.

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Reviewing management’s assessment of the effect on our business of risks from our compensation policies and practices and periodically discussing such matters with management.

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Reviewing our diversity and inclusion efforts.

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Reviewing and discussing the “Compensation Discussion and Analysis” section of our proxy statement with management and making a recommendation to our Board on the inclusion of such section in our proxy statement.

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Retaining and terminating independent executive compensation consultants, including approving such consultants’ fees and other retention terms.

Our Board has determined that each member of our Compensation Committee is independent within the meaning of the NYSE listing standards, applicable laws and rules and our Director Independence Standards.
Our Compensation Committee has delegated to our CEO the authority to grant equity awards to employees who are not executive officers, subject to an annual maximum number of shares underlying the awards that may be granted, and annually reviews these awards.
For additional information regarding the role of our Compensation Committee and our executive compensation process and procedures, including the role of executive officers and compensation consultants in recommending the amount or form of executive compensation, see the “Compensation Discussion and Analysis” section of this proxy statement beginning on page 36.
Finance Committee	Chair Roger B. Fradin	Members Sallie B. Bailey Thomas A. Corcoran Rita S. Lane
Key responsibilities
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Periodically reviewing our financial position, capital structure, working capital, capital transactions, equity investments, debt ratings and other matters relating to our financial condition.

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Reviewing our dividend policy, capital asset plan and share repurchase policy and making recommendations to our Board relating to such policies.

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Overseeing the financial and investment policies and objectives applicable to our material benefit plans.

Our Board has determined that each member of our Finance Committee is independent within the meaning of the NYSE listing standards and our Director Independence Standards.
26   L3HARRIS 2022 PROXY STATEMENT

CORPORATE GOVERNANCE BOARD COMMITTEES

Innovation and Cyber Committee	Chair Peter W. Chiarelli	Members Roger B. Fradin Robert B. Millard Lloyd W. Newton
Key responsibilities
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Overseeing our innovation and technology strategy, with a focus on leveraging technology to drive increased orders, sales and profitability and further our overall business strategy.

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Overseeing cyber risks and related matters that may affect our and the management’s efforts to monitor and mitigate those risks.

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Overseeing our business activities which involve matters that are designated as classified for purposes of national security by an agency of the United States Government.

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Reviewing our progress against innovation and technology program objectives, including new product development.

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Reviewing potentially disruptive trends or external market conditions or other risks, gaps or opportunities in innovation and technology.

Our Board has determined that each member of our Innovation and Cyber Committee is independent within the meaning of the NYSE listing standards and our Director Independence Standards. All of the members of our Innovation and Cyber Committee currently possess security clearance credentials.
Nominating and Governance Committee	Chair Lloyd W. Newton	Members Thomas A. Dattilo Lewis Hay III Robert B. Millard
Key responsibilities
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Identifying and recommending qualified individuals for election or re-election to our Board and filling vacancies on our Board and periodically planning for Board succession.

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Adopting a policy and procedures for considering director candidates recommended by our shareholders.

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Developing, reviewing and recommending to our Board our Corporate Governance Guidelines and monitoring trends and evolving practices in corporate governance.

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Periodically assessing the adequacy of our corporate governance framework, including our Restated Certificate of Incorporation and By-Laws, and recommending changes to our Board for approval, as appropriate.

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Developing, reviewing and recommending to our Board director compensation and benefit plans.

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Reviewing, and making recommendations to our Board concerning, the structure, size, composition and operation of our Board and its committees, including recommending committee assignments.

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Developing, reviewing and recommending to our Board the meeting schedule for our Board and its committees, in consultation with our Lead Independent Director and each committee chair.

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Reviewing, and approving or ratifying, related person transactions in accordance with relevant policies.

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Reviewing and making recommendations to our Board regarding shareholder proposals and a process for shareholder communications with our Board.

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Facilitating our Board’s annual self-evaluation of its performance and effectiveness.

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Retaining and terminating independent director compensation consultants, including approving such consultants’ fees and other retention terms.

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Assisting our Board in overseeing our ethics and business conduct program consistent with sound, ethical business practices and legal requirements.

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Assisting our Board in overseeing our environmental, health and safety programs and charitable, civic, educational and philanthropic activities.

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Reviewing and taking appropriate action concerning strategic issues and trends relating to corporate citizenship and responsibility, including social and political trends and public policy issues that may have an impact on our operations, financial performance or public image.

Our Board has determined that each member of our Nominating and Governance Committee is independent within the meaning of the NYSE listing standards and our Director Independence Standards.
For additional information regarding the role of our Nominating and Governance Committee and our director compensation process and procedures, including the role of compensation consultants relating to director compensation, see the “Director Compensation and Benefits” section of this proxy statement beginning on page 29.
L3HARRIS 2022 PROXY STATEMENT   27

CORPORATE GOVERNANCE DIRECTOR COMPENSATION AND BENEFITS
OTHER GOVERNANCE MATTERS
Meeting Attendance
In fiscal 2021, our Board of Directors held 8 meetings, and its committees held a total of 23 meetings, and the average attendance of directors at those meetings is shown in the table below.
Fiscal 2021 Board and Committee Meetings and Attendance
Board / Committee	Number of Meetings Held	Average Meeting Attendance
Board of Directors	8	100%
Audit Committee	8	100%
Compensation Committee	5	100%
Finance Committee	2	100%
Innovation and Cyber Committee (formerly the Ad Hoc Technology Committee)	2	100%
Nominating and Governance Committee	6	100%
In fiscal 2021, each director then serving attended 100% of the meetings of our Board and its committees on which such director served. All of the directors taken together attended 100% of such meetings of our Board and its committees on which they served. In addition to meetings at our corporate headquarters, our Board periodically holds meetings at other facilities and locations and via videoconference.
We typically schedule a Board meeting in conjunction with our Annual Meeting of Shareholders. In the absence of unavoidable conflict, all Board members are expected to attend each Annual Meeting of Shareholders. All of our Board members then serving attended our 2021 Annual Meeting of Shareholders.
Related Person Transaction Policy
Our Board has adopted a written policy and procedures for the review, approval and ratification of transactions among L3Harris and our directors and executive officers and their related interests. The policy supplements the conflicts of interest policies set forth in our Code of Conduct and our other internal policies and procedures. Under the related person transaction policy, all related person transactions are to be reviewed by our Nominating and Governance Committee. Our Nominating and Governance Committee may approve or ratify a related person transaction if, in its business judgment, it determines that the transaction is in, or is not inconsistent with, the best interests of L3Harris and our shareholders. This may include situations where we provide to or receive from related persons products or services on an arm’s-length basis on terms comparable to those provided to or received from unrelated third parties. Any director who participates in or is the subject of an existing or potential related person transaction may not participate in the review, approval or ratification of the related person transaction.
Under the policy and consistent with SEC rules, a related person transaction is any transaction, arrangement or relationship in which L3Harris was, is or will be a participant, where the amount involved exceeds $120,000 and in which a related person had, has or will have a direct or indirect material interest. A related person includes any of our directors, nominees for director or executive officers, any person who is known to be the beneficial owner of more than 5% of any class of our common stock, an immediate family member of any person described above and any firm, corporation or other entity controlled by any person described above. The policy requires that each director and executive officer annually complete a questionnaire to identify the individual’s related interests and persons and notify us of changes to that information. Before entering into a proposed related person transaction, the related person or involved business area of L3Harris is requested to notify our Secretary of the facts and circumstances of the proposed transaction. If the Secretary determines that the proposed transaction is a related person transaction, it shall be submitted to our Nominating and Governance Committee for review and consideration. A related person transaction entered into without our Nominating and Governance Committee’s prior approval will not violate this policy or be unenforceable, so long as the transaction is brought to our Nominating and Governance Committee promptly after it is entered into or after it becomes apparent that the transaction is covered by this policy and is ratified by our Nominating and Governance Committee.
Based on its holdings as reported on a Schedule 13G/A filed with the SEC, BlackRock, Inc. beneficially owned more than 5% of our common stock as of February 15, 2022. BlackRock, Inc. and certain of its affiliates provided asset management services in fiscal 2021 for certain of our defined contribution and defined benefit plans, for which participants paid or will pay approximately $2.5 million and we paid or will pay approximately $0.8 million.
The agreement with BlackRock, Inc. was negotiated on an arm’s-length basis, and the ownership of our common stock plays no role in the business relations between us and BlackRock, Inc. In addition, we believe that the agreement represents standard terms and conditions for asset management services. In accordance with our then-existing related person transaction policy, the Harris Governance and Corporate Responsibility Committee reviewed, ratified and approved the agreement entered into by
Harris with BlackRock, Inc.
28   L3HARRIS 2022 PROXY STATEMENT

CORPORATE GOVERNANCE DIRECTOR COMPENSATION AND BENEFITS

DIRECTOR COMPENSATION AND BENEFITS
Our Board compensation program is intended to attract and retain directors with demonstrated ability, integrity, judgment and experience to fulfill their responsibility to oversee management and to develop and oversee the implementation of strategies aimed at creating sustainable, long-term value for our shareholders. The program also is intended to recognize the time commitments and potential liability associated with serving on the board of a public company.
Our independent directors are not permitted to receive, directly or indirectly, any consulting, advisory or other compensatory fees from us, and we do not compensate our employee directors separately for service as a director.
The form and amount of director compensation is annually reviewed and assessed by our Nominating and Governance Committee. The committee reviews compensation comparison peer group data and broad survey data concerning director compensation practices, levels and trends for companies comparable to us in revenue, businesses and complexity, as supplied by independent compensation consultants. If the committee believes any changes to director compensation are warranted, it makes recommendations for the Board to consider.
Our Board compensation program is described below.
Cash and Equity-Based Retainers for Non-Employee Directors
For fiscal 2021, our non-employee directors received the following cash and equity-based retainers:
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Board member: $130,000 annual cash retainer and $165,000 annual equity-based retainer in the form of director share units (described in more detail below)

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Lead Independent Director: $35,000 annual cash retainer

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Chair of Audit Committee: $30,000 annual cash retainer

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Chair of any other committee: $20,000 annual cash retainer

Effective January 1, 2022, our non-employee directors receive the following cash and equity-based retainers:
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Board member: $140,000 annual cash retainer and $170,000 annual equity-based retainer in the form of director share units (described in more detail below)

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Lead Independent Director: $50,000 annual cash retainer

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Chair of Audit Committee: $30,000 annual cash retainer

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Chair of any other committee: $20,000 annual cash retainer

Each cash retainer is payable on a quarterly basis in arrears and pro-rated based on period of service if a director does not serve for the entire quarter.
For the equity-based retainer, each year at our Annual Meeting of Shareholders, non-employee directors will be granted a number of director share units under our 2015 Equity Incentive Plan (or any successor equity compensation plan adopted by L3Harris) calculated by dividing, in the case of retainers for fiscal 2021, $165,000, and in the case of retainers thereafter effective January 1, 2022, $170,000, by the fair market value of one share of L3Harris common stock on the grant date (rounded down to the nearest whole share). The director share units generally will fully vest on the one-year anniversary of the grant date, subject to the non-employee director’s continued service and the terms and conditions of the non-employee director’s director share unit agreement, and upon vesting, will be paid in shares of L3Harris common stock, subject to deferral, as described below. If a non-employee director becomes a director after an Annual Meeting of Shareholders, the individual will be granted a pro-rated director share unit award based on the period of the non-employee director’s service on our Board during the year.
Deferred Compensation Plan for Non-Employee Directors
On June 29, 2019, our Board adopted the L3Harris Technologies, Inc. 2019 Non-Employee Director Deferred Compensation Plan (the “L3Harris Director Deferred Compensation Plan”), an unfunded, non-qualified deferred compensation plan for the benefit of our non-employee directors, which became effective December 31, 2019.
Under the L3Harris Director Deferred Compensation Plan, prior to the commencement of a calendar year, each non-employee director of L3Harris may elect to defer all or a portion of cash retainer fees to be earned and director share units to be granted in the subsequent year or years. (Special rules govern the timing of deferral elections by new non-employee directors who join our Board after a calendar year has commenced.)
Any cash retainer deferred will be credited as deferred units (each deferred unit is equivalent in value to one share of L3Harris common stock) to the non-employee director’s account as of the date the retainer would have otherwise been paid. The number of deferred units credited will be equal to the cash retainer amount deferred as of such date divided by the fair market value of
L3HARRIS 2022 PROXY STATEMENT   29

CORPORATE GOVERNANCE DIRECTOR COMPENSATION AND BENEFITS
L3Harris common stock on such date. Any director share unit award deferred will be credited as deferred units to the non-employee director’s account as of the date on which the director share units vest.
Each deferred unit is credited with dividend equivalents equal to dividends paid on L3Harris common stock, which are deemed reinvested in additional deferred units on the dividend payment date. Deferred units will be appropriately adjusted in the event of any change in L3Harris common stock through a merger, consolidation, or otherwise; a stock dividend; or a stock split, combination or other change in L3Harris common stock.
Payment will be made in shares of L3Harris common stock equal to the number of deferred units credited to the director’s account, including in respect of any fractional deferred units. A director may elect to receive deferred amounts either in a lump sum on a date certain within 90 days after the individual's resignation or retirement or in up to 10 annual installments over a designated number of years beginning on a date certain within 90 days after the individual's resignation or retirement. Within 90 days following a non-employee director’s death, a lump sum equal to the then-remaining balance in the individual's account will be made to the individual's beneficiary. Within 10 business days after a change in control (as defined in our 2015 Equity Incentive Plan) and to the extent permitted by Federal tax laws, each non-employee director (or former non-employee director) will receive a cash lump sum equal to the number of deferred units credited to the individual's account on the date of the change in control, multiplied by the fair market value of one share of L3Harris common stock on such date. If payment within 10 business days following a change in control is not permitted by Federal tax laws, then payment will be made at the time and in the form that payment would have been made if a change in control had not occurred.
Reimbursement, Insurance and Charitable Gift Matching
We pay or reimburse each non-employee director for travel and out-of-pocket costs and expenses incurred in connection with attending Board and committee meetings and other meetings on our behalf and attending director education programs. On occasion, spouses or guests are invited to accompany directors to Board-related events, and we cover their travel and related expenses.
We also provide each non-employee director with accidental death and dismemberment insurance of up to $200,000 and business travel insurance of up to an additional $200,000 in the event that the individual is involved in an accident while traveling on business relating to our affairs, and we pay the premiums for such insurance. The premiums for coverage during fiscal 2021 for all non-employee directors collectively amounted to less than $810. We also provide liability insurance coverage for all of our directors and officers.
Non-employee directors may participate in our charitable gift matching program, under which our foundation matches contributions to eligible educational institutions and tax-exempt organizations up to an annual maximum of  $10,000 per director.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and Board-elected officers, including the executive officers named in the Fiscal 2021 Summary Compensation Table on page 64. Under these agreements, we indemnify directors and officers with respect to their activities as a director, officer, employee or agent of L3Harris, or when serving at our request as a director, officer, employee or agent or in any other capacity for another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by them in connection with any threatened, pending or completed action, suit or other proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal, including appeals, to which they were, are or are threatened to be made, parties as a result of their service to or for us. Under the indemnification agreements, each director or officer will continue to be so indemnified with respect to the individual's service to or for us even after ceasing to occupy a position as an officer, director, employee or agent of L3Harris.
30   L3HARRIS 2022 PROXY STATEMENT

CORPORATE GOVERNANCE DIRECTOR COMPENSATION AND BENEFITS

FISCAL 2021 COMPENSATION OF NON-EMPLOYEE DIRECTORS TABLE
The following table sets forth information regarding compensation paid to each of our non-employee directors for fiscal 2021. We currently do not have a non-equity incentive plan or pension plan for directors.
Non-Employee Director	Fees Earned or Paid in Cash $(1)	Stock Awards $(2)	All Other Compensation $(3)	Total $
Sallie B. Bailey	$130,000	$164,807	$0	$294,807
Peter W. Chiarelli	$150,000	$164,807	$0	$314,807
Thomas A. Corcoran	$130,000	$164,807	$0	$294,807
Thomas A. Dattilo	$130,000	$164,807	$10,000	$304,807
Roger B. Fradin	$150,000	$164,807	$10,000	$324,807
Harry B. Harris, Jr.*	$7,418	$0	$0	$7,418
Lewis Hay III	$150,000	$164,807	$0	$314,807
Lewis Kramer	$160,000	$164,807	$0	$324,807
Rita S. Lane	$130,000	$164,807	$10,000	$304,807
Robert B. Millard	$165,000	$164,807	$10,000	$339,807
Lloyd W. Newton	$150,000	$164,807	$10,000	$324,807

*
Mr. Harris was elected to our Board on December 9, 2021.

(1)
Reflects total cash compensation earned in fiscal 2021 for Board, committee, committee chair and Lead Independent Director retainers.

(2)
Reflects the aggregate grant date fair value computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“ASC 718”) with respect to director share units awarded in fiscal 2021.

Under ASC 718, the fair value of the director share unit awards was determined as of the grant date using the closing market price of L3Harris common stock on the grant date. These amounts reflect our accounting for these awards and do not necessarily correspond to the actual values that may be realized by directors.
As of December 31, 2021, each of our non-employee directors had approximately 792, unvested director share units (including accrued reinvested dividend equivalents), other than Mr. Harris, who had none. As of December 31, 2021, Mr. Millard also had approximately 2,439, and Mr. Hay, Ms. Lane and Mr. Newton each had approximately 898, deferred units accumulated in the individual's account, as applicable, under the L3Harris Director Deferred Compensation Plan from deferrals of cash compensation and director share units, including additional deferred units credited as a result of dividend equivalents earned.
(3)
As noted above, our non-employee directors were eligible to participate in our foundation’s charitable gift matching program up to an annual maximum of  $10,000 per director, and the amounts shown reflect charitable gift matching payments made during fiscal 2021.

L3HARRIS 2022 PROXY STATEMENT   31

PROPOSAL 2:
TO AMEND OUR RESTATED CERTIFICATE OF
INCORPORATION TO INCREASE THE MAXIMUM
NUMBER OF BOARD SEATS
Our Board unanimously recommends voting FOR the amendments to our Restated Certificate of Incorporation to increase the maximum number of Board seats from 13 to 15.
>
Increasing the maximum number of Board seats will provide greater flexibility for our Board to effectively navigate upcoming changes following the end of the Specified Post-Merger Period (as defined below), which will in turn ensure a more orderly transition of directors.

>
Increasing the maximum number of Board seats will enable us to add to the mix of skills, qualifications, experience and diversity of our Board members when a strong candidate is identified, while retaining the skills, qualifications, experience, diversity and institutional knowledge of the Company possessed by our current Board members.

BACKGROUND ON OUR BOARD SIZE PROVISIONS
Article Eleventh of our Restated Certificate of Incorporation currently provides that, subject to Article Fourteenth, our Board of Directors will consist of not less than eight or more than thirteen directors, the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the entire Board. Article III, Section 1 of our By-Laws currently provides this same range requirement of eight to thirteen directors.
Article Fourteenth, Section 2 of our Restated Certificate of Incorporation currently provides that for a period of three years following the closing of the Merger (the “Specified Post-Merger Period”), our Board must be comprised of twelve members unless a Supermajority of the then-serving directors adopts a resolution to the contrary, which such resolution must not provide for a Board size of less than eight or more than thirteen directors. “Supermajority” of the directors then serving means at least 75% of such directors. Article Fourteenth, Section 2 of our Restated Certificate of Incorporation further provides that, as of the effective time of the Merger, those twelve members must be composed of  (i) five Designated L3 Directors; (ii) five Designated Harris Directors; (iii) the Former L3 CEO; and (iv) the Pre-Closing CEO (each, as defined in our Restated Certificate of Incorporation). The Specified Post-Merger Period will expire on June 29, 2022.
WHY WE PROPOSE TO INCREASE THE MAXIMUM NUMBER OF BOARD SEATS
Article III of the Corporate Governance Guidelines of our Board of Directors provides that the Board will periodically review the appropriate size of the Board given factors deemed relevant to the Board, including providing for sufficient diversity among directors while also facilitating input and substantive discussion in which each director can meaningfully participate. As part of its periodic review of the size of the Board and its current composition, our Board has identified that in the near future there will likely be circumstances that cause certain directors to cease providing services on the Board, including in connection with the mandatory retirement age set forth in the Corporate Governance Guidelines of our Board of Directors pursuant to which any director who turns age 75 while serving as a director may continue to serve for the individual's then current term but will not stand for re-election as a director. This mandatory retirement age requirement has been suspended during the Specified Post-Merger Period, which expires on June 29, 2022. Our Board anticipates that certain of its current directors will retire in the coming years as a result of the mandatory retirement age requirement. In the coming years, certain other current directors may also retire or otherwise cease providing services to the Board.
Our Board believes that increasing the maximum number of Board seats will provide the Board with greater flexibility in order to effectively navigate these upcoming transitions and succession planning by allowing the Board to add new qualified directors
32   L3HARRIS 2022 PROXY STATEMENT

PROPOSAL 2: TO AMEND OUR RESTATED CERTIFICATEOF INCORPORATION TO INCREASE THEMAXIMUM NUMBER OF BOARD SEATS

to the Board when a strong candidate is identified, while retaining the benefits of the skills, qualifications, experience, diversity and institutional knowledge of the Company possessed by current directors before their departure from the Board.
WHAT HAPPENS IF SHAREHOLDERS APPROVE THIS PROPOSAL
If this proposal is approved:
>
The provision in Article Eleventh of our Restated Certificate of Incorporation providing that the Board of Directors will consist of not less than eight or more than thirteen directors will be amended to provide that the Board of Directors will consist of not less than eight or more than fifteen directors, the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the entire Board.

>
The provision in Article Fourteenth, Section 2 of our Restated Certificate of Incorporation providing that the Board of Directors must consist of twelve directors during the Specified Post-Merger Period unless a Supermajority of the then-serving directors adopts a resolution to the contrary (which such resolution must not provide for a Board range of less than eight or more than thirteen directors) will be amended to replace the number “13” with “15,” in accordance with Article Eleventh.

>
Article III, Section 1 of the By-Laws will be amended to provide that, subject to our Restated Certificate of Incorporation, the Board of Directors will consist of not less than eight or more than fifteen directors, as may be determined by the Board of Directors.

The immediate effects of such amendments would be to increase the maximum number of Board seats. The number of directors currently serving on the Board would not immediately change, but the Board would have the flexibility to add a new director to the Board in the event that a strong candidate is identified.
If this proposal is approved, it will become effective upon our filing of an amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware promptly after the 2022 Annual Meeting.
L3HARRIS 2022 PROXY STATEMENT   33

PROPOSAL 3:
TO APPROVE, IN AN ADVISORY VOTE,
THE COMPENSATION OF OUR NAMED
EXECUTIVE OFFICERS
Our Board unanimously recommends voting FOR approval of the compensation of our named executive officers as disclosed in this proxy statement.
>
Executive compensation decisions were made by independent members of our Board and Compensation Committee.

>
Executive compensation for fiscal 2021 reflected pay-for-performance alignment, with solid fiscal 2021 financial results and solid 1-year and 3-year and strong 5-year total shareholder return (“TSR”) results.

As at past Annual Meetings and as required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, and related SEC rules, we are asking our shareholders to vote, on a non-binding, advisory basis, to approve the compensation of our named executive officers as disclosed in this proxy statement. We encourage you, before voting, to review this entire proxy statement, and particularly the Compensation Discussion and Analysis section on pages 36-61, the Compensation Tables section on pages 64-89 and the Potential Payments Upon Termination or a Change in Control section on pages 75-89.
The overall objective of our executive compensation program is to encourage and reward the creation of sustainable, long-term shareholder value. Our guiding principles, shown on page 40 and summarized below, provide a framework for our executive compensation program to meet this objective. Specifically, our program is designed to:
>
Directly align the interests of our executives with those of our shareholders.

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Provide competitive compensation and benefits to attract, motivate and retain executives that drive our desired business results.

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Ensure that a significant portion of compensation is at-risk and based on company and personal performance so as to motivate achievement of our financial goals and strategic objectives.

>
Align an executive’s realized pay with the individual's performance through above-target compensation for above-target performance and below-target compensation for below-target performance.

34   L3HARRIS 2022 PROXY STATEMENT

PROPOSAL 3: TO APPROVE, IN AN ADVISORY VOTE, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We believe that our executive compensation program helped to incentivize our executives, was integral to achieving our solid fiscal 2021 financial results, despite the COVID- and supply chain-related headwinds we experienced, and solid 1-year and 3-year and strong 5-year TSR results relative to the median of our compensation comparison peer group, and appropriately compensated executives for that performance.
Please note that your vote on this proposal is not intended to address any specific element of compensation; rather, it relates to the overall compensation of our named executive officers as disclosed in this proxy statement under SEC rules. Also, the vote is advisory, which means that the results are not binding on us. However, our Board and our Compensation Committee, which are responsible for designing and administering our executive officer compensation program, value the opinions expressed by our shareholders and will consider the voting results when making future decisions regarding compensation for our named executive officers.
Shareholders will be voting on the following resolution:
“RESOLVED, that the shareholders of L3Harris Technologies, Inc. hereby approve, on an advisory basis, the compensation of the named executive officers as disclosed in the L3Harris Technologies, Inc. proxy statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Fiscal 2021 Summary Compensation Table and other related tables and accompanying footnotes and narratives.”
We currently hold our advisory vote to approve the compensation of our named executive officers (“Say-on-Pay vote”) annually. Shareholders have an opportunity to cast an advisory vote on the frequency of the Say-on-Pay vote at least every six years, and the next advisory vote on the frequency of the Say-on-Pay vote will be at our 2023 Annual Meeting of Shareholders.
L3HARRIS 2022 PROXY STATEMENT   35

COMPENSATION
DISCUSSION
AND ANALYSIS
Executive Summary	36
Our Executive Compensation Philosophy and Practices	40
Overview of Our Main Executive Compensation Elements	44
Executive Compensation Decisions for Fiscal 2021	48
Employment Agreements	54
Other Compensation Elements	57
Other Compensation Policies	60
EXECUTIVE SUMMARY
This Compensation Discussion and Analysis (“CD&A”) is intended to help shareholders understand our overall executive compensation program, objectives, framework and elements. It also discusses and analyzes the basis for the compensation paid with respect to fiscal 2021 to our named executive officers shown in the Fiscal 2021 Summary Compensation Table on page 64 and the related tables and narrative discussion thereafter.
How Recent Corporate Events Affect This CD&A
This CD&A contains information about our named executive officers’ compensation relating to our fiscal 2021, which ended December 31, 2021. When reviewing the information presented here and considering your vote for Proposal 3, it is important to take note of the following circumstances:
Compensation reported for full fiscal year 2021 and 2020 and abbreviated 6-month 2019 fiscal transition period. In connection with the Merger, we changed our fiscal year end from the Friday nearest June 30 to the Friday nearest December 31. This transition to a calendar year oriented financial reporting cycle resulted in an abbreviated six-month “fiscal transition period” of June 29, 2019 through January 3, 2020, so the compensation of our executives for the fiscal transition period reflects that shorter time frame. Our 6-month fiscal transition period was followed by fiscal 2020 and 2021, full fiscal year periods that ended January 1, 2021 and December 31, 2021, respectively; and the fiscal period referred to in this proxy statement that preceded our fiscal transition period was our full fiscal year ended June 28, 2019 (fiscal 2019).
Post-merger vs. pre-merger information. As noted above, the Merger was completed on June 29, 2019, after the end of our fiscal 2019. Our fiscal 2021 and 2020 and our abbreviated fiscal transition period reflect the results for the combined company, L3Harris, whereas our fiscal 2019 results reflect standalone results for Harris (not for L3 or L3Harris). The description in this proxy statement of our executive compensation program, and of the philosophy, principles and key practices that shape it, apply for L3Harris and also generally applied for Harris prior to the Merger. (In this proxy statement, references to the “Harris Board,” the “L3 Board” and the “Harris Compensation Committee” are references to the Harris Board of Directors, the L3 Board of Directors and the Harris Management Development and Compensation Committee, respectively, prior to the completion of the Merger.)
Our named executive officers for fiscal 2021 were:
Christopher E. Kubasik	William M. Brown	Jesus Malave, Jr.	Todd W. Gautier	Sean J. Stackley	Edward J. Zoiss
Vice Chair and Chief Executive Officer	Executive Chair	Former Senior Vice President and Chief Financial Officer	Former President, Aviation Systems	President, Integrated Mission Systems	President, Space and Airborne Systems
36   L3HARRIS 2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE SUMMARY

As noted above, pursuant to the Merger Agreement and Mr. Brown’s and Mr. Kubasik’s respective employment arrangements: on June 29, 2021, Mr. Brown ceased being Chief Executive Officer of L3Harris, but remained Executive Chair, and Mr. Kubasik succeeded him as Chief Executive Officer, becoming Vice Chair and Chief Executive Officer, and ceased being Chief Operating Officer; and on June 29, 2022, Mr. Brown will retire as an officer and employee of L3Harris and resign as a member of the Board, and Mr. Kubasik will succeed Mr. Brown, becoming Chair of L3Harris. Mr. Malave left L3Harris on January 21, 2022. In connection with our segment reorganization and the elimination of Aviation Systems as a business segment, effective January 1, 2022,
Mr. Gautier ceased serving as President of Aviation Systems.
Fiscal 2021 Performance
BUSINESS ENVIRONMENT
We are an agile global aerospace and defense technology innovator, delivering end-to-end solutions that meet customers’ mission-critical needs. We provide advanced defense and commercial technologies across air, land, sea, space and cyber domains. As of the end of fiscal 2021, we had approximately $18 billion in revenue and about 47,000 employees, with customers in more than 100 countries. In fiscal 2021, we derived approximately 75% of our revenue from sales to U.S. Government customers, including foreign military sales funded through the U.S. Government, both directly and through prime contractors. Our common stock is listed under ticker symbol “LHX” on the NYSE.
During fiscal 2021, COVID continued to cause significant disruptions and adverse effects on the U.S. and global economies, with impacts to supply chains, customer demand, international trade and capital markets. We were also affected by these disruptions of global supply chains. Although the large percentage of our revenue, earnings and cash flow that is derived from sales to the U.S. Government, both directly and through prime contractors, remained relatively favorable in fiscal 2021, certain of our businesses were significantly impacted by part shortages related to electronic equipment and semi-conductors. Our Supply Chain organization has implemented supply chain mitigation activities to reduce the temporary and challenging impact of supply chain disruptions on L3Harris. We maintain active executive level relationships with key suppliers, engage with lower tiers of the supply chain, accelerate our purchase commitments, assess design opportunities and utilize government rating designations.
KEY FINANCIAL RESULTS
We achieved solid fiscal 2021 financial results, which reflected benefits from the Merger and our successful execution against the key strategic priorities we set for the fiscal year, despite the supply chain-related headwinds we experienced. Those key strategic priorities were:
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Growing revenue through a well-aligned business portfolio and investments in innovation;

>
Executing seamless integration of L3 and Harris, including achieving in excess of  $600 million in gross cost synergies from the Merger by the end of 2021 which exceeded the original $500 million target;

>
Driving flawless execution and margin expansion through our e3 (excellence everywhere every day) operational excellence program;

>
Reshaping our portfolio to focus on high margin, high growth businesses; and

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Maximizing cash flow with shareholder-friendly capital deployment.

L3HARRIS 2022 PROXY STATEMENT   37

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE SUMMARY
Key Full Fiscal Year 2021 Results vs. Full Fiscal Year 2020 Results and Pro Forma 2019 Results
(in millions, except per share amounts)	Fiscal 2021 ($)	Fiscal 2020 ($)	Pro Forma 2019 ($)***
Revenue	$17,814	$18,194	$18,097
Net income	$1,842	$1,086	$1,650
Adjusted EBIT*	$3,397	$3,280	$3,039
Operating cash flow	$2,687	$2,790	$1,655
Adjusted free cash flow*	$2,746	$2,686	$2,095
Cash used to repurchase shares of our common stock	$3,675	$2,290	$1,500
Annualized cash dividend rate per share**	$4.08	$3.40	$2.87

*
See Appendix A for reconciliations of GAAP to non-GAAP financial measures.

**
In February 2022, our Board increased our quarterly cash dividend rate from $1.02 per share to $1.12 per share, for an annualized cash dividend rate of $4.48 per share.

***
Refer to supplemental unaudited pro forma condensed combined income statement information for the four quarters ended January 3, 2020 prepared in accordance with the requirements of Article 11 of Regulation S-X included in L3Harris’ Annual Report on Form 10-K for the fiscal year ended January 1, 2021.

In addition, we delivered solid financial results versus target on corporate performance measures used in our cash incentive compensation determinations for fiscal 2021. In particular, our adjusted EBIT of  $3.397 billion exceeded our adjusted target of $3.347 billion, our adjusted free cash flow was $2.746 billion relative to our adjusted target of  $2.738 billion and our revenue was $17.814 billion relative to our adjusted target of  $18.558 billion (targets were adjusted to exclude amounts attributable to businesses divested in fiscal 2021).
Based on these and strong prior-period results, we delivered solid 1-year and 3-year and strong 5-year cumulative TSR results relative to companies in the S&P 500 and to the median of our compensation comparison peer group, as shown below:
TSR Results(1) at End of Fiscal 2021
(1)
TSR results reflect reinvestment of dividends. As noted above, the closing of the Merger occurred on June 29, 2019, and our TSR results reflect L3Harris results for fiscal 2021, fiscal 2020 and our fiscal transition period and Harris standalone results for prior periods.

38   L3HARRIS 2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE SUMMARY

Target Pay Mix for Fiscal 2021
In accordance with our principle of aligning pay with performance, the percentage of total target direct compensation for fiscal 2021 that was at risk was 90% for our CEO and our Executive Chair and 79% for our other named executive officers, on average. Under our incentive plans, compensation may be at risk either because it is performance-based (for example, payouts depend on achievement relative to pre-established performance goals) or time-based (for example, restricted stock unit awards subject to delayed vesting and thus the risk of a potential decrease in the price of our common stock price).
For the calculations below, total target direct compensation for fiscal 2021 includes annual base salary level, the target value of annual cash incentive awards and the target value of annual cycle awards of long-term equity-based incentive compensation (which consists of our typical historic mix of performance share units, stock options and restricted stock units); but does not include other compensation elements such as retirement, severance, health, welfare or other personal benefits, or transition or relocation benefits.
CEO and Executive Chair and Other Named Executive Officer Fiscal 2021 Total Target Direct Compensation Mix
Shareholder Engagement on Executive Compensation and Other Matters and “Say-on-Pay” Results
As part of our shareholder outreach, we seek shareholder views and input on our executive compensation program. In fact, past input received from our large shareholders influenced our determinations to adjust the weighting of certain financial performance measures under our annual cash incentive compensation plan and to alter the financial performance measures for our performance share units. In addition, as part of our investor relations engagement processes following the Merger, we engaged with several among our larger shareholders to understand those metrics important to them to ensure we deliver long-term shareholder value. As a result of that engagement, in fiscal 2020 we altered our existing short-and long-term incentive plan designs to reflect their feedback. We expect to continue to seek the views and input of our large shareholders regarding our executive compensation program on a regular basis.
We also engaged a third party research firm to conduct a perception study in fiscal 2020 to gather feedback from a range of investors on our performance, management, capital allocation, investment case, communications efforts and ESG profile. Based on the study’s feedback, we expect to continue to provide updates on the Merger’s progress and benefits of integration, to remain committed to disciplined, shareholder-friendly capital allocation and to provide additional information and insight regarding our portfolio of programs and capabilities.
At our 2021 Annual Meeting of Shareholders, approximately 94% of the shares voted on the “say-on-pay” proposal were cast in support of our fiscal 2020 executive compensation and related disclosures. At that time, our Compensation Committee viewed those voting results as broad shareholder support for our executive compensation program and consequently made no material changes to the program or to our compensation policies. Our Board and Compensation Committee will continue to consider input from shareholders, including through advisory votes on executive compensation, in making compensation decisions and reviewing executive compensation programs and policies.
L3HARRIS 2022 PROXY STATEMENT   39

COMPENSATION DISCUSSION AND ANALYSIS OUR EXECUTIVE COMPENSATION PHILOSOPHY AND PRACTICES
OUR EXECUTIVE COMPENSATION PHILOSOPHY AND PRACTICES
Overall Objective and Guiding Principles
The overall objective of our executive compensation program is to encourage and reward the creation of sustainable, long-term shareholder value. Our guiding principles provide a framework for our executive compensation program to meet this objective.
GUIDING PRINCIPLES FOR EXECUTIVE COMPENSATION
Align with Shareholders’ Interests

We believe an executive’s interests are directly aligned with our shareholders’ interests when our compensation programs appropriately balance short-and long-term financial performance, create a “pay for profitable growth” environment, are impacted by our stock price performance and require meaningful ownership of our stock.

Be Competitive at Target Performance Level

We believe an executive’s total compensation should be competitive at the target performance level to motivate performance and to attract, retain, develop and reward executives who possess the abilities and skills to build long-term shareholder value.

Motivate Achievement of Financial Goals and Strategic Objectives

We believe an effective way to incentivize an executive to create long-term shareholder value is to make a significant portion of overall compensation dependent on the achievement of our short- and long-term financial goals and strategic objectives and on the value of our stock.

Align Realized Pay with Performance

We believe that although an executive’s total compensation should be tied to achievement of financial goals and strategic objectives and should be competitive at the target performance level, above-target performance should be appropriately rewarded and there should be downside risk of below-target compensation if we do not achieve our financial goals and strategic objectives.

Although compensation levels differ among our named executive officers based on competitive factors and their varying roles, responsibilities and performance, there are no material differences in the manner in which total target direct compensation is determined for any of our named executive officers or the compensation policies that apply to them. The material elements of our fiscal 2021 executive compensation program applicable to our named executive officers also apply to our other executive officers.
40   L3HARRIS 2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS OUR EXECUTIVE COMPENSATION PHILOSOPHY AND PRACTICES

Key Practices
In accordance with our overall objective and our guiding principles, we follow sound executive compensation practices that are designed to encourage and reward the creation of sustainable, long-term shareholder value.

WHAT WE DO

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Place executive compensation decisions in the hands of independent directors

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Retain an independent executive compensation consulting firm

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Regularly review and evaluate plans for management development, succession and diversity

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Periodically review and change composition of compensation comparison peer group, as appropriate

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Make a significant portion of each executive’s overall compensation opportunity equity-based to establish a strong link between compensation and our stock price performance and to provide rewards in alignment with shareholder returns

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Align performance share unit award payouts with our stock price performance through a relative TSR adjustment metric

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Have meaningful stock ownership guidelines to maintain alignment of executives’ interests with those of our shareholders

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Hold annual “say-on-pay” advisory vote and seek input of large shareholders on key aspects of our executive compensation program

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Pay cash severance under executive change in control severance agreements or plans only on a “double trigger” basis

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Have a “clawback” policy to recover cash and equity incentive payments from executives if our financial statements are restated due to errors, omissions or fraud

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Provide for accelerated vesting of equity-based compensation granted after fiscal 2019 only on a “double trigger” basis

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Maintain a 12-month minimum vesting period for annual cycle awards of equity-based compensation, except in the case of death, disability or a qualifying termination after a change in control

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Require executives to agree to non-competition, non-solicitation, customer non-interference and other covenants as part of equity-based compensation awards

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Annually assess whether our compensation strategies, plans, programs, policies or procedures encourage undertaking unnecessary or excessive risks reasonably likely to have a material adverse effect on us

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Annually conduct a pay equity analysis, as part of our commitment to fair and equitable compensation practices, including engaging with an external firm to generate a detailed analysis to identify any potential statistically significant pay gaps that could be due to race and gender across substantially similar employee groups when controlled for such things as job function, work location, performance rating and tenure and taking remediation actions as necessary

WHAT WE DON’T DO

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Provide excessive perquisites

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Permit repricing or back-dating of options

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Provide excise tax gross-ups under executive change in control severance agreements or plans

>
Pay dividend equivalents to executive officers on performance share unit and restricted stock unit awards (except to extent earned at end of the applicable period)

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Permit directors, executives or other employees to engage in short sales or enter into hedging, puts, calls or other “derivative” transactions with respect to our securities

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Permit directors or executives to hold or purchase our stock on margin or in a margin account or otherwise pledge our stock as collateral for margin accounts, loans or any other purpose

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Provide guaranteed incentive payouts over multi-year periods

L3HARRIS 2022 PROXY STATEMENT   41

COMPENSATION DISCUSSION AND ANALYSIS OUR EXECUTIVE COMPENSATION PHILOSOPHY AND PRACTICES
Who Does What
ROLE OF COMPENSATION COMMITTEE
Our Compensation Committee sets the philosophy, objectives, elements, policies and practices of compensation for our executive officers. In approving compensation levels and targets, individual objectives and financial performance measure targets for our named executive officers, our Compensation Committee reviews the relationship between our executive compensation program and the achievement of our financial goals and strategic objectives, with an emphasis on creating a “pay for profitable growth” environment.
ROLE OF INDEPENDENT COMPENSATION CONSULTANT
Our Compensation Committee has the authority to retain compensation consultants and other advisors to assist it in fulfilling its duties and responsibilities and has directly retained FW Cook — a nationally recognized, independent executive compensation consulting firm — to provide it with objective analysis, recommendations on plan design, competitive market data and other advice and information related to CEO and Executive Chair compensation and the compensation of other executive officers. Our Nominating and Governance Committee also has directly retained FW Cook to provide objective analysis, plan design recommendations, advice and information to our Nominating and Governance Committee related to the compensation of our directors. FW Cook performs these services solely at the direction and under the supervision of our Compensation Committee or our Nominating and Governance Committee, as applicable, and does not provide any other services for, or receive other remuneration from, L3Harris.
With regard to FW Cook’s services related to CEO, Executive Chair and other executive officer compensation, our Compensation Committee has sole authority to modify or approve FW Cook’s remuneration, determine the nature and scope of its services, evaluate its performance, terminate the engagement and engage a replacement or additional consultant at any time. Our Compensation Committee also regularly meets with FW Cook in executive session, without our CEO, Executive Chair or other members of management present. Taking into consideration the independence factors in the NYSE listing standards and SEC rules, our Compensation Committee has made the determination that, in its business judgment, FW Cook was independent and that its work did not raise any conflicts of interest.
ROLE OF CEO
Our Compensation Committee considers recommendations from our CEO, with input from our Executive Chair, when making decisions regarding our executive compensation program and the compensation of our other executive officers. During the annual compensation planning process, our CEO recommends targets for all incentive compensation programs. The targets are based on our Board-approved annual operating plan and long-term strategic plan. As part of the annual performance review process, which includes an assessment of each executive officer’s performance against individual objectives, our CEO, with input from our Executive Chair, presents an evaluation of each executive officer’s contributions (including both strengths and development needs), reviews succession plans for each executive position and recommends specific compensation for the other executive officers, including base salary level adjustments and annual cash incentive and equity awards.
Annual Compensation Cycle
Our Board and Compensation Committee generally follow an annual compensation cycle with respect to each new fiscal year as described below. With respect to the compensation decisions described below, the independent directors of our Board make all final compensation decisions for our CEO and Executive Chair (typically based on the recommendation of our Compensation Committee in both cases), and our Compensation Committee makes them for other executive officers (typically based on recommendations from our CEO and Executive Chair). These decisions include: determining the types and levels of benefits; establishing performance measures, weightings and targets; setting target compensation values; granting equity awards; and determining payouts. As described below in the “Employment Agreements” section of this CD&A, the base salary level, annual cash incentive and annual cycle awards of long-term equity-based incentive compensation for our CEO and Executive Chair are required to be the same pursuant to our employment agreements with them.
42   L3HARRIS 2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS OUR EXECUTIVE COMPENSATION PHILOSOPHY AND PRACTICES

WHAT WE DO PRIOR TO OR EARLY IN A NEW FISCAL YEAR
Consider program design changes
Determine what changes, if any, should be made to the executive compensation program for the new fiscal year (after receiving input from our CEO and independent compensation consultant, and an assessment of compensation trends and competitive market data).

Set target compensation values
The process for setting target compensation values includes a review of:
>
the executive’s three-year compensation history, including base salary level and annual cash incentive and equity awards;

>
the types and levels of other benefits available to the executive, such as change in control severance agreements or plans; and

>
compensation comparison peer group data or broad compensation market data, including surveys.

Establish performance measures and targets and individual performance objectives
Establish:
>
short- and long-term financial performance measures and their relative weighting and associated targets for performance-based, at-risk elements of compensation for the new fiscal year; and

>
individual performance objectives for each executive and for the individual’s business unit or organization.

These measures, weightings and targets and performance objectives are intended to align with our Board-approved annual operating plan and long-term strategic plan and create a “pay for profitable growth environment” and thereby encourage and reward the creation of sustainable, long-term value for our shareholders.

Make equity grants
Annual equity award grants to executive officers are made at Board or Compensation Committee meetings, the dates for which usually are set one year or more in advance, and annual equity award grants to our other eligible employees typically are made on the same date. We do not time equity grants to take advantage of information, either positive or negative, about us that has not been publicly disclosed.
In special circumstances, such as new hires or promotions or for retention or recognition, grants may occur outside of the typical cycle.

WHAT WE DO AFTER THAT FISCAL YEAR ENDS
Conduct performance reviews
>
For our CEO and Executive Chair, the independent directors of our Board conduct a performance review, evaluating such executive officer’s achievement of objectives established early in the fiscal year, other accomplishments, overall company performance and such executive officer’s self-evaluation of performance for the fiscal year. This review occurs in executive session, under the leadership of our Compensation Committee Chair and without our CEO, Executive Chair or other members of management present.

>
For our other executive officers, our CEO, with input from our Executive Chair, provides our Compensation Committee with specific compensation recommendations based on a review and assessment of each executive officer’s performance, including achievement of objectives established early in the fiscal year for the executive and the individual’s business unit or organization, contribution to company performance and other accomplishments.

Determine payouts
Payouts of performance-based, at-risk elements of compensation to executives are determined based on performance reviews relative to pre-determined objectives and formulaic calculations of our financial results for the fiscal year against pre-determined targets, typically after audited financial statements become available after the fiscal year end.

L3HARRIS 2022 PROXY STATEMENT   43

COMPENSATION DISCUSSION AND ANALYSIS OVERVIEW OF OUR MAIN EXECUTIVE COMPENSATION ELEMENTS
Competitive Considerations
BENCHMARKING
Our Board and Compensation Committee set total target direct compensation for our CEO, Executive Chair and other executives in their discretion (including based on factors such as experience, position, responsibilities, tenure and contributions), but generally within the range of 20% below to 20% above the median of total target direct compensation for comparable positions in our compensation comparison peer group (to the extent such data is available) and after considering other broad compensation market data, including published compensation surveys. For fiscal 2021, our Human Resources Department performed a comprehensive assessment and benchmarking of the competitive compensation positioning of our CEO, Executive Chair and other executive officers and the mix and elements of their compensation, primarily focusing on our compensation comparison peer group, but also using broad general industry and aerospace and defense compensation market data. For fiscal 2021, our Compensation Committee also engaged FW Cook to review, assess and validate our Human Resources Department’s assessment and benchmarking process.
COMPENSATION COMPARISON PEER GROUP
Our compensation comparison peer group is used to assess the competitiveness of the compensation of our CEO, Executive Chair and other executive officers. We seek to include companies that compete with us for executive talent and are similar to us in industry, business model, revenue and/or market capitalization. Our Compensation Committee periodically reviews the composition of this peer group and makes changes it determines are appropriate based on changes to our businesses or to the attributes of companies in the group or the availability of their compensation data. Our independent compensation consultant, our CEO, our Executive Chair and management provide input to our Compensation Committee regarding changes to the attributes of peer companies.
Compensation Comparison Peer Group for Fiscal 2021 (same as for Fiscal 2020 except for the merger of Raytheon Company and United Technologies Corporation into Raytheon Technologies Corporation)
Eaton Corporation plc	Lockheed Martin Corporation	Rockwell Automation, Inc.
Emerson Electric Co.	Motorola Solutions, Inc.	Spirit AeroSystems Holdings, Inc.
General Dynamics Corporation	Northrop Grumman Corporation	Textron Inc.
Honeywell International Inc.	Parker Hannifin Corporation
Leidos Holdings, Inc.	Raytheon Technologies Corporation
Following a thorough analysis of potential peer companies based on those attributes described above, management proposed, FW Cook endorsed and our Compensation Committee approved the same compensation comparison peer group for fiscal 2021 as was approved for our fiscal 2020 and fiscal transition period, except that Raytheon Company and United Technologies Corporation, which combined their businesses in 2020 to form Raytheon Technologies Corporation, were replaced by the combined company.
Compensation Comparison Peer Group for Fiscal 2022
Similarly, for fiscal 2022, management proposed, FW Cook endorsed and our Compensation Committee in October 2021 approved the same compensation comparison peer group for fiscal 2022 as was approved for fiscal 2021, except that, based on the assessment and using the “filters” noted above, Spirit AeroSystems Holdings, Inc. was removed and Illinois Tool Works
Inc. and Jacobs Engineering Group Inc. were added.
OVERVIEW OF OUR MAIN EXECUTIVE COMPENSATION ELEMENTS
The compensation program for our executive officers primarily consists of the following elements:
>
base salary;

>
annual cash incentive award compensation; and

>
equity-based long-term incentive compensation (for fiscal 2021, performance share units, stock options and restricted stock units).

As noted above, the overall objective of our compensation program is to encourage and reward the creation of sustainable, long-term shareholder value. Our Compensation Committee believes that the current elements of our executive compensation program further this objective. They directly align the interests of our executives and shareholders, are competitive, motivate achievement of our short- and long-term financial goals and strategic objectives and align realized pay with performance.
We do not have a formal policy relating to the mix among the various elements of our compensation program for executive officers. However, we believe that the greater an executive’s responsibility level and ability to influence results, the greater the portion of the individual’s overall compensation that should be performance-based, at-risk compensation.
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COMPENSATION DISCUSSION AND ANALYSIS OVERVIEW OF OUR MAIN EXECUTIVE COMPENSATION ELEMENTS

Base Salary
Base salary reflects a fixed, stable portion of the overall compensation package and also generally serves as the base amount from which other compensation elements are determined. Executive base salaries are not subject to automatic annual adjustments and represent a relatively small percentage of total target direct compensation, particularly for executive officers with greater responsibility and ability to influence results.
Our Compensation Committee reviews executive base salary levels prior to or early in each fiscal year and whenever there is a substantial change in an executive’s responsibilities or in market conditions. It generally targets an executive officer’s base salary level to fall between 20% below and 20% above the market median for comparable positions at companies in our compensation comparison peer group, and considers other relevant market data, including published compensation surveys. However, an executive’s base salary level also is influenced by the individual’s experience, position, responsibilities, tenure, contributions and individual performance, as well as current business conditions and our business outlook.
Annual Cash Incentive
We provide our executive officers the opportunity to earn annual cash incentive compensation under our Annual Incentive Plan (as amended and restated effective as of August 28, 2020, our “Annual Incentive Plan”). Awards under this plan are structured to provide payouts ranging from 0% to 200% of pre-established award target values, depending on:
>
our performance against specific pre-determined financial performance measures; and

>
named executive officer performance against pre-determined individual objectives and contribution to our overall results.

For executives, this structure creates:
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the upside potential of above-target payouts if our financial performance is above target; and

>
the downside risk of below-target payouts if our financial performance is below target.

Through this structure, the annual cash incentive motivates our executives to focus on achieving or exceeding pre-determined financial performance measure targets and individual objectives strategically chosen to align with the interests of our shareholders.
SETTING AWARD TARGET VALUES
As described above in “Annual Compensation Cycle,” early in the fiscal year, an annual cash incentive compensation award target value is set for each executive officer. For the named executive officers, these target values generally are set as a percentage of base salary level, using as a reference point either compensation comparison peer group data (if such data is available for a comparable position) or broad compensation market data, including surveys. The independent directors of our Board (based on the recommendation of our Compensation Committee) set target values for our CEO and Executive Chair, and our Compensation Committee sets them for other executive officers.
ESTABLISHING METRICS AND INDIVIDUAL PERFORMANCE OBJECTIVES
Also early in the fiscal year, specific financial performance measures and their relative weighting and associated targets and thresholds are established, as well as individual performance objectives for each executive officer. Again, the independent directors of our Board (in the case of our CEO and Executive Chair) and our Compensation Committee (in the case of other executive officers) establish these metrics and objectives.
As a general principle, we seek to establish targets for financial performance measures that are aligned with our annual operating plan and are challenging yet achievable. Targets are set at levels we believe require significant effort on the part of executives, yet also represent a reasonable expectation of financial results based on prior-year performance, existing business conditions, the markets in which we participate and our outlook.
DETERMINING PAYOUTS
The independent directors of our Board (in the case of our CEO and Executive Chair) and our Compensation Committee (in the case of other executive officers) determine and approve payouts of performance-based, cash incentive compensation under our Annual Incentive Plan, based on formulaic calculations of our financial results against pre-determined targets, as well as performance reviews relative to pre-determined objectives for the fiscal year. In addition to strategic and operational objectives, pre-determined objectives include but are not limited to progress toward achieving workplace injury and lost day rates, L3Harris environmental goals, workforce diversity representation and ethics. Payout determinations typically occur after audited financial statements become available after the end of each fiscal year. In certain instances, as permitted under our Annual Incentive Plan, financial performance measure targets and our actual results may be adjusted in recognition of unusual or nonrecurring events affecting us or our financial statements, such as items that are determined not to be reflective of normal, ongoing business operations. At the request of the Chair of our Audit Committee, our Internal Audit Department independently verifies calculations for Annual Incentive Plan payouts.
L3HARRIS 2022 PROXY STATEMENT   45

COMPENSATION DISCUSSION AND ANALYSIS OVERVIEW OF OUR MAIN EXECUTIVE COMPENSATION ELEMENTS
For corporate executives, payouts are based 100% on consolidated L3Harris results; for segment presidents, payouts are based 50% on segment results and 50% on consolidated L3Harris results; and for other segment executives, payouts are based 80% on segment results and 20% on consolidated L3Harris results.
Long-Term Incentives
We provide long-term incentive compensation to executive officers under our 2015 Equity Incentive Plan (as amended and restated effective as of August 28, 2020, our “Equity Incentive Plan”). Long-term incentive compensation is designed to motivate our executives to focus on achievement of our long-term financial goals and strategic objectives.
TYPES OF EQUITY AWARDS USED
We award different types of equity-based compensation because we believe that each type incentivizes and rewards shareholder value creation in a different way. Equity awards also are intended to retain executives, encourage share ownership and maintain a direct link between our executive compensation program and the value and appreciation in value of our stock. Types of awards we typically use are:
>
Performance share units. Performance share unit awards motivate our executives to achieve our multi-year financial and operating goals because the number of units ultimately earned depends on how we perform, generally over a three-year performance period, against financial performance measures and their relative weighting and associated targets established early in the first fiscal year of each performance period. As with all forms of equity-based compensation, the value of performance share units also is impacted directly by increases or decreases in our stock price.

>
Stock options. Stock options motivate our executives to increase shareholder value because the options have value, and compensation can be realized, only to the extent the price of our common stock increases between the grant date and the date of exercise.

>
Restricted stock units. Restricted stock unit awards primarily facilitate retention and succession planning because they carry restrictions that typically expire only if the executive is still employed with us at the end of a three-year period.

In limited circumstances, we also may grant performance stock options to better align compensation with execution against certain strategic initiatives, as well as shares of restricted stock and restricted stock unit awards to facilitate recruitment.
For example, due to the special circumstances of the Merger, we granted in our fiscal transition period special, one-time integration-related awards consisting of performance share units and performance stock options that are subject to 3-year cliff vesting and Merger synergy and other performance metrics.
SETTING AWARD TARGET VALUES
Early in the fiscal year, the total target value for long-term equity incentive compensation awards is established for each executive officer. For the named executive officers, the target value typically is set using our compensation comparison peer group data as a reference point (if available for a comparable position) and/or other broad compensation market data, including surveys. The independent directors of our Board (based on the recommendation of our Compensation Committee) set target values for our CEO and Executive Chair, and our Compensation Committee sets them for other executive officers.
DETERMINING THE MIX OF INCENTIVES FOR EACH EXECUTIVE
Early in the fiscal year, the appropriate mix of types of equity-based compensation (i.e., the percentage of total award target value allocated to each type of award) is determined for each executive officer. The independent directors of our Board (based on the recommendation of our Compensation Committee) determine the mix for our CEO and Executive Chair, and our Compensation Committee determines the mix for other executive officers. These determinations are made after considering relevant data for our compensation comparison peer group, the retention value of each type of compensation and other factors important to us, including linking incentive compensation to performance; tax and accounting treatment; and our Compensation Committee’s independent compensation consultant’s recommendation.
We then determine the specific numbers of units or options to be granted to each executive officer based on the applicable percentage of total award target value allocated to each type of award. For fiscal 2021, we valued performance share units based on the closing market price of our common stock on the grant date, which differs from the valuation method required for calculating amounts shown in the “Stock Awards” column of the Fiscal 2021 Summary Compensation Table on page 64, and we valued restricted stock units and options using the grant date fair value method, consistent with the valuation method required for calculating amounts shown in the “Stock Awards” and “Option Awards” columns of the Fiscal 2021 Summary Compensation Table on page 64. We expect to use this valuation method in subsequent fiscal years. For our fiscal transition period, we valued units and options using the grant date fair value method, consistent with the valuation method required for calculating amounts shown in the “Stock Awards” and “Option Awards” columns of the Fiscal 2021 Summary Compensation Table on page 64. For fiscal 2019, we valued units and options based on a 60-day average closing market price of our common stock prior to the grant date.
46   L3HARRIS 2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS OVERVIEW OF OUR MAIN EXECUTIVE COMPENSATION ELEMENTS

PERFORMANCE SHARE UNITS
Establishing performance metrics. As described above in “Annual Compensation Cycle,” early in the first fiscal year of each multi-year performance period (generally three years), we establish specific financial performance measures and their relative weighting and associated targets and thresholds, which serve as the basis for measuring how we perform and for determining payouts. Performance share unit awards generally are structured to provide payouts in shares of our common stock ranging from 0% to 200% of the target number of performance share units granted under such awards. The independent directors of our Board (based on the recommendation of our Compensation Committee) establish the metrics for our CEO and Executive Chair, and our Compensation Committee establishes them for other executive officers. The metrics historically have been the same for our CEO, Executive Chair and other executive officers.
As a general principle, we seek to establish targets for financial performance measures that are aligned with our three-year strategic plan and are challenging yet achievable. Targets are set at levels we believe require significant effort on the part of executives, yet also represent a reasonable expectation of financial results based on prior-year performance, existing business conditions, the markets in which we participate and our outlook.
Determining payouts. The independent directors of our Board (based on the recommendation of our Compensation Committee, in the case of our CEO and Executive Chair), and our Compensation Committee (in the case of other executive officers) determine and approve payouts under performance share unit awards for the multi-year performance period that concludes at the end of that fiscal year, based on formulaic calculations of our financial results against pre-determined targets for such performance period. Payout determinations typically occur after audited financial statements become available after the end of each fiscal year. In certain instances, as permitted under our Equity Incentive Plan, financial performance measure targets and our actual results may be adjusted in recognition of unusual or nonrecurring events affecting us or our financial statements, such as items that are determined not to be reflective of normal, ongoing business operations. At the request of the Chair of our Audit Committee, our Internal Audit Department independently verifies calculations for payouts in respect of performance share unit awards.
STOCK OPTIONS
Stock options granted to our executive officers typically have the following terms:
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Exercise price equal to the closing price of our common stock on the grant date;

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Vesting in equal installments of one-third each on the first, second and third anniversary of the grant date, subject to the recipient’s continued employment through the applicable vesting date (except in the case of performance stock options granted in our fiscal transition period, which have “cliff” vesting of 100% on June 29, 2022, the third anniversary of the Merger, reflecting alignment with the performance metric for those options);

>
Expiration 10 years from the grant date; and

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“Double trigger” accelerated vesting following a change in control (for options granted after fiscal 2019).

Stock options, including performance stock options, may not be repriced, replaced, modified or regranted through cancellation if the effect thereof would be to reduce the exercise price of such stock options, except with prior approval of our shareholders, or in connection with a change in our capitalization, including spin-offs.
RESTRICTED STOCK AND RESTRICTED STOCK UNITS
Restricted stock or restricted stock units are used primarily to facilitate retention and succession planning and, in more limited circumstances, as a recruitment mechanism to replace the value of equity awards that an executive may have forfeited upon leaving a former employer. Restrictions on these awards, which typically expire at the end of a three-year period, provide that the shares or units may not be sold or otherwise transferred and will be immediately forfeited if the recipient’s employment ends for any reason other than involuntary termination without cause, voluntary termination for good reason, death, disability or retirement.
L3HARRIS 2022 PROXY STATEMENT   47

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE COMPENSATION DECISIONS FOR FISCAL 2021
EXECUTIVE COMPENSATION DECISIONS FOR FISCAL 2021
This section describes the compensation paid or awarded for fiscal 2021 to our named executive officers with respect to each major compensation element (base salary, annual cash incentive and long-term incentives) and how this compensation was determined. Timing of compensation decisions generally is described in the preceding sections on “Our Executive Compensation Philosophy and Practices” and “Overview of our Main Executive Compensation Elements.”
Base Salary
The table below shows the fiscal 2021 base salary level for each named executive officer, including a comparison with our fiscal 2020.
Annual Base Salary Levels: Fiscal 2021 vs. Fiscal 2020
	Fiscal 2020 Annual Base Salary Level	Fiscal 2021 Annual Base Salary Level	% Change	Reason for Change
Mr. Kubasik	$1,500,000	$1,500,000	0.0%	n/a
Mr. Brown	$1,500,000	$1,500,000	0.0%	n/a
Mr. Malave	$700,000	$760,000	8.6%	merit/market
Mr. Gautier	$620,000	$650,000	4.8%	merit
Mr. Stackley	$620,000	$650,000	4.8%	merit
Mr. Zoiss	$620,000	$650,000	4.8%	merit
Actual base salary amounts paid for fiscal 2021 and prior periods are shown in the “Salary” column of the Fiscal 2021 Summary Compensation Table on page 64.
Annual Cash Incentive
AWARD TARGET VALUES FOR FISCAL 2021
The table below shows information regarding each named executive officer’s fiscal 2021 annual cash incentive award target value under our Annual Incentive Plan.
Annual Cash Incentive: Award Target Values for Named Executive Officers, Fiscal 2021 vs. Fiscal 2020
	Fiscal 2021 Cash Incentive Target Value	Fiscal 2021 Cash Incentive Target Value (as % of Base Salary)	Fiscal 2020 Cash Incentive Target Value (as % of Base Salary)	% Change	Reason for Change
Mr. Kubasik	$2,580,000	172%	172%	—	n/a
Mr. Brown	$2,580,000	172%	172%	—	n/a
Mr. Malave	$760,000	100%	100%	—	n/a
Mr. Gautier	$650,000	100%	100%	—	n/a
Mr. Stackley	$650,000	100%	100%	—	n/a
Mr. Zoiss	$650,000	100%	100%	—	n/a
48   L3HARRIS 2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE COMPENSATION DECISIONS FOR FISCAL 2021

PERFORMANCE MEASURES AND PERFORMANCE TARGETS FOR FISCAL 2021
The graphics below show the three financial performance measures and their relative weighting and associated performance targets for our fiscal 2021 annual cash incentive awards under our Annual Incentive Plan for our named executive officers. The graphics also show how varying levels of performance would result in different payout percentages. The same financial performance measures, weighting and mathematical relationship between performance and payout percentages were approved for L3Harris as well as all four reporting segments, including our former Aviation Systems, Integrated Mission Systems and Space and Airborne Systems segments (which are relevant for Messrs. Gautier, Stackley and Zoiss, respectively, in their roles as segment presidents; targets for our other reporting segment are omitted as permitted under applicable rules because they are not relevant for payouts for our named executive officers for fiscal 2021). Our Board and Compensation Committee chose these performance measures and their relative weighting based on their business judgment that they would incentivize our performance against our key strategic priorities we set in our annual operating plan for fiscal 2021 (for example, growing revenue; executing seamless integration of L3 and Harris; driving flawless execution and margin expansion; reshaping our portfolio; and maximizing cash flow with shareholder-friendly capital deployment).
Annual Cash Incentive: Financial Performance Measures, Weighting, Performance Targets and Payout Percentages
Measures and Weighting
40%	40%	20%
EARNINGS BEFORE INTEREST AND TAXES (EBIT)	FREE CASH FLOW (FCF)	REVENUE
Our ability to generate profits from revenue: can be increased by efficient management and operation of our business, including reducing costs, improving procurement and sourcing practices and achieving operational excellence.	The free cash flow (or cash flow from operations less net capital expenditures) we generate can be increased by accelerating cash receipts, improving payment terms, reducing inventory, increasing prices and reducing expenses.	What we generate from normal business activities: can be increased by improving market share, introducing new products, entering new markets, enhancing execution and pricing effectively.
Performance Targets (in millions)* for AS, IMS and SAS
	L3Harris	Aviation Systems	Integrated Mission Systems	Space & Airborne Systems
EBIT	$3,440	$494	$934	$1,000
FCF	$2,850	$430	$915	$940
Revenue	$19,100	$3,478	$5,950	$5,285

*
Targets for our Communication Systems reporting segment are omitted as permitted under applicable rules because they are not relevant for payouts for named executive officers for fiscal 2021.

Relationship Between Performance and Payout Percentage

As the graphic shows, varying performance levels were linked to specific resulting payout percentages, with performance below threshold (set at 80% of target performance) resulting in a payout percentage of zero.
PAYOUTS FOR FISCAL 2021
The first table on the following page shows results for each financial performance measure for L3Harris as well as for our former Aviation Systems segment (relevant for Mr. Gautier), our Integrated Mission Systems segment (relevant for Mr. Stackley) and our Space and Airborne Systems segment (relevant for Mr. Zoiss). It also shows how we used those results to calculate weighted payout percentages for annual cash incentive awards under our Annual Incentive Plan.
The second table shows how we used these weighted payout percentages to determine payouts for our named executive officers, linking their annual cash incentive award payouts under our Annual Incentive Plan to our fiscal 2021 results for each pre-established financial performance measure.
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COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE COMPENSATION DECISIONS FOR FISCAL 2021
Annual Cash Incentive: Results and Payout Percentages for Fiscal 2021*
Financial Performance Measure		Adjusted Target(1) (in millions)	Result (in millions)	Adjusted Result(2) (in millions)	Adjusted Result Relative to Adjusted Target	Resulting Payout %	Weighted Payout %
L3HARRIS
EBIT	– 40%	$3,347	$2,548	$3,397	101.5%	103.0%
FCF	– 40%	$2,738	$2,352	$2,746	100.3%	100.6%	99.8%
Revenue	– 20%	$18,558	$17,814	$17,814	96.0%	92.0%
AVIATION SYSTEMS SEGMENT
EBIT	– 40%	$395	$330	$412	104.3%	108.6%
FCF	– 40%	$318	$338	$338	106.3%	117.8%	108.5%
Revenue	– 20%	$2,936	$2,783	$2,783	94.8%	89.5%
INTEGRATED MISSION SYSTEMS
EBIT	– 40%	934	$950	$950	101.7%	103.4%
FCF	– 40%	915	$948	$948	103.6%	107.2%	103.5%
Revenue	– 20%	5,950	$5,839	$5,839	98.1%	96.2%
SPACE & AIRBORNE SYSTEMS SEGMENT
EBIT	– 40%	$1,000	$970	$970	97.0%	94.0%
FCF	– 40%	$940	$924	$924	98.3%	96.6%	94.8%
Revenue	– 20%	$5,285	$5,093	$5,093	96.4%	92.8%

*
Information for Communication Systems is omitted as permitted under applicable rules because not relevant for payouts for named executive officers for fiscal 2021.

(1)
For comparability of performance targets with full-year results due to divestitures of businesses during fiscal 2021 impacting each of L3Harris and our former Aviation Systems segment, original targets were decreased by excluding, as applicable, the pro rata amounts for each divested business’ EBIT, free cash flow and revenue attributable to the remainder of fiscal 2021 following the applicable divestiture date, based on our original fiscal 2021 annual operating plan. Also, we note for clarification that the types of Merger-related and other adjustments reflected in our adjusted results that are indicated as anticipated in footnote (2) below were factored into our fiscal 2021 annual operating plan and thus were reflected in the original targets, making them comparable for purposes of evaluating results.

(2)
Calculations are based on our financial results calculated in accordance with GAAP, adjusted as permitted under our Annual Incentive Plan in recognition of unusual or nonrecurring events affecting us or our financial statements. These adjustments are made in accordance with pre-established guidelines.

The reported EBIT result for L3Harris was increased $849 million on a net basis, reflecting (a) the exclusion of  $987 million of charges consisting of (i) $755 million for the following anticipated types of charges factored into our fiscal 2021 annual operating plan: Merger integration costs and amortization of acquisition-related, and (ii) $232 million for the following additional charges: impairment of goodwill and other assets, impairment of an investment and other items; (b) partially offset by the exclusion of  $220 million of favorable adjustments for divestiture-related gains. The reported free cash flow result for L3Harris was increased $118 million for cash flow used for Merger integration costs (an anticipated adjustment) and $276 million for cash flow used for income taxes associated with business divestitures.
The reported EBIT result for Aviation Systems was increased $82 million for impairment of goodwill and other assets principally due to an impairment of long lived assets from adjusting our reporting units.
Annual Cash Incentive: Payouts for Fiscal 2021
	Annual Incentive Plan Target Granted	Weighted Payout % Under Annual Incentive Plan		Actual Payout (in $)	Actual Payout (as % of Target)
Mr. Brown	$2,580,000	99.8%		$2,750,000	106.6%
Mr. Kubasik	$2,580,000	99.8%		$2,750,000	106.6%
Mr. Malave	$760,000	99.8%		$0	0%
Mr. Gautier	$650,000	104.2	%*	$580,000	89.2%
Mr. Stackley	$650,000	101.7	%*	$700,000	107.7%
Mr. Zoiss	$650,000	97.3	%*	$610,000	93.8%

*
Weighted payout percentage reflects 50% of calculated weighted payout percentage for applicable segment (former Aviation Systems for Mr. Gautier, Integrated Mission Systems for Mr. Stackley, and Space and Airborne Systems for Mr. Zoiss) and 50% of calculated weighted payout percentage for L3Harris in accordance with provisions designed to incentivize segment executives to drive both segment and overall company results.

The payouts shown above reflect certain upward and downward adjustments for executives’ achievement against pre-established individual objectives or their individual contributions to L3Harris and/or our former Aviation Systems segment, Integrated Mission Systems segment or Space and Airborne Systems segment overall results, as applicable (other than Mr. Malave).
50   L3HARRIS 2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE COMPENSATION DECISIONS FOR FISCAL 2021

Upward adjustments for individual performance ranged from up to 6.8 percentage points above the weighted payout percentages shown in the table, based on their contributions toward the Company’s achievement of EBIT and free cash flow, in excess of targets despite the direct and indirect COVID-related impacts to our end markets and operations, as well as our continued progress on integration as reflected in the Company’s achievement of net synergy savings from the Merger in excess of the initial target and earlier than initially planned. Downward adjustments for individual performance ranged up to 14 percentage points below the weighted payout percentages shown in the table, due to program performance in our former Aviation Systems segment and our Space and Airborne Systems segment. Mr. Malave left the Company on January 21, 2022. Pursuant to the terms of his Conditional Waiver, Separation Agreement and Release of All Claims (the “Malave Separation Agreement”), he did not receive a payment under the Annual Incentive Plan for fiscal 2021.
The payouts under our Annual Incentive Plan for fiscal 2021 also are shown in the “Non-Equity Incentive Plan Compensation” column of the Fiscal 2021 Summary Compensation Table on page 64.
Long-Term Incentives
EQUITY-BASED AWARDS FOR FISCAL 2021: TARGET VALUES AND MIX
The table below shows the total target value of equity-based long-term incentive compensation in respect of our annual cycle awards for fiscal 2021 for our named executive officers. The target values for all named executive officers were set based on the factors described above.
Annual Compensation Cycle Awards: Target Values for Named Executive Officers, Fiscal 2021 vs. Fiscal 2020
	Fiscal 2020 Target Value	Fiscal 2021 Target Value	% Change	Reason for Change
Mr. Brown	$10,250,000	$11,000,000	7.3%	merit
Mr. Kubasik	$10,250,000	$11,000,000	7.3%	merit
Mr. Malave	$2,100,000	$2,400,000	14%	merit/market
Mr. Gautier	$1,600,000	$1,750,000	9%	merit
Mr. Stackley	$1,600,000	$1,750,000	9%	merit
Mr. Zoiss	$1,600,000	$1,750,000	9%	merit
These target values for fiscal 2021 annual cycle awards were allocated as follows:
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50% as performance share units;

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25% as stock options; and

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25% as restricted stock units.

This mix of types of equity-based compensation was determined based on their value in motivating achievement of financial performance targets that our named executive officers can influence directly, their retention value, trends within our compensation comparison peer group and in the market, its anticipated effect on mitigating shareholder dilution and FW Cook’s recommendations.
For further information related to grants to our named executive officers of fiscal 2021 annual compensation cycle equity-based awards and related terms and conditions, see the Grants of Plan-Based Awards in Fiscal 2021 Table on page 67 and related notes.
METRICS FOR PERFORMANCE SHARE UNIT (“PSU”) AWARDS
The graphic below shows the financial performance measures and their relative weighting for Fiscal 2021-2023 Cycle PSUs granted in fiscal 2021 to named executive officers under our Equity Incentive Plan, as approved early in fiscal 2021 in accordance with the discussion above.
As reflected in the graphic, the financial performance measures and weightings were:
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cumulative EPS for the fiscal 2021-2023 performance period, weighted at 50%; and

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3-year enduring target return on invested capital (“ROIC”) for the fiscal 2021-2023 performance period, weighted at 50%.

The weighted payout percentage, as calculated from financial results relative to the targets for those performance measures, is subject to potential upward or downward adjustment by as much as 33% based on our percentile ranking for our TSR performance over the fiscal 2021-2023 performance period compared with other companies in the S&P 500.
L3HARRIS 2022 PROXY STATEMENT   51

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE COMPENSATION DECISIONS FOR FISCAL 2021
Our Board and Compensation Committee chose the EPS and ROIC financial performance measures, weighted equally, based on their business judgment that these measures would motivate elements of performance that management could influence directly and also would improve EPS and capital management over the long term and create long-term shareholder value, while the relative TSR measure would promote further alignment with shareholders. As discussed earlier in this CD&A, our Board and Compensation Committee also considered input received from our large shareholders regarding financial performance measures.
Performance Measures and Weighting for Fiscal 2021-2023 Cycle PSU Awards
50%	50%
CUMULATIVE EPS	3-YEAR ENDURING TARGET ROIC
EPS (Earnings Per Share) is an indicator of profitability, often considered an important factor in determining a share’s price; impacted by our operating income, our tax rate and the number of shares outstanding. Calculated as follows:	ROIC (Return on Invested Capital) is an indicator of efficiency in using capital to generate returns (allocating capital to profitable investments). Calculated for the 3 year performance period as follows:
net income (after tax)/diluted weighted-average shares of common stock outstanding	net operating profit (after tax)/(debt + equity + minority interest — cash)
RELATIVE TSR PAYOUT ADJUSTMENT
Payouts are subject to adjustment of up to +/- 33% based on relative TSR.

TSR (Total Shareholder Return) measures cumulative value to shareholders through stock price appreciation and dividends. Relative TSR compares our TSR percentile ranking with the ranking of other companies in the S&P 500 (a broad market index of companies with which we compete for shareholder investment).

Fiscal 2021-2023 Cycle PSUs: Financial Performance Measures and Payout Percentages
The graphics below show the financial performance measures and how varying levels of performance result in different payout percentages for Fiscal 2021-2023 Cycle PSU awards for named executive officers under our Equity Incentive Plan, as approved early in fiscal 2021. (These financial performance measures are explained in the graphic above.) As the graphics below show, varying performance levels are linked to specific resulting payout percentages, with performance below threshold (which was set at 90% of target for cumulative EPS and 80% of target for 3-year enduring target ROIC) resulting in a payout percentage of zero.
Relationship Between Performance and Payout Percentage
Cumulative EPS	3-Year Enduring Target ROIC

Relative TSR Payout Adjustment

The graphic at left shows how the potential relative TSR performance payout adjustment (up to +/-33%) is dependent on our percentile ranking for TSR performance over the fiscal 2021-2023 performance period compared with other companies in the S&P 500.

52   L3HARRIS 2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE COMPENSATION DECISIONS FOR FISCAL 2021

STOCK OPTIONS AND RESTRICTED STOCK UNITS
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Stock options:

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granted to all executive officers.

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vest ratably over 3 years.

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Restricted stock units:

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granted to all executive officers and chosen based on their retention value.

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3-year cliff vesting.

For further information related to grants to our named executive officers of fiscal 2021 annual compensation cycle equity-based awards and related terms and conditions, see the Grant of Plan-Based Awards in Fiscal 2021 Table on page 67 and related notes.
FISCAL TRANSITION PERIOD AWARDS AND VESTING OF CERTAIN PRIOR PERIOD AWARDS
As previously disclosed in our proxy statements for our 2020 and 2021 Annual Meeting of Shareholders, due to the special circumstances of the Merger, the types of equity-based compensation we granted in our fiscal transition period included 3-year cliff vesting restricted stock units to certain executive officers in respect of our annual cycle awards of long-term incentive compensation, as well as special, one-time integration-related awards to all named executive officers consisting of performance share units and performance stock options. The special, one-time integration-related performance share units and performance stock options are subject to 3-year cliff vesting and Merger synergy and other performance metrics. For details on such grants of equity awards in our fiscal transition period, see the Compensation and Discussion Analysis — Executive Compensation Decisions For Our Six-Month Fiscal Transition Period — Long-Term Incentives discussion in our proxy statement for our 2020 Annual Meeting of Shareholders filed with the SEC on March 12, 2020.
The special, one-time integration-related performance share units have been earned at 400% of target based on an award payout formula that measured, as of December 31, 2021, L3Harris’ achievement relative to a target level of  $500 million for full-year run rate gross synergies from the Merger (with a minimum threshold set at 80% of target performance), with a 50% to 200% modifier (i.e., downward or upward) for L3Harris’ achievement, as of December 31, 2021, relative to a target for cumulative earnings per share, and an executive officer must remain employed with us through June 29, 2022 to earn the award. For the special, one-time integration-related performance stock options, the number of options that were possible to earn and vest at the time of grant were either 0% or 100% of the target number of performance stock options (and have now been earned at 100% of target) based on the performance vesting condition of L3Harris’ achievement by December 31, 2021 of a threshold level for full-year run rate gross synergies from the Merger, and an executive officer must remain employed with us through June 29, 2022 for these options to be earned and to vest.
For further information related to equity awards granted prior to fiscal 2021 that remain outstanding and related terms and conditions, see the Outstanding Equity Awards at 2021 Fiscal Year End Table on page 69 and related notes.
L3HARRIS 2022 PROXY STATEMENT   53

COMPENSATION DISCUSSION AND ANALYSIS EMPLOYMENT AGREEMENTS
EMPLOYMENT AGREEMENTS
Agreements With Mr. Brown
Brown Original Agreement. We have an employment agreement with Mr. Brown that was entered into when he accepted the position of President and Chief Executive Officer of Harris in 2011 (the “Brown Original Agreement”). The Brown Original Agreement addresses, among other things, Mr. Brown’s compensation arrangements as well as payments and benefits to be provided to him if his employment is terminated by us without “cause” or by him as a result of a “constructive termination.” The Harris Compensation Committee and the independent directors of the Harris Board approved the Brown Original Agreement in the belief that it was critical to Mr. Brown’s decision to accept employment with Harris and would assist in his retention. In addition, it binds Mr. Brown to certain non-compete and non-solicitation undertakings that continue to have significant value to the company.
In negotiating the compensation arrangements for Mr. Brown in the Brown Original Agreement, the Harris Compensation Committee received information, analysis and advice from its independent compensation consultant, independent legal counsel and a national executive search firm retained by the Harris Board’s CEO search committee. The Harris Compensation Committee and the Harris Board also considered the same executive compensation objectives and competitive positioning approach used for other executives and the substantial amount of long-term compensation that Mr. Brown forfeited to join Harris.
Brown Letter Agreement. In connection with entering into the Merger Agreement, we entered into an agreement with Mr. Brown addressing his employment following completion of the Merger (the “Brown Letter Agreement”). The Harris Compensation Committee and the independent directors of the Harris Board approved the Brown Letter Agreement in the belief that it would assist in retaining Mr. Brown’s valued service in connection with and after the Merger. The Brown Letter Agreement provides that:
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Mr. Brown would serve as Chair and Chief Executive Officer of L3Harris through the second anniversary of the closing of the Merger (the “Initial Period”). For the one-year period thereafter (the “Subsequent Period”), he will serve as Chair of L3Harris. On the third anniversary of the closing of the Merger (June 29, 2022), he will retire as an officer and employee of L3Harris and will resign as a member of L3Harris’ Board of Directors.

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During the Initial Period, Mr. Brown’s annual base salary would be $1,450,000, his target annual cash bonus award would be $2,500,000, the target value of his annual long-term incentive awards would be $10,250,000 and in no case would any such compensation element be less than that paid or granted to Mr. Kubasik. (The Board would maintain discretion to increase these amounts.)

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After the closing of the Merger, L3Harris would grant Mr. Brown a one-time integration-related award composed of performance share units with a target value of  $2,500,000 (subject to certain performance-based multipliers) and performance-based non-qualified stock options with a grant date value of  $5,000,000 and a ten-year term. Both components of the integration-related award are subject to three-year cliff vesting and will vest (if at all) subject to continued employment and achievement of performance conditions established by the L3Harris Compensation Committee. (This award was granted in August 2019; for further information related to the terms and conditions, see the Outstanding Equity Awards at 2021 Fiscal Year End Table on page 69 and related notes.)

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If during the Initial Period there was a qualifying termination of Mr. Brown (as defined in his Executive Change in Control Severance Agreement entered into with Harris), or if during the Subsequent Period Mr. Brown’s employment is terminated by us without “cause” or by him as a result of a “constructive termination” (as such terms are defined in the Brown Original Agreement), then Mr. Brown would be eligible for the compensation, benefits and other rights provided under that Executive Change in Control Severance Agreement, with such amounts determined using a “3X” multiple. In addition, his outstanding stock options (other than those granted as part of the integration award) and restricted stock units would become fully vested, exercisable, issuable and payable (as applicable), and options would remain exercisable for their full remaining term. Outstanding performance share units (other than those granted as part of the integration award) would remain outstanding and eligible to vest for the remainder of the applicable performance period based on the attainment of performance goals. Mr. Brown would also receive benefit continuation payments in lieu of providing in-kind medical and prescription drug coverage after the end of the three year benefit continuation period until he reaches the age of 65 (or, if earlier, the date he becomes eligible to receive comparable benefits from another employer). If such qualifying termination occurs during the Subsequent Period, the integration award components would remain outstanding and eligible to vest based on the greater of target performance and the actual attainment of applicable performance goals. The integration award options that vest would remain exercisable for their full remaining term.

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Upon his retirement at the end of the Subsequent Period, Mr. Brown will not receive any cash severance, but his equity awards (other than those comprising the integration award) will be treated as described above regarding a qualifying termination, and his integration award will pay or vest, as applicable, based on actual performance. In addition, Mr. Brown will receive the benefit continuation payments described above regarding a qualifying termination, and for 12 months following his retirement, have access to office space and administrative support provided by L3Harris.

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The definition of  “cause” under the Brown Original Agreement and Mr. Brown’s pre-Merger Executive Change in Control Severance Agreement with Harris was modified to include an act of misconduct in violation of certain L3Harris policies or federal or applicable state law regarding discrimination or sexual harassment of subordinate employees that creates a material risk of meaningful harm to L3Harris.

54   L3HARRIS 2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS EMPLOYMENT AGREEMENTS

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Except as expressly modified by the Brown Letter Agreement, the terms of Mr. Brown’s pre-Merger Executive Change in Control Severance Agreement with Harris and the Brown Original Agreement remain in full force and effect, including the restrictive covenants and confidentiality provisions of those agreements.

For a summary of the payments and benefits to be provided to Mr. Brown if his employment is terminated, and a summary of the Legacy CIC Severance Arrangement applicable for him, see the “Potential Payments Upon Termination or a Change in Control” section beginning on page 75.
Agreement With Mr. Kubasik
In connection with entering into the Merger Agreement, L3 and Mr. Kubasik, L3’s then-serving Chairman, Chief Executive Officer and President, entered into the Kubasik Letter Agreement, which addresses Mr. Kubasik’s employment following completion of the Merger. Pursuant to approval from the L3Harris Board, L3Harris assumed the Kubasik Letter Agreement following completion of the Merger and Mr. Kubasik’s appointment as Vice Chair, President and Chief Operating Officer of L3Harris. The Kubasik Letter Agreement provides that:
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Mr. Kubasik would serve as Vice Chair, President and Chief Operating Officer of L3Harris through the Initial Period. Upon the commencement of the Subsequent Period, Mr. Kubasik would become the Chief Executive Officer of L3Harris. On the third anniversary of the closing of the Merger (June 29, 2022), Mr. Kubasik will also become Chair of L3Harris.

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During the Initial Period, Mr. Kubasik’s annual base salary would be $1,450,000, his target annual cash bonus award would be $2,500,000, the target value of his annual long-term incentive awards would be $10,250,000 and in no case would any such compensation element be less than that paid or granted to Mr. Brown. (The Board would maintain discretion to increase these amounts.)

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After the closing of the Merger, L3Harris would grant Mr. Kubasik a one-time integration-related award composed of performance share units with a target value of  $2,500,000 (subject to certain performance-based multipliers) and performance-based non-qualified stock options with a grant date value of  $5,000,000 and a ten-year term. Both components of the integration-related award are subject to three-year cliff vesting and will vest (if at all) subject to continued employment and achievement of performance conditions established by the L3Harris Compensation Committee. (This award was granted in August 2019; for further information related to the terms and conditions, see the Outstanding Equity Awards at 2021 Fiscal Year End Table on page 69 and related notes.)

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In the event that L3Harris terminates him without “cause” or he terminates his employment for “good reason,” Mr. Kubasik’s outstanding stock options (other than those granted as part of the integration award) and restricted stock units would become fully vested, exercisable, issuable and payable (as applicable), and options would remain exercisable for their full remaining term. Outstanding performance share units (other than those granted as part of the integration award) would remain outstanding and eligible to vest for the remainder of the applicable performance period based on the attainment of performance goals. If such qualifying termination occurs during the Subsequent Period, the integration award would remain outstanding and eligible to vest based on the greater of target performance and the actual attainment of applicable performance goals. The integration award options that vest would remain exercisable for their full term.

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The protection period under which Mr. Kubasik will be covered by L3’s Amended and Restated Change in Control Severance Plan (the “L3 CIC Plan”) was extended until the fourth anniversary of the closing of the Merger (June 29, 2023), in the event of his termination without “cause” or for “good reason” (each as defined in the L3 CIC Plan and modified in the Kubasik Letter Agreement).

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The definition of  “cause” under the L3 CIC Plan as applicable to Mr. Kubasik was modified to include an act of misconduct in violation of certain L3Harris policies or federal or applicable state law regarding discrimination or sexual harassment of subordinate employees that creates a material risk of meaningful harm to L3Harris.

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The definition of  “good reason” under the L3 CIC Plan as applicable to Mr. Kubasik was modified to include the following events: failure to promote him to the contemplated new roles upon and after the closing of the Merger; failure of Mr. Brown to cease providing services to L3Harris on or before the third anniversary of the closing of the Merger; or L3Harris’ material breach of the Kubasik Letter Agreement. Mr. Kubasik also agreed to a limited waiver of his “good reason” rights related to his contemplated relocation to Florida, certain across-the-board changes in employee benefits and his transition to the role of Vice Chair, President and Chief Operating Officer at the closing of the Merger.

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Mr. Kubasik is eligible to receive an additional payment of up to $1,250,000 for relocation-related expenses, with gross up of amounts taxed as ordinary income.

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Certain restrictive covenants and confidentiality provisions of the L3 CIC Plan apply as a condition to severance benefits under the L3 CIC Plan and are extended to 24 months following termination of employment.

For a summary of the payments and benefits to be provided to Mr. Kubasik if his employment is terminated, and a summary of the Legacy CIC Severance Arrangement applicable for him, see the “Potential Payments Upon Termination or a Change in Control” section beginning on page 75.
L3HARRIS 2022 PROXY STATEMENT   55

COMPENSATION DISCUSSION AND ANALYSIS EMPLOYMENT AGREEMENTS
Separation Agreement With Mr. Malave
On January 21, 2022 (the “Separation Date”), we entered into the Malave Separation Agreement with Mr. Malave, our former Senior Vice President and Chief Financial Officer. Under the Malave Separation Agreement, which was approved by our Compensation Committee, we and Mr. Malave agreed that:
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All outstanding vested options and unvested L3Harris equity grants, including restricted units, performance units and stock options, held by Mr. Malave on the Separation Date will be immediately cancelled, terminated and forfeited;

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Mr. Malave will not be entitled to any cash bonus under the Annual Incentive Plan in respect of L3Harris completed fiscal 2021;

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Mr. Malave releases all claims he may have against L3Harris and its subsidiaries and affiliated companies and their officers, directors and shareholders; and

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Existing covenants applicable to Mr. Malave that prohibit him from, directly or indirectly, as an employee or officer or investor or in other capacities, participating in any activities with, or providing services to, a competitive business for a period of not less than the twelve month period following his employment termination date, will be conditionally waived and L3Harris will consent to Mr. Malave’s becoming a full-time employee and chief financial officer of a specific company. Such waiver and consent is subject to and conditioned on Mr. Malave’s compliance with his obligations and agreements contained in the Malave Separation Agreement, including full compliance with: confidentiality restrictions; a two-year non-solicitation restriction; non-competition restrictions applicable to companies other than the specific company; recusal and related protective provisions; and other restrictive covenants.

56   L3HARRIS 2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS OTHER COMPENSATION ELEMENTS

OTHER COMPENSATION ELEMENTS
Health and Welfare Benefits
We maintain health, welfare and other benefit programs for our U.S.-based employees, including medical and prescription coverage, dental and vision programs, short-term disability insurance, basic, supplemental and dependent life insurance, basic and supplemental accidental death and dismemberment insurance and business travel insurance, as well as paid time off, leave of absence and other similar policies. Our executive officers are eligible to participate in these programs and policies on the same basis as many of our other salaried employees. We also provide liability insurance coverage to all Board-appointed officers, and our executive officers have the option to participate in a group excess liability umbrella policy at their own expense.
We offer a long-term disability plan to many of our U.S.-based employees, including our named executive officers. The plan is fully insured and provides a benefit of 60% of eligible compensation before offsets for Social Security and certain other Company- or government-provided disability or other benefits. Eligible compensation for purposes of this plan is currently limited to $400,000 per year, and we provide a supplemental long-term disability benefit of 50% of eligible compensation above $400,000 and up to $800,000, for a maximum annual supplemental benefit of  $200,000.
Perquisites
We provide only minimal executive perquisites. Board-elected or appointed officers are eligible for annual Company-paid physical examinations. We believe this practice is in the best interest of our Company because the health of an executive officer is critical to the executive officer’s performance. Board-elected or appointed officers also are eligible to receive Company-paid financial planning and advice and federal and state tax preparation services from a designated third-party provider, but are responsible for paying the tax on income imputed for such services if they elect to receive them. We do not provide tax reimbursement or gross-up payments with respect to any perquisites provided solely to executive officers. Tax gross-up payments pursuant to a plan, policy or arrangement applicable to a broad base of management employees, such as a relocation or tax equalization policy, are permitted.
In consideration of the time demands on our CEO and Executive Chair and to minimize and more effectively utilize their travel time, our Compensation Committee has authorized limited personal use of Company-owned aircraft by our CEO and Executive Chair and their family members and guests. Limits on the number of hours are set by our Compensation Committee and reviewed annually. In fiscal 2021, personal use of Company-owned aircraft by each of Mr. Kubasik and Mr. Brown was below the limits set by our Compensation Committee. Our CEO and Executive Chair are responsible for paying the tax on income imputed for such personal use of Company-owned aircraft. In very limited instances as approved by our CEO, we also may provide limited personal use of Company-owned aircraft for other executives.
Perquisites provided in fiscal 2021 represent a small portion of the total compensation of the applicable named executive officer. The dollar values ascribed to these perquisites are shown in the Fiscal 2021 Summary Compensation Table on page 64 under the “All Other Compensation” column and related notes.
Retirement Programs
TAX-QUALIFIED RETIREMENT PLAN
We maintain the L3Harris Retirement Savings Plan (our “RSP”), which is a tax-qualified, 401(k) defined contribution retirement plan available to most of our U.S.-based employees, including our named executive officers. Subject to applicable limits under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), participants may generally contribute up to 70% of eligible compensation. In general, after one year of service we will make a matching contribution of up to 6% of eligible compensation that is contributed by a participant.
NON-QUALIFIED SUPPLEMENTAL RETIREMENT PLANS
To the extent contributions by participants to our RSP are subject to certain limitations under the Internal Revenue Code, certain of our salaried employees, including our named executive officers, may elect to participate in our Excess Retirement Savings Plan (“ERSP”), which is an unfunded, non-qualified defined contribution retirement plan. In addition, our Compensation Committee has discretion to provide for the deferral of other compensation under our ERSP, including equity awards. During our fiscal transition period, we also maintained an analogous legacy L3 unfunded, non-qualified defined contribution plan (the “SSP-II”) available to certain salaried employees who were employees of L3 at the time of the Merger. The SSP-II was merged into our ERSP effective December 31, 2019, and the participants in the SSP-II became eligible to participate in our ERSP effective January 1, 2020, after which no new deferrals to the SSP-II were allowed.
L3HARRIS 2022 PROXY STATEMENT   57

COMPENSATION DISCUSSION AND ANALYSIS OTHER COMPENSATION ELEMENTS
The value of our contributions credited to our named executive officers’ accounts under our RSP and ERSP (or analogous legacy L3 plans prior to fiscal 2020) is shown in the Fiscal 2021 Summary Compensation Table on page 64 under the “All Other Compensation” column and related notes. Additional information regarding our ERSP and credits to and balances of accounts under our ERSP or the SSP-II is shown in the “Nonqualified Deferred Compensation” section of this proxy statement beginning on page 73.
ADDITIONAL PENSION AND RELATED ARRANGEMENTS
In addition, Mr. Gautier also participates in the following legacy L3 pension plans that we continue to maintain (and that have been re-named) following the Merger: the L3Harris Link Simulation and Training Pension Plan, as amended (the “Legacy L3 Link Pension Plan”), a tax-qualified, Section 401(a) defined benefit pension plan; and the L3Harris Technologies, Inc. Supplemental Executive Retirement Plan (the “Legacy L3 SERP Pension Plan”), a nonqualified, defined benefit pension plan intended to provide supplemental retirement income for participants. The Legacy L3 Link Pension Plan was merged into the L3Harris Salaried Pension Plan effective December 31, 2020. Additional information regarding Mr. Gautier’s participation in these plans is set forth in the “Pension Benefits” section of this proxy statement beginning on page 72.
Effective January 1, 2019, Mr. Gautier (and other participants) became ineligible to receive continued service credits (although salary credits continued) under the Legacy L3 SERP Pension Plan. Effective January 1, 2020, Mr. Gautier (and other participants) became ineligible to receive continued salary credits under the Legacy L3 SERP Pension Plan. In order to offset the impact of freezing credits under the Legacy L3 SERP Pension Plan, our Compensation Committee in fiscal 2020 authorized and approved a compensatory arrangement for Mr. Gautier under which, for each calendar year commencing with 2020 and ending with the calendar year during which Mr. Gautier attains age 65 (each, an “Accrual Year”), provided that Mr. Gautier remains actively employed by us through December 31 of the applicable Accrual Year, Mr. Gautier will receive a credit of  $257,000 to his account under the ERSP, which credit will be fully vested and nonforfeitable. The credits and any related earnings under the ERSP will be distributed to Mr. Gautier in cash in a single sum on the first business day coincident with or next following the 6-month anniversary of the date he separates from service with us; provided, however, that in the event of a Change of Control (as defined in the ERSP) that qualifies as a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5), the distribution will be made in a single sum within 60 days following the occurrence of the Change of Control. Additional information regarding Mr. Gautier’s credit for fiscal 2021 under his compensatory arrangement related to the ERSP is set forth in the “Nonqualified Deferred Compensation” section of this proxy statement beginning on page 73.
Severance Arrangements
As a general matter, most of our employees are “employees at-will.” Messrs. Kubasik and Brown are our only named executive officers with a contract that would require us to pay cash severance upon termination of employment other than in connection with a change in control. These payments are governed by their respective employment agreements, discussed beginning on page 54.
In fiscal 2020, we adopted our new Severance Pay Plan that became effective March 1, 2020. Upon an involuntary termination of employment by us without cause, the Severance Pay Plan provides for severance benefits for our regular, full-time employees, subject to a waiver and release, including the following severance benefits for employees at the officer level (including executive officers):
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a lump sum cash payment equal to the participant’s base pay (as determined under the Severance Pay Plan) and annual bonus target; and

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12 months of COBRA coverage at active employee rates.

Participants, however, are not entitled to severance benefits under the Severance Pay Plan if they are entitled to other severance benefits under an individual agreement or a plan, policy or other arrangement that provides for severance benefits (including severance benefits in connection with a change in control under Legacy CIC Severance Arrangements or our new CIC Severance Plan, each as defined and described below in the “Double Trigger Change in Control Severance Arrangements” section). As a result of their respective employment agreements, the Severance Pay Plan’s severance benefits are not available to Messrs. Kubasik and Brown.
A description of the contractual benefits to each of Messrs. Kubasik and Brown in the event of his termination can be found in the “Potential Payments Upon Termination or a Change in Control” section of this proxy statement beginning on page 75.
58   L3HARRIS 2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS OTHER COMPENSATION ELEMENTS

Double Trigger Change in Control Severance Arrangements
Our L3Harris Executive Change in Control Severance Plan (the “CIC Severance Plan”) adopted in fiscal 2020 became effective March 1, 2020. The CIC Severance Plan includes a “double trigger” so that we would provide severance benefits to participants only if there is both a change in control and a qualifying termination of employment.
Prior to the Merger, Harris had entered into similar change in control severance agreements with its Board-elected or appointed officers, including those named executive officers of L3Harris who were employed with Harris at the time of the Merger (including Messrs. Brown and Zoiss), and L3 had adopted the similar L3 CIC Plan covering its executive officers and other corporate employees, including Messrs. Kubasik, Gautier and Stackley (collectively, “Legacy CIC Severance Arrangements”).
Under the CIC Severance Plan, if a participant’s employment is terminated by us without “cause” or by the participant for “good reason” (such as a material adverse change in compensation or job responsibilities or location) during the 2-year period following a change in control, we will provide to the participant, subject to execution of a release of claims, the following severance benefits:
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a lump sum cash payment equal to a multiple (two times in the case of employees at the officer level, including executive officers) of the participant’s base salary and target bonus;

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a lump sum cash payment equal to the participant’s pro-rata target bonus;

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continued participation in our group medical, dental and vision plans for the number of years equal to the applicable severance multiple; and

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if immediately prior to the date of termination or change in control, the participant is eligible for professional finance and tax planning assistance services offered by us, continued participation in such services for the balance of the calendar year in which the termination occurs and the calendar year thereafter.

The CIC Severance Plan does not provide for gross-ups for excise taxes that may be imposed by the Internal Revenue Service (“IRS”) on payouts made to a participant, but does provide for a “best net after-tax” payment approach that reduces payments and benefits to a participant if the reduction would result in the participant receiving higher payments and benefits on a net after-tax basis. The plan is designed to preserve the focus and productivity of our executives, avoid disruption and prevent attrition during a period of uncertainty. Our Board believes that the plan will align the interests of our executives and shareholders during the period of an actual or rumored change in control and is necessary in some cases to attract and retain executives. Our Board also believes that the plan will facilitate objective assessment of potential transactions that may be in our shareholders’ best interests but could negatively impact an executive’s future employment. The Legacy CIC Severance Arrangements included similar provisions and were approved by the Harris and L3 Boards, as applicable, based on similar beliefs and reasons.
Participants in the CIC Severance Plan are our officers (including executive officers) and certain other of our executives, except for Messrs. Kubasik and Brown, due to the change in control severance benefits provided for under their respective employment agreements and Legacy CIC Severance Arrangements, unless otherwise expressly designated by our Compensation Committee as participants in the future.
The Merger constituted a change in control transaction under the Legacy CIC Severance Arrangements, which were or are still operative for applicable covered individuals — for Mr. Brown, until June 29, 2022 (the end of the Subsequent Period) pursuant to the terms of his employment agreement; and for Mr. Kubasik, until June 29, 2023 pursuant to the terms of his employment agreement.
A description of the material terms of the Legacy CIC Severance Arrangements (covering Messrs. Kubasik and Brown), as well as a summary of potential payments upon termination or a change in control for our named executive officers, can be found in the “Potential Payments Upon Termination or a Change in Control” section of this proxy statement beginning on page 75. This includes a discussion of how annual cash incentive awards and equity awards are treated upon a change in control.
L3HARRIS 2022 PROXY STATEMENT   59

COMPENSATION DISCUSSION AND ANALYSIS OTHER COMPENSATION POLICIES
OTHER COMPENSATION POLICIES
Recovery of Executive Compensation (“Clawback”)
Our executive compensation program permits us to recover all or a portion of any performance-based compensation, whether cash or equity, if our financial statements are restated as a result of errors, omissions or fraud. The amount that may be recovered would be the amount by which the affected compensation exceeded the amount that would have been payable had the financial statements been initially filed as restated, or any greater or lesser amount that our Compensation Committee or the independent members of our Board shall determine. The amount that may be recovered, however, may not be less than the amount required to be repaid or recovered as a matter of law. Recovery of such amounts by us would be in addition to any actions imposed by law, enforcement agencies, regulators or other authorities.
Consideration of Risk Elements
For a discussion of our consideration of risks related to our compensation policies and practices, as well as factors mitigating those risks, see the “Relationship Between Compensation Plans and Risk” section of this proxy statement on page 63.
Stock Ownership Guidelines
To further promote management’s ownership of our shares and more closely align management and shareholder interests, our Compensation Committee has established the following stock ownership guidelines for our Board-elected or appointed officers.
Stock Ownership (as a multiple of base salary)
What counts: Shares owned outright or jointly by the executive, shares credited under any retirement plan sponsored by us, share equivalents represented by amounts deferred in the L3Harris Stock Fund account of our ERSP, and restricted stock and restricted stock unit awards (on an after-tax basis).
What doesn’t count: Stock options, including performance stock options, and unearned performance share units.
Executives are expected to meet these ownership levels by the end of the five-year period from their date of hire or promotion into a position covered by the guidelines. Our Compensation Committee conducts an annual review to assess compliance with the guidelines. As of February 25, 2022, our named executive officers met or were on track to meet the applicable stock ownership guidelines within the applicable timeframe.
Executive officers are not permitted to sell our shares (other than the sale of shares to pay the exercise price and related taxes upon the exercise of stock options) until they have satisfied the applicable guidelines.
No Repricing of Options
We have not repriced options, nor have we replaced options if our stock price declined after the grant date. The exercise price of stock options is the closing market price of our common stock on the grant date (or on the prior business day if the grant is made on a weekend or holiday). Our Compensation Committee and Board, however, also have discretion to set the exercise price of stock options higher than the closing market price of our common stock on the grant date.
60   L3HARRIS 2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS OTHER COMPENSATION POLICIES

Equity Grants by CEO
As permitted under our equity incentive plans, our Board has delegated to our CEO the authority to grant equity awards to employees who are not executive officers. Such grants are subject to our equity grant policy. The annual maximum number of shares underlying the awards that may be granted pursuant to this delegation is set by our Compensation Committee, which reviews these awards annually.
Insider Trading Policy and Policy Against Hedging and Pledging
Our insider trading policy prohibits directors, employees and certain of their family members from purchasing or selling any type of security (whether issued by us or another company) while such person is aware of material non-public information about the issuer of the security (except pursuant to an approved 10b-5 trading plan), or from providing such material non-public information to any person who may trade while aware of such information. This policy also prohibits directors and employees from engaging in short sales with respect to our securities and from entering into hedging, puts, calls or other derivative transactions with respect to our securities. Our policies also prohibit directors and executives from purchasing our stock on margin, holding our stock in a margin account or otherwise pledging our stock as collateral for margin accounts, loans or any other purpose. We do permit the use of  “cashless exercise” procedures to exercise stock options granted by us if such exercise complies with our insider trading and other relevant policies. None of our directors or executive officers pledged our stock during our fiscal 2021. We also have procedures that require trades by directors and executive officers to be pre-cleared by our General Counsel or his staff.
Tax and Accounting Considerations
TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION
Section 162(m) of the Internal Revenue Code generally prohibits a public company from deducting compensation paid in any year in excess of  $1 million to its CEO or any of its four other most highly compensated executive officers as of the end of the year. In evaluating executive compensation components, our Compensation Committee considers the net cost to us and its ability to effectively administer executive compensation in the long-term interest of shareholders. Our Compensation Committee believes that it is important to preserve flexibility in administering compensation programs in a manner designed to promote corporate goals. Accordingly, our Compensation Committee retains the flexibility to approve elements of compensation that it believes are consistent with the objectives of our executive compensation program, even if that might result in the non-deductibility of certain compensation under the Internal Revenue Code.
NONQUALIFIED DEFERRED COMPENSATION
Under Section 409A of the Internal Revenue Code, “nonqualified deferred compensation” must be deferred and paid under plans or arrangements that satisfy certain requirements with respect to the timing of deferral elections, timing of payments and certain other matters. If these requirements are not complied with, amounts deferred under compensation arrangements that are subject to Section 409A will be currently includable in income to the employee and subject to an excise tax to be assessed on the employee. In general, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees so that they either are exempt from, or satisfy the requirements of, Section 409A.
ACCOUNTING FOR EQUITY-BASED COMPENSATION
Before we grant equity-based compensation awards, we consider the accounting impact of the award. This involves analyzing the award’s impact both as structured and in other possible scenarios.
L3HARRIS 2022 PROXY STATEMENT   61

COMPENSATION
COMMITTEE
REPORT
The following Report of our Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other previous or future filings by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this Report by reference therein.
The Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” section of this proxy statement. Based on its review and discussion, the Compensation Committee has recommended to the Board of Directors of L3Harris Technologies, Inc., and the Board of Directors of L3Harris Technologies, Inc. has approved, that this Compensation Discussion and Analysis be included in this proxy statement for the 2022 Annual Meeting of Shareholders and incorporated by reference in L3Harris Technologies, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
Submitted on March 3, 2022 by the Compensation Committee of the Board of Directors of L3Harris Technologies, Inc.
Lewis Hay III, Chair
Thomas A. Dattilo
Lewis Kramer
Rita S. Lane
62   L3HARRIS 2022 PROXY STATEMENT

RELATIONSHIP BETWEEN
COMPENSATION PLANS
AND RISK
In fiscal 2020, our Compensation Committee and management, with the assistance of Aon Consulting, Inc., conducted a review of our compensation strategies, plans, programs, policies and practices, including executive compensation and major broad-based compensation programs in which salaried and hourly employees at various levels of the organization participate. The goal of this review was to assess whether any of our compensation strategies, plans, programs, policies or practices, either individually or in the aggregate, would encourage executives or employees to undertake unnecessary or excessive risks that were reasonably likely to have a material adverse effect on us.
The review included variable pay, sales commission and other compensation plans and considered the number of participants in each plan, the participants’ levels within the organization, the target and maximum payment potential and the performance criteria under each plan and the type of plan. Management and our Compensation Committee also applied a risk assessment to those plans that were identified as having the potential to deliver a material amount of compensation, which included the annual incentive and long-term compensation plans that are described in the CD&A section of this proxy statement. Based on the review, management and our Compensation Committee concluded that our compensation strategies, plans, programs, policies and practices were not reasonably likely to have a material adverse effect on us due to a variety of mitigating factors. These factors included:
>
An emphasis on long-term compensation that utilizes a balanced portfolio of compensation elements, such as cash and equity, and delivers rewards based on sustained performance over time;

>
The Compensation Committee’s power to set short-and long-term performance objectives for incentive plans, which appropriately correlated with shareholder value and which use multiple financial metrics to measure performance;

>
Performance share unit awards that generally are tied to financial performance measures spanning overlapping three-year performance periods, creating a focus on driving sustained performance over multiple performance periods, which mitigates the potential for executives to take excessive risks to drive one-time, short-term performance spikes in any one performance period;

>
The use of equity awards with vesting periods to foster retention and align executives’ interests with those of shareholders;

>
Capping potential payouts under both short-and long-term incentive plans to eliminate the potential for any windfalls;

>
A “clawback” policy that allows recovery of all or a portion of any performance-based compensation if financial statements are restated as a result of errors, omissions or fraud;

>
Share ownership guidelines; and

>
A broad array of competitive benefit programs that offer employees and executives an opportunity to build meaningful retirement assets and benefit protections throughout their careers.

Further, the Compensation Committee determined similar reviews of compensation strategies, plans, programs, policies and practices would be undertaken in the future either periodically, or to the extent there was a material change to any of the above.
L3HARRIS 2022 PROXY STATEMENT   63

COMPENSATION
TABLES
FISCAL 2021 SUMMARY COMPENSATION TABLE
The following table summarizes the compensation paid to, or accrued on behalf of, our named executive officers for our fiscal year ended December 31, 2021 (fiscal 2021), fiscal year ended January 1, 2021 (fiscal 2020), abbreviated, approximately six-month fiscal transition period of June 29, 2019 to January 3, 2020 (identified as “FTP” in the table below) and fiscal year ended June 28, 2019 (fiscal 2019). Our named executive officers are each individual who served as our Chief Executive Officer during fiscal 2021 including our Executive Chair, our Chief Financial Officer and our three other most highly compensated executive officers serving at the end of our fiscal 2021. The following table and the Grants of Plan-Based Awards in Fiscal 2021 Table on page 67 should be viewed together for a more complete presentation of both the annual and long-term incentive compensation elements of our executive compensation program.
Name and Principal Position*	Year	Salary $(1)	Bonus $(2)	Stock Awards $(3)	Option Awards $(4)	Non-Equity Incentive Plan Compensation $(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings $(6)	All Other Compensation $(7)	Total $
Christopher E. Kubasik(8) Vice Chair and Chief Executive Officer	2021	$1,500,000	$0	$8,287,958	$2,750,012	$2,750,000	$0	$409,779	$15,697,749
	2020	$1,492,308	$0	$8,232,063	$2,562,504	$2,850,000	$0	$2,511,221	$17,648,096
	FTP	$752,885	$0	$2,500,194	$5,000,034	$1,467,500	$0	$5,495,406	$15,216,019
William M. Brown Executive Chair	2021	$1,500,000	$0	$8,287,958	$2,750,012	$2,750,000	$0	$419,785	$15,707,755
	2020	$1,492,308	$0	$8,232,063	$2,562,504	$2,850,000	$0	$315,778	$15,452,653
	FTP	$752,885	$0	$7,625,336	$5,000,034	$1,467,500	$0	$899,875	$15,745,630
	2019	$1,388,462	$0	$7,491,095	$2,269,511	$3,735,000	$0	$889,464	$15,723,532
Jesus Malave, Jr.(9) Former Senior Vice President and Chief Financial Officer	2021	$750,769	$0	$1,808,428	$600,021	$0	$0	$114,987	$3,274,205
	2020	$688,462	$0	$1,686,846	$525,007	$775,000	$0	$45,002	$3,720,317
	FTP	$324,519	$200,000	$1,610,121	$1,340,037	$367,000	$0	$140,008	$3,981,685
Todd W. Gautier(10) Former President, Aviation Systems	2021	$645,385	$0	$1,318,858	$437,536	$580,000	$0	$352,950	$3,334,729
	2020	$616,923	$0	$1,284,990	$400,015	$575,000	$490,349	$590,516	$3,957,793
	FTP	$311,538	$0	$660,027	$1,340,037	$283,000	$174,750	$2,753,809	$5,523,161
Sean J. Stackley(11) President, Integrated Mission Systems	2021	$645,385	$0	$1,318,858	$437,536	$700,000	$0	$101,650	$3,203,429

Edward J. Zoiss(12) President, Space and Airborne Systems	2021	$645,385	$0	$1,318,858	$437,536	$610,000	$0	$104,635	$3,116,414
	2020	$616,923	$0	$1,284,990	$400,015	$720,000	$0	$84,217	$3,106,145
	FTP	$311,538	$0	$1,460,171	$1,340,037	$388,000	$0	$116,455	$3,616,201

*
Mr. Brown ceased being Chief Executive Officer on June 29, 2021, but remained Executive Chair; and Mr. Kubasik succeeded him as Chief Executive Officer, becoming Vice Chair and Chief Executive Officer, and ceased being Chief Operating Officer. Mr. Malave left L3Harris on January 21, 2022. In connection with our segment reorganization and elimination of Aviation Systems as a business segment, effective January 1, 2022, Mr. Gautier ceased serving as President of Aviation Systems.

(1)
The “Salary” column reflects the base salary amount (not base salary level) for each of our named executive officers for the respective fiscal year or fiscal transition period. Amounts shown include any portion of base salary deferred and contributed by our named executive officers to our RSP or ERSP

64   L3HARRIS 2022 PROXY STATEMENT

COMPENSATION TABLES FISCAL 2021 SUMMARY COMPENSATION TABLE

(or analogous legacy L3 plans prior to fiscal 2020). See the Fiscal 2021 Nonqualified Deferred Compensation Table on page 74 and related notes for information regarding contributions by our named executive officers to our ERSP.
(2)
The amount shown for Mr. Malave for the fiscal transition period represents a one-time cash sign-on bonus paid under the terms of his employment letter agreement.

(3)
The “Stock Awards” column reflects the aggregate grant date fair value computed in accordance with ASC 718 for the respective fiscal year or fiscal transition period with respect to performance share units and restricted stock units granted to our named executive officers. Amounts reflect our accounting for these awards and do not necessarily correspond to the actual values that may be realized by our named executive officers. The grant date fair values of performance share units granted in fiscal 2021, fiscal 2020 and fiscal 2019 were determined as of the grant date using a multifactor Monte Carlo valuation model that simulates our stock price and TSR relative to other companies in the S&P 500, less a discount because dividends are not payable on performance share units during the performance period. The grant date fair values of the special, one-time integration-related performance share units granted in our fiscal transition period were determined as of the grant date using the closing market price of our common stock on the grant date. Although dividends also are not payable during the performance period of the special, one-time integration-related performance share units granted in our fiscal transition period, the grant date fair values of those performance share units do not reflect any discounts. The grant date fair values of restricted stock units were determined as of the grant date using the closing market price of our common stock on the grant date. Although dividends also are not payable on restricted stock units during the restriction period, the grant date fair values of restricted stock units do not reflect any discounts. Pursuant to SEC rules, we disregarded the estimates of forfeitures related to service-based vesting conditions.

As noted, the grant date fair values of performance share units granted in fiscal 2021, fiscal 2020 and fiscal 2019 reflect discounts (because dividends are not payable on performance share units during the performance period), which discounts were approximately: (a) $11.91 per share for fiscal 2021 performance share units granted in February 2021; (b) $9.56 per share for fiscal 2020 performance share units granted in February 2020; and (c) $8.54 per share for fiscal 2019 performance share units granted in August 2018. For all grants of performance share units, each performance share unit earned at the end of the applicable multi-year performance period and paid out receives accrued dividend equivalents in an amount equal to the cash dividends or other distributions, if any, which are paid with respect to an issued and outstanding share of our common stock during the performance period. Payment of such dividend equivalents is made in cash at the time of the actual payout of performance share units ultimately earned as determined after completion of the performance period. Dividends declared with respect to issued and outstanding shares of our common stock were $4.08, $3.90, $1.50 and $2.74 per share in fiscal 2021, fiscal 2020, our fiscal transition period and fiscal 2019, respectively. The dollar value of dividend equivalents paid on vested performance share units is included in the “All Other Compensation” column, when the value of such dividend equivalents paid was not factored into the grant date fair value of the underlying performance shares units.
The grant date fair values of performance share units were computed based on the probable outcome of the performance conditions as of the grant date of such awards, which was at target. The respective grant date fair values of the performance share units granted in fiscal 2021, fiscal 2020, our fiscal transition period or fiscal 2019, as applicable, assuming at such grant date the maximum payment (200% of target for performance share units granted in fiscal 2021, fiscal 2020 and fiscal 2019 and 400% of target for the special, one-time integration-related performance share units granted in our fiscal transition period), would have been as follows: Mr. Kubasik — $11,795,882, $11,338,964 and $10,000,776; Mr. Brown — $11,795,882, $11,338,964, $10,000,776 and $10,218,486; Mr. Malave — $2,573,754, $2,323,350 and $2,640,108; Mr. Gautier — $1,876,964, $1,769,964 and $2,640,108; Mr. Stackley — $1,876,964; and Mr. Zoiss — $1,876,964, $1,769,964 and $2,640,108. See the Grants of Plan-Based Awards in Fiscal 2021 Table on page 67 and related notes and the “Compensation Discussion and Analysis” section of this proxy statement for information with respect to equity awards granted in fiscal 2021 and the Outstanding Equity Awards at 2021 Fiscal Year End Table on page 69 and related notes for information with respect to equity awards granted prior to fiscal 2021.
(4)
The “Option Awards” column reflects the aggregate grant date fair value computed in accordance with ASC 718 for the respective fiscal year or fiscal transition period with respect to performance stock options and stock options granted to our named executive officers. Amounts reflect our accounting for these option grants and do not necessarily correspond to the actual values that may be realized by our named executive officers. The grant date fair values of these option grants were calculated as of the grant date using the Black-Scholes-Merton option-pricing model. The grant date fair values per share of our common stock underlying these option grants were as follows: (a) $42.16 for fiscal 2021 stock option grants in February 2021; (b) $34.49 for fiscal 2020 stock option grants in February 2020; (c) $38.61 for fiscal transition period performance stock option grants in August 2019; and (d) $30.05 for fiscal 2019 stock option grants in August 2018. The assumptions used for the valuations are set forth in the Notes to our audited consolidated financial statements in our Annual Reports on Form 10-K for fiscal 2021 (Note 15), fiscal 2020 (Note 16), 2019 (Note 15), respectively, and in our Transition Report on Form 10-KT for our fiscal transition period (Note 16). The grant date fair values of performance stock options, granted in our fiscal transition period, were computed based on the probable outcome of the performance conditions as of the grant date of the performance stock options, which was at target, and also represents the maximum number of shares underlying the performance stock option award. Pursuant to SEC rules, we disregarded the estimates of forfeitures related to service-based vesting conditions. See the Grants of Plan-Based Awards in Fiscal 2021 Table on page 67 and related notes and the “Compensation Discussion and Analysis” section of this proxy statement for information with respect to stock options granted in fiscal 2021 and the Outstanding Equity Awards at 2021 Fiscal Year End Table on page 69 and related notes for information with respect to stock options and performance stock options granted prior to fiscal 2021.

(5)
The “Non-Equity Incentive Plan Compensation” column reflects payouts to our named executive officers of cash amounts earned under our Annual Incentive Plan. Amounts shown include any portion of these payouts deferred and contributed by the recipient to our RSP or ERSP (or analogous legacy L3 plans prior to fiscal 2020). See the Fiscal 2021 Nonqualified Deferred Compensation Table on page 74 and related notes for information regarding contributions by our named executive officers to our ERSP. For additional information about our Annual Incentive Plan and these payouts, see the “Compensation Discussion and Analysis” section of this proxy statement and the Grants of Plan-Based Awards in Fiscal 2021 Table on page 67 and related notes.

(6)
As described in the “Pension Benefits” section beginning on page 72 and the “Compensation Discussion and Analysis” section of this proxy statement, Mr. Gautier participates in the Legacy L3 Link Pension Plan, a tax-qualified, Section 401(a) defined benefit pension plan, and the Legacy L3 SERP Pension Plan, a nonqualified, defined benefit pension plan intended to provide supplemental retirement income for participants. The amounts shown for Mr. Gautier represent the changes in the actuarial present value of his total accumulated pension benefit under each such plan during fiscal 2020 and the fiscal transition period, respectively. Effective January 1, 2020, Mr. Gautier (and other plan participants) became ineligible to receive continued salary credits under the Legacy L3 SERP Pension Plan. Due to changes in actuarial assumptions and discount rates, Mr. Gautier had a reduction in the present value of his benefit during fiscal 2021. Per SEC rules, we have shown zero in this column of the summary compensation table for fiscal 2021 rather than a negative amount.

(7)
The following table describes the components of the “All Other Compensation” column for fiscal 2021:

L3HARRIS 2022 PROXY STATEMENT   65

COMPENSATION TABLES FISCAL 2021 SUMMARY COMPENSATION TABLE
Fiscal 2021 All Other Compensation Table
Name	Life Insurance Premiums (a)	Company Contributions to RSP (b)	Company Credits to ERSP (nonqualified) (c)	Perquisites and Other Personal Benefits and Other Payments (d)	Total
Christopher E. Kubasik	$4,856	$14,885	$246,115	$143,923	$409,779
William M. Brown	$4,856	$6,923	$254,077	$153,929	$419,785
Jesus Malave, Jr.	$2,241	$16,000	$75,946	$20,800	$114,987
Todd W. Gautier	$1,927	$17,469	$312,754	$20,800	$352,950
Sean J. Stackley	$1,927	$14,800	$64,123	$20,800	$101,650
Edward J. Zoiss	$1,927	$6,215	$75,708	$20,785	$104,635

(a)
Reflects the dollar value of premiums paid by us for life insurance for our named executive officers under our broad-based group basic life insurance benefit.

(b)
Reflects our contributions credited to accounts of our named executive officers under our RSP, which is a tax-qualified, defined contribution plan.

(c)
Reflects our credits to accounts of our named executive officers under our ERSP, which is an unfunded, nonqualified defined contribution retirement plan, including in the case of Mr. Gautier, $257,000 to offset the impact of freezing continued credits under the Legacy L3 SERP Pension Plan. For additional information regarding these credits and our ERSP, see the “Nonqualified Deferred Compensation” section beginning on page 73 of this proxy statement, including the Fiscal 2021 Nonqualified Deferred Compensation Table and related notes.

(d)
The amount for each of Messrs. Kubasik, Malave , Gautier and Stackley included $20,800, and for Mr. Zoiss included $20,785, in each case for Company-paid financial planning and advice, and federal and state tax preparation services from a designated third-party provider, including imputed income for such services (but no gross-up for payment of taxes for such imputed income). The amount for Mr. Kubasik also included $110,088 for personal use of Company-owned aircraft, $10,000 for charitable gift matching payments under the Company foundation’s charitable gift matching program, $2,211 for a Company paid physical examination, $500 for relocation expenses and, in accordance with the Kubasik Letter Agreement, $324 for reimbursement for taxes on imputed income associated with payment or reimbursement of relocation, commuting and related temporary living expenses and allowances. The amount for Mr. Brown included $147,128 for personal use of Company-owned aircraft, $5,801 for a Company-paid physical examination and $1,000 for charitable gift matching payments under the Company foundation’s charitable gift matching program.

The incremental cost to us of personal use of Company-owned aircraft is calculated based on our average variable operating costs, which include fuel, maintenance, weather-monitoring, on-board catering, trip-related hangar/parking, landing/ramp fees and other miscellaneous variable costs. Our total annual variable operating costs are divided by the annual number of miles the Company-owned aircraft flew to derive an average variable cost per mile, which is then multiplied by the miles flown for personal use to derive the incremental cost. The methodology excludes fixed costs that do not change based on usage, such as pilots’ and other employees’ salaries, purchase costs of the aircraft and non-trip related hangar expenses. The taxable benefit associated with personal use of Company-owned aircraft is imputed at “Standard Industry Fare Level” rates to the applicable named executive officers, who do not receive any gross-up for payment of taxes for such imputed income. The amount related to the loss of tax deduction to us due to the personal use of Company-owned aircraft under the Internal Revenue Code is not included.
As noted above, we also offer a supplemental long-term disability benefit to employees with eligible compensation in excess of  $400,000 and offer our executives the option to participate in a group excess liability umbrella policy. No premiums are payable by us for these benefits and there is no incremental cost reflected for our named executive officers.
Certain Company-related events may include meetings and receptions with our customers, executive management or Board attended by the named executive officer and a spouse or guest. If the Company-owned aircraft is used and a spouse or guest travels with the named executive officer, no amounts are included because there is no incremental cost to us. We also have Company-purchased tickets to athletic or other events generally for business purposes. In limited instances, executives, including our named executive officers, may have personal use of Company-purchased event tickets. No amounts are included because there is no incremental cost to us of such personal use. For a discussion of perquisites and other personal benefits provided to our named executive officers, see the “Compensation Discussion and Analysis” section of this proxy statement.
(8)
Mr. Kubasik was employed with L3 at the time of the Merger and was not a named executive officer of L3Harris prior to our fiscal transition period.

(9)
Mr. Malave joined L3Harris on June 29, 2019 and was not a named executive officer of L3Harris prior to our fiscal transition period.

(10)
Mr. Gautier was employed with L3 at the time of the Merger and was not a named executive officer of L3Harris prior to our fiscal transition period.

(11)
Mr. Stackley was not a named executive officer of L3Harris prior to fiscal 2021.

(12)
Mr. Zoiss was not a named executive officer of L3Harris prior to our fiscal transition period.

Salary and Bonus as a Proportion of Fiscal 2021 Total Compensation
Using the amounts shown under the “Salary” and “Bonus” and “Total” columns in the Fiscal 2021 Summary Compensation Table, the salary and bonus of each of our named executive officers as a proportion of such named executive officer’s fiscal 2021 total compensation were as follows:
Name	Salary and Bonus as Proportion of Fiscal 2021 Total Compensation
Christopher E. Kubasik	9.6%
William M. Brown	9.5%
Jesus Malave, Jr.	22.9%
Todd W. Gautier	19.4%
Sean J. Stackley	20.1%
Edward J. Zoiss	20.7%
66   L3HARRIS 2022 PROXY STATEMENT

COMPENSATION TABLES GRANTS OF PLAN-BASED AWARDS IN FISCAL 2021 TABLE

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2021 TABLE
The following table provides information about cash (non-equity) and equity incentive compensation plan-based awards granted to our named executive officers in fiscal 2021, including: (1) the grant date and approval date of equity awards; (2) the range of cash payouts that were possible in respect of awards under our Annual Incentive Plan; (3) the range of performance share units that may be earned in respect of grants under performance share unit awards; (4) grants under restricted stock unit awards; (5) the number of shares underlying, and exercise price of, stock option grants; and (6) the grant date fair value of grants under performance share unit and restricted stock unit awards and stock options grants computed under ASC 718.
	Grant Date	Approval Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#) (4)	Exercise or Base Price of Option Awards ($/Share)(5)	Grant Date Fair Value of Stock and Option Awards ($)(6)
Name/Type of Award			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Christopher E. Kubasik
Annual Incentive Plan	—	—	$258,000	$2,580,000	$5,160,000	—	—	—	—	—	—	—
Performance share units	2/26/21	2/26/21				5,064	30,235	60,470	—	—	—	$5,537,843
Restricted stock units	2/26/21	2/26/21				—	—	—	15,118	—	—	$2,750,115
Stock options	2/26/21	2/26/21				—	—	—	—	65,228	$181.91	$2,750,012
William M. Brown
Annual Incentive Plan	—	—	$258,000	$2,580,000	$5,160,000	—	—	—	—	—	—	—
Performance share units	2/26/21	2/26/21				5,064	30,235	60,470	—	—	—	$5,537,843
Restricted stock units	2/26/21	2/26/21				—	—	—	15,118	—	—	$2,750,115
Stock options	2/26/21	2/26/21				—	—	—	—	65,228	$181.91	$2,750,012
Jesus Malave, Jr.
Annual Incentive Plan	—	—	$76,000	$760,000	$1,520,000	—	—	—	—	—	—	—
Performance share units	2/26/21	2/25/21				1,105	6,597	13,194	—	—	—	$1,208,307
Restricted stock units	2/26/21	2/25/21				—	—	—	3,299	—	—	$600,121
Stock options	2/26/21	2/25/21				—	—	—	—	14,232	$181.91	$600,021
Todd W. Gautier
Annual Incentive Plan	—	—	$32,500	$650,000	$1,300,000	—	—	—	—	—	—	—
Performance share units	2/26/21	2/25/21				806	4,811	9,622	—	—	—	$881,183
Restricted stock units	2/26/21	2/25/21				—	—	—	2,406	—	—	$437,675
Stock options	2/26/21	2/25/21				—	—	—	—	10,378	$181.91	$437,536
Sean J. Stackley
Annual Incentive Plan	—	—	$32,500	$650,000	$1,300,000	—	—	—	—	—	—	—
Performance share units	2/26/21	2/25/21				806	4,811	9,622	—	—	—	$881,183
Restricted stock units	2/26/21	2/25/21				—	—	—	2,406	—	—	$437,675
Stock options	2/26/21	2/25/21				—	—	—	—	10,378	$181.91	$437,536
Edward J. Zoiss
Annual Incentive Plan	—	—	$32,500	$650,000	$1,300,000	—	—	—	—	—	—	—
Performance share units	2/26/21	2/25/21				806	4,811	9,622	—	—	—	$881,183
Restricted stock units	2/26/21	2/25/21				—	—	—	2,406	—	—	$437,675
Stock options	2/26/21	2/25/21				—	—	—	—	10,378	$181.91	$437,536

(1)
The “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” column shows the range of cash payouts that were possible in respect of awards under our Annual Incentive Plan (no payout is made for performance below threshold) in respect of our fiscal 2021 performance. Amounts actually earned under our Annual Incentive Plan for fiscal 2021 were determined and approved by our independent directors, in the case of Messrs. Kubasik and Brown and our Compensation Committee, in the case of our other named executive officers, in February 2022 and paid soon thereafter and are reported under the “Non-Equity Incentive Plan Compensation” column in the Fiscal 2021 Summary Compensation Table on page 64. For additional information related to our Annual Incentive Plan and these payouts, including financial performance measures and associated weighting and targets, see the “Compensation Discussion and Analysis” section of this proxy statement.

L3HARRIS 2022 PROXY STATEMENT   67

COMPENSATION TABLES GRANTS OF PLAN-BASED AWARDS IN FISCAL 2021 TABLE
(2)
The “Estimated Future Payouts Under Equity Incentive Plan Awards” column shows the range of shares that were possible to earn at the time of grant in respect of the grants of performance share units under our Equity Incentive Plan in fiscal 2021 for the three-year performance period of fiscal 2021-2023. For these grants of performance share units, the number of shares that were possible to earn at the time of grant ranged from 0% to a maximum of 200% of the target number of performance share units based on the extent of weighted achievement of targets for the 3-year cumulative EPS and 3-year enduring target ROIC for the performance period, subject to possible adjustment based on our TSR relative to other companies in the S&P 500.

For additional information related to the performance measures and associated weighting, see the “Compensation Discussion and Analysis” section of this proxy statement. For these grants, cash dividend equivalents are not payable during the performance period on performance share units, and instead, each performance share unit earned and paid out receives accrued dividend equivalents in an amount per share equal to the cash dividends or other distributions, if any, paid with respect to an issued and outstanding share of our common stock during the performance period, with payment of such dividend equivalents to be made in cash at the time of the actual payout of performance share units ultimately earned as determined after completion of the performance period. For these grants, an executive officer must remain employed with us through the last day of the performance period to earn an award; however, a pro-rata portion of the award will be earned if employment terminates (a) subject to a minimum holding period ending on the last day of the first fiscal year of the three-year performance period, as a result of qualifying retirement (after age 60 with 5 or more years of full-time service and meeting certain advance notice and other criteria) or involuntary termination other than for cause, or (b) as a result of death or disability (in which cases, the pro-rata portion is based on target and the period worked during the performance period and paid out promptly). See the “Potential Payments Upon Termination or a Change in Control” section of this proxy statement beginning on page 75 for the treatment of these performance share units upon a termination of employment or change in control. For additional information related to the terms and conditions of these performance share units, see the Outstanding Equity Awards at 2021 Fiscal Year End Table on 69 and related notes.
(3)
The “All Other Stock Awards: Number of Shares of Stock or Units” column shows restricted stock units granted under our Equity Incentive Plan in fiscal 2021. For these grants, cash dividend equivalents are not payable during the restriction period on restricted stock units, and instead, each restricted stock unit paid out receives accrued dividend equivalents in an amount per share equal to the cash dividends or other distributions, if any, paid with respect to an issued and outstanding share of our common stock during the restriction period, with payment of such dividend equivalents to be made in cash at the time of the actual payout of restricted stock units after completion of the restriction period. See the “Potential Payments Upon Termination or a Change in Control” section of this proxy statement beginning on page 75 for the treatment of these restricted stock units upon a termination of employment or change in control. For additional information related to the terms and conditions of these restricted stock units, see the Outstanding Equity Awards at 2021 Fiscal Year End Table on page 69 and related notes.

(4)
The “All Other Option Awards: Number of Securities Underlying Options” column shows the number of shares of our common stock underlying stock options granted under our Equity Incentive Plan in fiscal 2021, which expire no later than 10 years from the grant date. These options vest in equal installments of one-third each on the first, second and third anniversary of the grant date, subject to the recipient’s continued employment through the applicable vesting date. See the “Potential Payments Upon Termination or a Change in Control” section of this proxy statement beginning on page 75 for the treatment of these stock options upon a termination of employment or change in control. For additional information related to the terms and conditions of these stock options, see the Outstanding Equity Awards at 2021 Fiscal Year End Table on page 69 and related notes.

(5)
The “Exercise or Base Price of Option Awards” column shows the exercise price per share for the stock options at the time of grant, which was the closing market price per share of our common stock on the grant date.

(6)
The “Grant Date Fair Value of Stock and Option Awards” column shows the aggregate grant date fair value computed in accordance with ASC 718 of performance share units (at target), restricted stock units and stock options granted in fiscal 2021. In accordance with SEC rules, the amounts in this column reflect the grant date fair value without reduction for estimates of forfeitures related to service-based vesting conditions.

The grant date fair values of these performance share units were computed based on the probable outcome of the performance conditions as of the grant date of such awards (which was at target) and were determined as of the grant date using a multifactor Monte Carlo valuation model that simulates our stock price and TSR relative to other companies in the S&P 500 (which yielded a valuation of approximately $195.07 per share), less a discount (approximately $11.91 per share) because dividends are not paid on performance share units during the performance period, for a grant date fair value of  $183.16 per share.
The grant date fair values of these restricted stock units were determined as of the grant date using the $181.91 closing market price of our common stock on the grant date.
The grant date fair values of these stock options were calculated at the grant date using the Black-Scholes-Merton option-pricing model. The grant date fair value per share of our common stock underlying these stock options was $42.16.
The assumptions used for the valuations are set forth in Note 15 to our audited consolidated financial statements in our Annual Report on Form 10-K for our fiscal year ended December 31, 2021. These amounts reflect our accounting for these grants and do not necessarily correspond to the actual values that may be realized by our named executive officers.
68   L3HARRIS 2022 PROXY STATEMENT

COMPENSATION TABLES OUTSTANDING EQUITY AWARDS AT 2021 FISCAL YEAR END TABLE

OUTSTANDING EQUITY AWARDS AT 2021 FISCAL YEAR END TABLE
The following table provides information regarding outstanding unexercised stock options and unvested stock awards held by each of our named executive officers as of December 31, 2021. Each grant of outstanding unexercised stock options or unvested stock awards is shown separately for each named executive officer. The vesting schedule for each grant of outstanding unexercised stock options is shown in the footnotes following this table.
	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)(3)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards:
Name/Option Grant Date(1)								Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(6)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(7)
Christopher E. Kubasik
10/30/2015	66,258	0	—	$97.24	10/30/2025	15,118	$3,223,762	25,920	$5,527,181
2/16/2016	76,190	0	—	$89.39	2/16/2026	12,960	$2,763,590	60,470	$12,894,623
2/21/2017	56,624	0	—	$129.85	2/21/2027	48,820	$10,410,377	86,390	$18,421,804
12/20/2017	112,138	0	—	$149.31	12/20/2027	76,898	$16,397,730
2/20/2018	97,171	0	—	$162.30	2/20/2028
8/1/2019	0	129,501	—	$204.85	8/1/2029
2/28/2020	24,765	49,532	—	$197.73	2/28/2030
2/26/2021	0	65,228	—	$181.91	2/26/2031
	433,146	244,261
William M. Brown
8/27/2016	303,820	0	—	$90.84	8/27/2026	15,118	$3,223,762	25,920	$5,527,181
8/25/2017	118,429	0	—	$119.66	8/25/2027	12,960	$2,763,590	60,470	$12,894,623
8/25/2018	75,524	0	—	$163.23	8/25/2028	48,820	$10,410,377	86,390	$18,421,804
8/1/2019	0	129,501	—	$204.85	8/1/2029	25,019	$5,335,052
2/28/2020	24,765	49,532	—	$197.73	2/28/2030	101,917	$21,732,781
2/26/2021	0	65,228	—	$181.91	2/26/2031
	522,538	244,261
Jesus Malave, Jr.(8)
8/1/2019	0	34,707	—	$204.85	8/1/2029	3,299	$703,479	5,311	$1,132,518
2/28/2020	5,074	10,148	—	$197.73	2/28/2030	2,656	$566,365	13,194	$2,813,489
2/26/2021	0	14,232	—	$181.91	2,26/2031	12,888	$2,748,237	18,505	$3,946,006
	5,074	59,087				1,546	$329,669
						20,389	$4,347,750
Todd W. Gautier
2/20/2018	13,158	0	—	$162.30	2/20/2028	2,406	$513,055	4,046	$862,769
8/1/2019	0	34,707	—	$204.85	8/1/2029	2,023	$431,385	9,622	$2,051,795
2/28/2020	3,866	7,732	—	$197.73	2/28/2030	12,888	$2,748,237	13,668	$2,914,564
2/26/2021	0	10,378	—	$181.91	2/26/2031	8,181	$1,744,516
	17,024	52,817				25,498	$5,437,194
Sean J. Stackley
2/20/2018	2,210	0	—	$162.30	2/28/2028	2,406	$513,055	4,046	$862,769
8/1/2019	0	34,707	—	$204.85	8/1/2029	2,023	$431,385	9,622	$2,051,795
2/28/2020	3,866	7,732	—	$197.73	2/28/2030	12,888	$2,748,237	13,668	$2,914,564
2/26/2021	0	10,378	—	$181.91	2/26/2031	6,293	$1,341,919
	6,076	52,817				23,610	$5,034,596
L3HARRIS 2022 PROXY STATEMENT   69

COMPENSATION TABLES OUTSTANDING EQUITY AWARDS AT 2021 FISCAL YEAR END TABLE
	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)(3)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards:
Name/Option Grant Date(1)								Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(6)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(7)
Edward J. Zoiss
8/26/2016	27,800	0	—	$90.84	8/26/2026	2,406	$513,055	4,046	$862,769
8/25/2017	12,277	0	—	$119.66	8/25/2027	2,023	$431,385	9,622	$2,051,795
8/24/2018	9,012	0	—	$163.23	8/24/2028	12,888	$2,748,237	13,668	$2,914,564
8/1/2019	0	34,707	—	$204.85	8/1/2029	3,906	$832,915
2/28/2020	3,866	7,732	—	$197.73	2/28/2030	21,223	$4,525,593
2/26/2021	0	10,378	—	$181.91	2/26/2031
	52,955	52,817

(1)
All options granted are nonqualified stock options. The exercise price for all stock options, other than stock options granted to Messrs. Kubasik, Gautier and Stackley prior to August 1, 2019, is the closing market price of a share of our common stock on the grant date, except that the grants made to Mr. Brown by Harris’ independent directors on August 27, 2016 and August 25, 2018 were annual grants made on a Saturday using the closing market price on the prior business day in accordance with the terms of our Equity Incentive Plan. The stock options granted to Messrs. Kubasik, Gautier and Stackley prior to August 1, 2019 are stock options originally granted by L3 to purchase shares of L3 common stock at an exercise price equal to the closing market price of a share of L3’s common stock on the grant date, each of which was converted on June 29, 2019 upon completion of the Merger pursuant to the Merger Agreement into an option to purchase a number of shares of our common stock equal to the original number of shares of L3 common stock subject to the L3 stock option multiplied by 1.30 (the exchange ratio in the Merger), at an exercise price equal to the original exercise price of the L3 stock option divided by 1.30. The exercise price for all stock options may be paid in cash and/or shares of our common stock, or an option holder may use “broker assisted cashless exercise” procedures. All then-outstanding unvested options immediately vested on June 29, 2019 as a result of the Merger, which constituted a change in control pursuant to their terms and conditions. See the “Potential Payments Upon Termination or a Change in Control” section of this proxy statement beginning on page 75 for the treatment of these options upon a termination of employment or change in control.

(2)
The following table details the regular vesting schedule for all unvested stock options as of December 31, 2021 for each named executive officer. In general, options expire 10 years from the grant date. (As noted in note (1) above, all then-outstanding unvested options immediately vested on June 29, 2019 as a result of the Merger, which constituted a change in control pursuant to their terms and conditions.)

Name	Grant Date	Option Vesting Date	Number of Shares Underlying Options
Christopher E. Kubasik	8/1/2019	6/29/2022	129,501
	2/28/2020	2/28/2022	24,766
		2/28/2023	24,765
	2/26/2021	2/26/2022	21,743
		2/26/2023	21,743
		2/26/2024	21,742
William M. Brown*	8/1/2019	6/29/2022	129,501
	2/28/2020	2/28/2022	24,766
		2/28/2023	24,765
	2/26/2021	2/26/2022	21,743
		2/26/2023	21,743
		2/26/2024	21,742
Jesus Malave, Jr.**	8/1/2019	6/29/2022	34,707
	2/28/2020	2/28/2022	5,074
		2/28/2023	5,074
	2/26/2021	2/26/2022	4,744
		2/26/2023	4,744
		2/26/2024	4,744
Todd W. Gautier	8/1/2019	6/29/2022	34,707
	2/28/2020	2/28/2022	3,866
		2/28/2023	3,866
	2/26/2021	2/26/2022	3,460
		2/26/2023	3,459
		2/26/2024	3,459
70   L3HARRIS 2022 PROXY STATEMENT

COMPENSATION TABLES OUTSTANDING EQUITY AWARDS AT 2021 FISCAL YEAR END TABLE

Name	Grant Date	Option Vesting Date	Number of Shares Underlying Options
Sean J. Stackley	8/1/2019	6/29/2022	34,707
	2/28/2020	2/28/2022	3,866
		2/28/2023	3,866
	2/26/2021	2/26/2022	3,460
		2/26/2023	3,459
		2/26/2024	3,459
Edward J. Zoiss	8/1/2019	6/29/2022	34,707
	2/28/2020	2/28/2022	3,866
		2/28/2023	3,866
	2/26/2021	2/26/2022	3,460
		2/26/2023	3,459
		2/26/2024	3,459

*
Provided that for Mr. Brown, pursuant to the Brown Letter Agreement, outstanding stock options will become fully vested and exercisable upon his retirement at the end of the Subsequent Period (June 29, 2022) and will remain exercisable for their full remaining term.

**
All of Mr. Malave’s outstanding vested and unvested options were cancelled, terminated and forfeited on January 21, 2022 pursuant to the Malave Separation Agreement.

(3)
The options with a grant date of August 1, 2019 are performance stock options shown at target, which were granted as part of the special, one-time integration-related awards in our fiscal transition period and for which the number of options that were possible to earn and vest at the time of grant were either 0% or 100% of the target number of performance stock options (and have now been earned at 100% of target) based on the performance vesting condition of L3Harris’ achievement by December 31, 2021 of a threshold level for full-year run rate gross synergies from the Merger. For additional information related to the performance measure and associated target, see the “Compensation Discussion and Analysis” section of this proxy statement. For these performance stock options, an executive officer must remain employed with us through June 29, 2022 for these options to be earned and to vest. See the “Potential Payments Upon Termination or a Change in Control” section of this proxy statement beginning on page 75 for the treatment of these performance stock options upon a termination of employment or change in control.

(4)
The first row for each named executive officer is restricted stock units granted on February 26, 2021 that vest on February 26, 2024. The second row for each named executive officer is restricted stock units granted on February 28, 2020 that vest on February 28, 2023. The third row for each named executive officer is performance share units granted as part of the special, one-time integration-related awards in our fiscal transition period, which have been earned at 400% of target based on an award payout formula that measured, as of December 31, 2021, L3Harris’ achievement relative to a target level of  $500 million for full-year run rate gross synergies from the Merger (with a minimum threshold set at 80% of target performance), with a 50% to 200% modifier (i.e., downward or upward) for L3Harris’ achievement, as of December 31, 2021, relative to a target for cumulative earnings per share, and an executive officer must remain employed with us through June 29, 2022 to earn the award. The fourth row for each of the following named executive officers is as follows: (a) in the case of Messrs. Brown and Zoiss, restricted stock units granted on August 1, 2019 that are scheduled to vest on August 1, 2022 if they are employed by us on such date; (b) in the case of Mr. Malave, restricted stock units granted on August 1, 2019 in connection with his hiring as our Senior Vice President and Chief Financial Officer to offset forgone equity compensation from his prior employer, of which one-third (1,546) vested on August 1, 2020, one-third (1,546) vested August 1, 2021 and the remaining one-third (1,546) scheduled to vest on August 1, 2022 will not vest because he is no longer employed by us; and (c) in the case of Messrs. Gautier and Stackley, 8,181 restricted stock units and 6,293 restricted stock units, respectively, converted from L3 restricted stock units that vested on February 11, 2022. In the case of Messrs. Gautier and Stackley, the conversions of their shares of restricted stock units from L3 occurred as of June 29, 2019 upon completion of the Merger pursuant to the Merger Agreement based on the 1.30:1 exchange ratio in the Merger. Notwithstanding the forgoing, for Mr. Brown, pursuant to the Brown Letter Agreement, outstanding restricted stock units will become fully vested, issuable and payable (as applicable) upon his retirement at the end of the Subsequent Period (June 29, 2022).

For these restricted stock unit awards, cash dividend equivalents are not payable during the restriction period, and instead, each restricted stock unit paid out receives accrued dividend equivalents in an amount per share equal to the cash dividends or other distributions, if any, paid with respect to an issued and outstanding share of our common stock during the restriction period, with payment of such dividend equivalents to be made in cash at the time of the actual payout of restricted stock units after completion of the restriction period. For these performance share unit awards, cash dividend equivalents are not payable during the performance period, and instead, each performance share unit earned and paid out receives accrued dividend equivalents in an amount per share equal to the cash dividends or other distributions, if any, paid with respect to an issued and outstanding share of our common stock during the performance period, with payment of such dividend equivalents to be made in cash at the time of the actual payout of performance share units ultimately earned as determined after completion of the performance period. See the “Potential Payments Upon Termination or a Change in Control” section of this proxy statement beginning on page 75 for the treatment of these restricted stock unit awards upon a termination of employment or change in control.
(5)
The market value shown was determined by multiplying the number of restricted stock units that had not vested by the $213.24 closing market price per share of our common stock on December 31, 2021, the last trading day of our fiscal year ended December 31, 2021.

(6)
These are performance share units granted (a) in fiscal 2020 for the three-year performance period of fiscal 2020-2022, in the case of the amount in the first row for each named executive officer; and (b) in fiscal 2021 for the three-year performance period of fiscal 2021-2023, in the case of the amount in the second row for each named executive officer. The numbers of performance share units and related values as of December 31, 2021 represent (x) payouts at target for fiscal 2020-2022 performance period awards; and (y) payouts at maximum for fiscal 2021-2023 performance period awards, rather than payouts at target, in accordance with SEC rules requiring reporting of these amounts in this manner because our performance exceeded target during the last completed fiscal year or years over which performance is measured. For fiscal 2020-2022 and fiscal 2021-2023 performance period awards, actual performance will cause the number of shares that are earned to range from 0% to a maximum of 200% of the target number of performance share units based on the extent of weighted achievement of targets for 3-year cumulative EPS and 3-year enduring target ROIC for the performance period, subject to possible adjustment based on our TSR relative to other companies in the S&P 500. For Mr. Brown, pursuant to the Brown Letter Agreement, upon his retirement at the end of the Subsequent Period (June 29, 2022), performance share units will remain outstanding and eligible to vest for the remainder of the applicable performance period subject to the attainment of the applicable performance goals. Cash dividend equivalents are not payable during the performance period on performance share units, and instead, each performance share unit earned and paid out receives accrued dividend equivalents in an amount per share equal to the cash dividends or other distributions, if any, paid with respect to an issued and outstanding share of our common stock during the performance period, with payment of such dividend equivalents to be made in cash at the time of the actual payout of performance share units ultimately earned as determined after completion of the performance period. See the “Potential Payments Upon Termination

L3HARRIS 2022 PROXY STATEMENT   71

COMPENSATION TABLES OPTION EXERCISES AND STOCK VESTED IN FISCAL 2021 TABLE
or a Change in Control” section of this proxy statement beginning on page 75 for the treatment of these performance share units upon a termination of employment or change in control. For more information regarding performance share units, see the Grants of Plan-Based Awards in Fiscal 2021 Table on page 67 and related notes and the “Compensation Discussion and Analysis” section of this proxy statement.
(7)
The market value shown was determined by multiplying the number of unearned and unvested performance share units (at target for the fiscal 2020-2022 cycle awards and at maximum for the fiscal 2021-2023 cycle awards) by the $213.24 closing market price per share of our common stock on

December 31, 2021, the last trading day of our fiscal year ended December 31, 2021.
(8)
Mr. Malave left L3Harris on January 21, 2022, and pursuant to the Malave Separation Agreement, all of his outstanding vested options and unvested equity grants were immediately cancelled, terminated and forfeited.
OPTION EXERCISES AND STOCK VESTED IN FISCAL 2021 TABLE
The following table provides information for each of our named executive officers regarding (1) stock option exercises during fiscal 2021, including the number of shares acquired and value realized on exercise, and (2) vesting of stock awards during or in respect of fiscal 2021, including the number of shares acquired and value realized on vesting.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(2)
Christopher E. Kubasik	—	—	31,792	$6,771,696
William M. Brown	706,190	$110,239,214	—	—
Jesus Malave, Jr.	—	—	1,546	$350,540
Todd W. Gautier	15,571	$1,569,090	—	—
Sean J. Stackley	—	—	—	—
Edward J. Zoiss	—	—	—	—

(1)
Value realized on exercise of stock options was determined by multiplying the number of options exercised by the difference between the weighted-average selling price of the shares of our common stock sold on the date of exercise and the exercise price, irrespective of any taxes owed upon exercise.

(2)
In the case of Mr. Kubasik, consists of L3 restricted stock awards acquired on December 14, 2018 (and subsequently converted at the 1.30 to 1 exchange ratio in the Merger) with value realized on vesting determined by multiplying the number of shares acquired on vesting by the $213.00 closing market price of our common stock on December 14, 2021.

In the case of Mr. Malave, consists of shares acquired on ratable vesting on August 1, 2020 of an award of 4,638 restricted stock units granted on August 1, 2019, with value realized on vesting determined by multiplying the number of shares acquired on vesting by the $226.74. closing market price of our common stock on July 30, 2021.
Upon the vesting and release of restricted stock unit awards, shares are surrendered to satisfy income tax withholding requirements. Amounts shown for number of shares acquired and value realized on vesting, however, have not been reduced to reflect shares surrendered to cover such tax withholding obligations.
PENSION BENEFITS
Mr. Gautier, age 58, participates in the following legacy L3 pension plans that we continue to maintain following the Merger: the Legacy L3 Link Pension Plan, a tax-qualified, Section 401(a) defined benefit pension plan; and the Legacy L3 SERP Pension Plan, a nonqualified, defined benefit pension plan intended to provide supplemental retirement income for participants by providing benefits equal to those benefits that cannot be provided under certain tax-qualified pension plans because of limitations under the Internal Revenue Code. The Legacy L3 Link Pension Plan was merged into the L3Harris Salaried Pension Plan effective December 31, 2020.
Effective January 1, 2019, Mr. Gautier (and other participants) became ineligible to receive continued service credits (although salary credits continued) under the Legacy L3 SERP Pension Plan. Effective January 1, 2020, Mr. Gautier (and other participants) became ineligible to receive continued salary credits under the Legacy L3 SERP Pension Plan. Mr. Gautier’s benefit under the Legacy L3 SERP Pension Plan will be paid the later of his elected distribution date or six months following his termination of employment.
Pension Benefits in Fiscal 2021 Table
Name	Plan Name(1)	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(2)	Payments During Fiscal 2021 ($)
Todd W. Gautier	Legacy L3 Link Pension Plan	17.17	$787,042	—
	Legacy L3 SERP Pension Plan	17.17	$407,055	—

(1)
The “Legacy L3 Link Pension Plan” refers to the L3Harris Link Simulation and Training Pension Plan, as amended, and the “Legacy L3 SERP Pension Plan” refers to the L3Harris Technologies, Inc. Supplemental Executive Retirement Plan.

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COMPENSATION TABLES NONQUALIFIED DEFERRED COMPENSATION

(2)
The accumulated benefit is based on service and earnings considered by the plans for the period through December 31, 2021 and represents the actuarial present value, under the Financial Accounting Standards Board’s Accounting Standards Codification Topic 715, Compensation — Retirement Benefits, of pension benefits earned to date and payable at the earliest date for an unreduced benefit for the named executive officer as defined under each plan, based on actuarial factors and assumptions, regardless of whether the named executive officer has vested in this benefit. The actuarial factors and assumptions used were: measurement date of December 31, 2021; discount rate of 2.71% for each of the Legacy L3 Link Pension Plan and the Legacy L3 SERP Pension Plan; mortality based on the Pri-2012 Amount Weighted mortality table with Buck Modified MP-2021 Projection Scale; and present value based on the single life annuity payable beginning at the earliest time at which the participant may retire under the plan without any benefit reduction due to age. Amounts shown are estimates only, and actual benefits will be determined at termination of employment.
NONQUALIFIED DEFERRED COMPENSATION
Retirement Savings Plan
Our RSP is a tax-qualified, 401(k) defined contribution retirement plan available to most of our U.S.-based employees, including our named executive officers. Under our RSP, subject to applicable limits under the Internal Revenue Code, participants generally may contribute up to 70% of eligible compensation, the most significant components of which are base salary and annual incentive payments. In general, following one year of service, we match up to the first 6% of eligible compensation that is contributed by a participant. The Internal Revenue Code limits certain contributions to a participant’s RSP account and also limits the amount of compensation that may be considered when determining benefits under our RSP.
Participants in our RSP are immediately vested in contributions they make and are fully vested in the remainder of their account (including contributions we make) on or after the attainment of age 55 or due to their disability or death. In general, participants also become fully vested in the remainder of their account after three years of employment with us (contributions we make generally are subject to three-year graduated vesting).
Supplemental Executive Retirement Plans
To the extent contributions by participants to our RSP are limited by the Internal Revenue Code, certain of our salaried employees, including our named executive officers, are eligible to participate in our ERSP. The ERSP is an unfunded, nonqualified defined contribution retirement plan intended to make up the difference between the amount actually credited to a participant’s account under our RSP and the amount that, in the absence of certain Internal Revenue Code limits, would have been credited to the participant’s account.
In addition, our Compensation Committee may, at its discretion, provide for the deferral of other compensation to executive officers under our ERSP, including equity awards.
During our fiscal transition period, we also maintained the SSP-II, an analogous legacy L3 unfunded, non-qualified defined contribution plan available to certain salaried employees who were employees of L3 at the time of the Merger. The SSP-II was merged into our ERSP effective December 31, 2019, and the participants in the SSP-II became eligible to participate in our ERSP effective January 1, 2020, after which no new deferrals to the SSP-II were allowed.
The value of our contributions credited to our named executive officers’ accounts under our RSP and ERSP (or analogous legacy L3 plans prior to fiscal 2020) is shown in the Fiscal 2021 Summary Compensation Table on page 64 under the “All Other Compensation” column and related notes.
In addition, Mr. Gautier also participates in the Legacy L3 SERP Pension Plan, a nonqualified, defined benefit pension plan intended to provide supplemental retirement income for participants that we continue to maintain following the Merger. Effective January 1, 2020, Mr. Gautier (and other participants) became ineligible to receive continued salary credits under the Legacy L3 SERP Pension Plan. In order to offset the impact of freezing credits under the Legacy L3 SERP Pension Plan, our Compensation Committee in fiscal 2020 authorized and approved a compensatory arrangement for Mr. Gautier under which, for each calendar year commencing with 2020 and ending with the calendar year during which Mr. Gautier attains age 65 (each, an “Accrual Year”), provided that Mr. Gautier remains actively employed by us through December 31 of the applicable Accrual Year, Mr. Gautier will receive a credit of  $257,000 to his account under the ERSP, which credit will be fully vested and nonforfeitable. The credits and any related earnings under the ERSP will be distributed to Mr. Gautier in cash in a single sum on the first business day coincident with or next following the 6-month anniversary of the date he separates from service with us; provided, however, that in the event of a Change of Control (as defined in the ERSP) that qualifies as a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5), the distribution will be made in a single sum within 60 days following the occurrence of the Change of Control.
Deferred compensation under our ERSP generally will be paid or commence being paid to a participant in January of the calendar year following the year in which such participant reaches age 55 or the year in which such participant’s employment terminates, whichever is later. Participants select the form in which payment will be made, typically a lump sum or annual payments over a period of 3, 5, 7, 10 or 15 years. Deferred amounts generally may not be withdrawn prior to their payment date, except to meet an “unforeseeable financial emergency,” as defined under U.S. Federal tax law, or in the event of a change in control of the Company that satisfies certain requirements of U.S. Federal tax law. Payments to “specified employees,” as defined under U.S.
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COMPENSATION TABLES Nonqualified Deferred Compensation
Federal tax law, are delayed at least six months after termination of employment (this six-month delay generally does not apply to amounts deferred prior to 2005). For SSP-II balances, participants select the form in which payment will be made, typically a lump sum or annual payments over a period of 5, 10, 15 or 20 years. Distributions are generally made in the month of January or the month of July (whichever is earlier) next following six months after termination.
The vesting provisions of our ERSP are generally the same as the vesting provisions of our RSP. Participants in our ERSP are immediately vested in contributions they make and are fully vested in the remainder of their account upon termination of employment on or after the attainment of age 55 or due to their disability or death. Participants also generally become fully vested in the remainder of their account after three years of employment with us (contributions we make generally are subject to three-year graduated vesting).
Earnings on amounts credited to a participant’s account in our ERSP or the SSP-II are based on participant selections among investment choices, which substantially mirror the investment choices available under our RSP. Participants may elect that a portion of their account be deemed invested in the Company stock fund, and such amounts are credited with dividend equivalents equal to the dividends paid on our common stock, which are then deemed reinvested in the Company stock fund. No above-market or preferential earnings are paid or guaranteed on investment choices.
Amounts credited to a participant’s account in our ERSP or the SSP-II may be partially or fully funded by a grantor trust, also known as a “rabbi trust,” and are required to be fully funded upon a change in control of the Company. The assets in such trust are subject to the claims of our creditors, and participants are treated as our unsecured general creditors.
Fiscal 2021 Nonqualified Deferred Compensation Table
The following table summarizes for our named executive officers the amounts credited under our ERSP, as well as earnings or losses and account balances under our ERSP or the SSP-II. For additional information related to our ERSP or the SSP-II, see the “Nonqualified Deferred Compensation” section of this proxy statement beginning on page 73.
Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(4)
Christopher E. Kubasik	$271,500	$248,515	$104,487	$0	$1,124,041
William M. Brown	$850,500	$254,077	$395,326	$0	$3,380,866
Jesus Malave, Jr.	$102,112	$75,946	$18,547	$0	$266,168
Todd W. Gautier	$65,846	$312,754	$26,125	$0	$795,119
Sean J. Stackley	$111,923	$64,123	$20,250	$0	$361,943
Edward J. Zoiss	$253,346	$75,708	$251,845	$0	$1,770,356

(1)
Represents contributions to our ERSP of base salary, annual cash incentives or other eligible compensation that have been deferred and credited during fiscal 2021. The portion representing deferral of base salary is included in the Fiscal 2021 Summary Compensation Table on page 64 in the “Salary” column for fiscal 2021. The portion representing deferral of annual cash incentives relates to deferred Annual Incentive Plan payments in fiscal 2021 in respect of fiscal 2020 performance, the amount of which is included in the Fiscal 2021 Summary Compensation Table on page 64 in the “Non-Equity Incentive Plan Compensation” column for fiscal 2020. Any contributions by our named executive officers to our ERSP of deferred Annual Incentive Plan payments in respect of our fiscal 2021 performance will be contributions in our fiscal 2022 ending December 30, 2022.

(2)
Represents contributions by us to our ERSP credited during fiscal 2021, which are included in the 2021 Fiscal Summary Compensation Table on page 64 in the “All Other Compensation” column, except for $2,400 in the case of Mr. Kubasik, which was earned in respect of fiscal 2020 but not credited to his respective accounts until fiscal 2021 (this amount was recorded as compensation in fiscal 2020).

(3)
None of the earnings in this column are included in the Fiscal 2021 Summary Compensation Table on page 64 because no preferential or above-market amounts are paid on balances in our ERSP or the SSP-II.

(4)
Includes amounts reported as compensation in the Fiscal 2021 Summary Compensation Table for our fiscal 2020, fiscal transition period and fiscal 2019 as follows: Mr. Kubasik — $268,346; Mr. Brown — $2,010,780; Mr. Malave — $21,000; Mr. Gautier — $349,473; and Mr. Zoiss — $353,747.

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COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR A CHANGE IN CONTROL

POTENTIAL PAYMENTS UPON TERMINATION OR
A CHANGE IN CONTROL
This section sets forth information regarding compensation and benefits that each of our named executive officers would receive in the event of termination of employment of such named executive officer under several different circumstances, including: (1) termination by us for cause; (2) a voluntary termination (resignation) by such named executive officer; (3) termination by such named executive officer for good reason (constructive involuntary termination); (4) involuntary termination by us without cause; (5) death; (6) disability; (7) retirement; or (8) termination by us without cause or by such named executive officer for good reason following a future change in control of the Company, as well as in the event of a future change in control of the Company without termination of employment of such named executive officer.
Potential Termination Payments Under Brown Employment Agreements
In October 2011, our Board approved, and Harris and Mr. Brown entered into, the Brown Original Agreement providing for Mr. Brown’s employment as our Chief Executive Officer and President. In connection with entering into the Merger Agreement, we and Mr. Brown, on October 12, 2018, entered into the Brown Letter Agreement addressing Mr. Brown’s employment following completion of the Merger. The Brown Original Agreement provided for an initial employment term that commenced on November 1, 2011 and ended on October 31, 2016, and as of November 1, 2016, the employment term automatically extended for successive one-year periods unless we or Mr. Brown provide prior written notice that the employment term would not be so extended. Under the Brown Original Agreement, we agreed to provide Mr. Brown with certain benefits in the event of termination of Mr. Brown’s employment by us without “cause” or by Mr. Brown for a “constructive termination” (as such terms are defined in the agreement).
Under the Brown Original Agreement, “cause” generally means:
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A substantial and continual failure or refusal by him to perform his material duties under his employment agreement (other than any failure resulting from illness or disability);

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A willful breach by him of any material provision of his employment agreement;

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Any reckless or willful misconduct (including action or failures to act) by him that causes material harm to our business or reputation;

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Any unexcused, repeated or prolonged absence from work by him (other than as a result of, or in connection with, sickness, injury or disability) during a period of 90 consecutive days;

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A conviction of him for the commission of a felony (including entry of a nolo contendere plea) or an indictment of him for the commission of a felony under the U.S. Federal securities laws;

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Embezzlement or willful misappropriation by him of our property;

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A willful and substantial violation by him of a material Company policy that is generally applicable to all employees or all of our officers (including our Code of Conduct); or

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A failure by him to cooperate in an internal investigation after being instructed by our Board to cooperate.

“Constructive termination” generally means, without Mr. Brown’s consent:
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A reduction in his annual base salary or current annual cash incentive target award, other than a reduction also applicable in a substantially similar manner and proportion to our other senior executive officers;

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Our removal of him from his position as Chief Executive Officer or President (The Brown Letter Agreement providing for Mr. Brown’s transition to Chair and CEO following the Merger and then to Executive Chair during the Subsequent Period constituted Mr. Brown’s consent to removal from those positions in connection with the applicable transition.);

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Our assignment to him of duties or responsibilities that are materially inconsistent with his positions with us;

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Any requirement by us that he relocate his principal place of employment to a location other than our principal headquarters;

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Our failure to nominate him for reelection to our Board upon expiration of his term at any annual meeting of our shareholders during the term of his employment;

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Our failure to obtain an assumption of his employment agreement by a successor of the Company;

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Our delivery of a notice not to renew his employment term pursuant to his employment agreement; or

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Our termination of the indemnification agreement we have entered into with him without entering into a replacement or successor agreement, or making other appropriate indemnification arrangements in favor of him, on terms reasonably acceptable to him and no less favorable to him than to our other senior executives.

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COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR A CHANGE IN CONTROL
Under the Brown Original Agreement, if Mr. Brown’s employment is terminated by us without cause (other than by reason of death or disability) or by Mr. Brown as a result of a constructive termination, then Mr. Brown will be entitled to receive from us compensation that has accrued but not yet been paid and, subject to his execution and delivery of a release of claims against us:
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Pro-rated annual cash incentive compensation for the fiscal year of termination based on the achievement of performance objectives;

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Severance payments, paid in substantially equal monthly installments over a 24-month period, in an aggregate amount equal to two times the sum of his then-current base salary and target annual cash incentive compensation for the year of termination;

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COBRA continuation medical benefits for a period of 18 months following the termination date;

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Each unvested time-based vesting stock option will continue to vest in accordance with its ordinary vesting schedule for the two-year period following the date of termination, at which time any remaining unvested portion of the stock options will be forfeited, and to the extent vested, will remain outstanding for the 27-month period following the termination date, but in no event beyond the normal expiration period;
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Each performance share unit will remain outstanding and eligible to vest for the remainder of the applicable performance period if the termination date is prior to the end of the applicable performance period, with vesting subject to attainment of the applicable performance goals and to pro-ration based on the portion of the applicable performance period which has elapsed as of the termination date (with the remainder of the award forfeited); and

>
Each other equity award will be treated in the manner set forth in the applicable plan and award agreement.

Under the Brown Original Agreement, if Mr. Brown’s employment is terminated by us for cause or due to Mr. Brown’s death or disability, or upon Mr. Brown’s retirement or resignation, then Mr. Brown (or his estate or legal representative, as appropriate) will be entitled to receive from us:
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Accrued but unpaid base salary and unpaid vacation time through the date of termination;

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Earned but unpaid annual cash incentive compensation under our Annual Incentive Plan (or any successor plan) for the prior fiscal year;

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Reimbursement of reasonable business expenses incurred prior to the date of termination; and

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Other or additional compensation benefits, if any, in accordance with the terms of our applicable plans or employee benefit programs for terminated employees.

Under the Brown Original Agreement, if Mr. Brown’s employment is terminated due to death or disability, then Mr. Brown (or his estate or legal representative, as appropriate) also will be entitled to receive from us the vesting of any equity-based awards then held by him, if and to the extent provided in the applicable plan and award agreements. We may, at our option, terminate Mr. Brown’s employment in the event of his disability.
The Brown Original Agreement also provides that he may not for a two-year period following termination of his employment for any reason, without our prior written consent, directly or indirectly:
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Hold a 5% or greater equity, voting or profit participation interest in, or associate with, an enterprise that competes with us; or

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Solicit any customer or any employee to leave us.

The Brown Original Agreement also contains a non-disparagement clause applicable during the term of his employment and for a period of two years thereafter.
If there is a change in control of the Company (including the Merger) and Mr. Brown’s employment terminates under circumstances provided under his change in control severance agreement discussed below under “Potential Payments Under Executive Change in Control Severance Arrangements,” then Mr. Brown will be entitled to the compensation and benefits provided under his change in control severance agreement, as modified by the Brown Letter Agreement, in lieu of any compensation or benefits receivable under the Brown Original Agreement.
The Brown Letter Agreement addressing Mr. Brown’s employment following completion of the Merger provides that:
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Mr. Brown would serve as Chair and Chief Executive Officer of L3Harris through the two-year Initial Period following the Merger. For the one-year Subsequent Period, he will serve as Chair of L3Harris. On the third anniversary of the closing of the Merger (June 29, 2022), he will retire as an officer and employee of L3Harris and will resign as a member of L3Harris’ Board of Directors.

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During the Initial Period, Mr. Brown’s annual base salary would be $1,450,000, his target annual cash bonus award would be $2,500,000, the target value of his annual long-term incentive awards would be $10,250,000 and in no case would any such compensation element be less than that paid or granted to Mr. Kubasik. (Our Board would maintain discretion to increase those amounts.)

After the closing of the Merger, L3Harris would grant Mr. Brown a one-time integration award composed of performance stock units with a target value of  $2,500,000 (subject to certain performance-based multipliers) and performance-based non-qualified
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COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR A CHANGE IN CONTROL

stock options with a grant date value of  $5,000,000 and a ten-year term. Both components of the integration award will be subject to three-year cliff vesting and will vest (if at all) subject to continued employment and achievement of performance conditions established by the L3Harris Compensation Committee. (This award was granted in August 2019.)
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If during the Initial Period there was a qualifying termination of Mr. Brown (as defined in his Executive Change in Control Severance Agreement entered into with Harris), or if during the Subsequent Period Mr. Brown’s employment is terminated by us without “cause” or by him as a result of a “constructive termination” (such terms having the meanings outlined above under the Brown Original Agreement), then Mr. Brown would be eligible for the compensation, benefits and other rights provided under that Executive Change in Control Severance Agreement, with such amounts determined using a “3X” multiple. In addition, his outstanding stock options (other than those granted as part of the integration award) and restricted stock units would become fully vested, exercisable, issuable and payable (as applicable), and options would remain exercisable for their full remaining term. Outstanding performance stock units (other than those granted as part of the integration award) would remain outstanding and eligible to vest for the remainder of the applicable performance period based on the attainment of performance goals. Mr. Brown would also receive benefit continuation payments in lieu of providing in-kind medical and prescription drug coverage after the end of the three year benefit continuation period until he reaches the age of 65 (or, if earlier, the date he becomes eligible to receive comparable benefits from another employer). Additionally, if such qualifying termination occurred during the Initial Period, the integration award components would remain outstanding and eligible to vest as to a portion of the award based on the date of termination and attainment of applicable performance goals. If such qualifying termination occurs during the Subsequent Period, the integration award components would remain outstanding and eligible to vest based on the greater of target performance and the actual attainment of applicable performance goals. The integration award options that vest would remain exercisable for their full remaining term.

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Upon his retirement at the end of the Subsequent Period, Mr. Brown will not receive any cash severance, but his equity awards (other than those comprising the integration award) will be treated as described above regarding a qualifying termination, and his integration award will pay or vest, as applicable, based on actual performance. In addition, Mr. Brown will receive the benefit continuation payments described above regarding a qualifying termination, and for 12 months following his retirement, have access to office space and administrative support provided by L3Harris.

>
The definition of  “cause” under the Brown Original Agreement and Mr. Brown’s pre-Merger Executive Change in Control Severance Agreement with Harris was modified to include an act of misconduct in violation of certain L3Harris policies or federal or applicable state law regarding discrimination or sexual harassment of subordinate employees that creates a material risk of meaningful harm to L3Harris.

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Except as expressly modified by the Brown Letter Agreement, the terms of Mr. Brown’s pre-Merger Executive Change in Control Severance Agreement with Harris and the Brown Original Agreement remain in full force and effect, including the restrictive covenants and confidentiality provisions of those agreements.

Potential Payments Under Kubasik Letter Agreement
In connection with entering into the Merger Agreement, L3 and Mr. Kubasik, L3’s then-serving Chairman, Chief Executive Officer and President, entered into the Kubasik Letter Agreement, which addresses Mr. Kubasik’s employment following completion of the Merger. Pursuant to approval from our Board, we assumed the Kubasik Letter Agreement following completion of the Merger and Mr. Kubasik’s appointment as Vice Chair, President and Chief Operating Officer. The Kubasik Letter Agreement provides that:
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Mr. Kubasik would serve as Vice Chair, President and Chief Operating Officer of L3Harris through the Initial Period. Upon the commencement of the Subsequent Period, Mr. Kubasik would become the Chief Executive Officer of L3Harris. On the third anniversary of the closing of the Merger (June 29, 2022), Mr. Kubasik will also become Chair of L3Harris.

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During the Initial Period, Mr. Kubasik’s annual base salary would be $1,450,000, his target annual cash bonus award would be $2,500,000, the target value of his annual long-term incentive awards would be $10,250,000 and in no case would any such compensation element be less than that paid or granted to Mr. Brown. (Our Board would maintain discretion to increase those amounts.)

>
After the closing of the Merger, L3Harris would grant Mr. Kubasik a one-time integration award composed of performance stock units with a target value of  $2,500,000 (subject to certain performance-based multipliers) and performance-based non-qualified stock options with a grant date value of  $5,000,000 and a ten-year term. Both components of the integration award will be subject to three-year cliff vesting and will vest (if at all) subject to continued employment and achievement of performance conditions established by the L3Harris Compensation Committee. (This award was granted in August 2019.)

>
In the event that L3Harris terminates him without “cause” or he terminates his employment for “good reason,” Mr. Kubasik’s outstanding stock options (other than those granted as part of the integration award) and restricted stock units would become fully vested, exercisable, issuable and payable (as applicable), and options would remain exercisable for their full remaining term. Outstanding performance stock units (other than those granted as part of the integration award) would remain outstanding and eligible to vest for the remainder of the applicable performance period based on the attainment of performance goals. Additionally, if such qualifying termination occurred in the Initial Period, the integration award would remain outstanding and eligible to vest as to a portion of the award based on the date of termination and attainment of applicable performance goals. If such qualifying termination occurs during the Subsequent Period, the integration award would remain outstanding and

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COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR A CHANGE IN CONTROL
eligible to vest based on the greater of target performance and the actual attainment of applicable performance goals. The integration award options that vest would remain exercisable for their full term.
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The protection period under which Mr. Kubasik will be covered by the L3 CIC Plan was extended until the fourth anniversary of the closing of the Merger (June 29, 2023), in the event of his termination without “cause” or for “good reason” (each as defined in the L3 CIC Plan and modified in the Kubasik Letter Agreement).

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The definition of  “cause” under the L3 CIC Plan as applicable to Mr. Kubasik was modified to include an act of misconduct in violation of certain L3Harris policies or federal or applicable state law regarding discrimination or sexual harassment of subordinate employees that creates a material risk of meaningful harm to L3Harris.

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The definition of  “good reason” under the L3 CIC Plan as applicable to Mr. Kubasik was modified to include the following events: failure to promote him to the contemplated new roles upon and after the closing of the Merger; failure of Mr. Brown to cease providing services to L3Harris on or before the third anniversary of the closing of the Merger; or L3Harris’ material breach of the Kubasik Letter Agreement. Mr. Kubasik also agreed to a limited waiver of his “good reason” rights related to his contemplated relocation to Florida, certain across-the-board changes in employee benefits and his transition to the role of Vice Chair, President and Chief Operating Officer at the closing of the Merger.

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Mr. Kubasik is eligible to receive an additional payment of up to $1,250,000 for relocation-related expenses, with gross up of amounts taxed as ordinary income.

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Certain restrictive covenants and confidentiality provisions of the L3 CIC Plan apply as a condition to severance benefits under the L3 CIC Plan and are extended to 24 months following termination of employment.

Potential Payments Under Malave Letter Agreement
Mr. Malave left L3Harris on January 21, 2022, pursuant to the terms of the Malave Separation Agreement, a summary of which is under “Separation Agreement with Mr. Malave” on page 56 in the “Compensation Discussion and Analysis” section of this proxy statement. Because Mr. Malave left L3Harris after fiscal 2021, a discussion of the compensation and benefits under our June 6, 2019 letter employment agreement with Mr. Malave (the “Malave Letter Agreement”), pursuant to which he was appointed to serve as our Senior Vice President and Chief Financial Officer effective June 29, 2019 (“Start Date”), is relevant to our required disclosure under this “Potential Benefits Upon Termination or a Change in Control” section of this proxy statement regarding compensation and benefit payments in the event of a hypothetical termination as of December 31, 2021. The Malave Letter Agreement included the following compensation and benefits:
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base salary at the annual rate of  $625,000 (We maintained discretion to increase this amount.);

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eligibility to receive an annual cash incentive under our Annual Incentive Plan with a target value of 100% of his base salary;

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commencing with calendar year 2020, eligibility to receive annual equity awards granted under our Equity Incentive Plan with a target value of  $2,000,000;

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one-time restricted stock unit award granted in August 2019 under our Equity Incentive Plan with a grant date value of $950,000 (“One-Time RSU Award”), subject to ratable vesting over three years;

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a one-time momentum equity award granted in August 2019 under our Equity Incentive Plan comprised of  (a) performance share units with a target value of  $660,000; and (b) performance-based stock options with a grant date value of  $1,340,000 and a term of ten years. Both components of the momentum equity award were subject to three-year cliff vesting and would vest (if at all) subject to achievement of applicable cost synergy goals for the Merger established by the Compensation Committee;

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a one-time cash sign-on bonus of  $200,000;

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eligibility to participate in our retirement and employee health and welfare plans; and

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certain relocation benefits.

Under the Malave Letter Agreement, if Mr. Malave’s employment was terminated within 36 months of the Start Date by Mr. Malave for “good reason” (as defined in his agreement), then, subject to his execution and delivery of a general release of claims against L3Harris, he would be entitled to receive a severance payment equal to his then-current annual base salary plus a pro rata annual cash bonus for the performance period in which the termination occurs, subject to achievement of the applicable performance goals through the end of such performance period, and the One-Time RSU Award would become fully vested.
Because Mr. Malave in fiscal 2020 became a participant in our new Severance Pay Plan (described above in the “Severance Arrangements” section beginning on page 58) and our new CIC Severance Plan (described above in the “Double Trigger Change in Control Severance Arrangements” section beginning on page 59), the provisions in the Malave Letter Agreement providing for severance in certain other circumstances were superseded, and Mr. Malave’s right to severance benefits in those other circumstances would be determined solely in accordance with the terms of our new severance plans.
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Potential Payments Under Severance Pay Plan
As a general matter, most of our employees are “employees at-will.” Messrs. Kubasik and Brown (and Malave until his separation on January 21, 2022) are our only named executive officers with a contract that would require us to pay cash severance upon termination of employment other than in connection with a change in control. These payments are governed by their respective employment agreements, as discussed above in this “Potential Payments Upon Termination or a Change in Control” section.
In fiscal 2020, we adopted our Severance Pay Plan that became effective March 1, 2020. Upon an involuntary termination of employment by us without cause, the Severance Pay Plan provides for severance benefits for our regular, full-time employees, subject to a waiver and release, including the following severance benefits for employees at the officer level (including executive officers):
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a lump sum cash payment equal to the participant’s base pay (as determined under the Severance Pay Plan) and annual bonus target; and

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12 months of COBRA coverage at active employee rates.

Participants, however, are not entitled to severance benefits under the Severance Pay Plan if they are entitled to other severance benefits under an individual agreement or a plan, policy or other arrangement that provides for severance benefits (including severance benefits in connection with a change in control under Legacy CIC Severance Arrangements or our CIC Severance Plan, each as described below in the “Potential Payments Under Executive Change in Control Severance Arrangements” section). As a result of their respective employment agreements, the Severance Pay Plan’s severance benefits are not available to Messrs. Kubasik and Brown.
Potential Payments Under Executive Change in Control
Severance Arrangements
L3Harris Executive Change in Control Severance Plan
Our CIC Severance Plan adopted in fiscal 2020 became effective March 1, 2020. The CIC Severance Plan includes a “double trigger” so that we would provide severance benefits to participants only if there is both a change in control and a qualifying termination of employment.
Prior to the Merger, each of Harris and L3 had similar “double trigger” Legacy CIC Severance Arrangements — change in control severance agreements with Harris’ Board-elected or appointed officers, including those named executive officers of L3Harris who were employed with Harris at the time of the Merger (Messrs. Brown and Zoiss), and the L3 CIC Plan covering L3’s executive officers and other corporate employees, including Messrs. Kubasik, Gautier and Stackley. However, the applicability of the Legacy CIC Plan has expired for Messrs. Gautier, Stackley and Zoiss, and they are now covered by the CIC Severance Plan.
Under the CIC Severance Plan, if a participant’s employment is terminated by us without “cause” or by the participant for “good reason” (such as a material adverse change in compensation or job responsibilities or location) during the 2-year period following a change in control, we will provide to the participant, subject to execution of a release of claims, the following severance benefits:
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a lump sum cash payment equal to a multiple (two times in the case of employees at the officer level, including executive officers) of the participant’s base salary and target bonus;

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a lump sum cash payment equal to the participant’s pro-rata target bonus;

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continued participation in our group medical, dental and vision plans for the number of years equal to the applicable severance multiple; and

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if immediately prior to the date of termination or change in control, the participant is eligible for professional finance and tax planning assistance services offered by us, continued participation in such services for the balance of the calendar year in which the termination occurs and the calendar year thereafter.

The CIC Severance Plan does not provide for gross-ups for excise taxes that may be imposed by the IRS on payouts made to a participant, but does provide for a “best net after-tax” payment approach that reduces payments and benefits to a participant if the reduction would result in the participant receiving higher payments and benefits on a net after-tax basis. The plan is designed to preserve the focus and productivity of our executives, avoid disruption and prevent attrition during a period of uncertainty. Our Board believes that the plan will align the interests of our executives and shareholders during the period of an actual or rumored change in control and is necessary in some cases to attract and retain executives. Our Board also believes that the plan will facilitate objective assessment of potential transactions that may be in our shareholders’ best interests but could negatively impact an executive’s future employment. The Legacy CIC Severance Arrangements included similar provisions and were approved by the Harris and L3 Boards, as applicable, based on similar beliefs and reasons.
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COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR A CHANGE IN CONTROL
Participants in the CIC Severance Plan are our officers (including executive officers) and certain other of our executives, except for Messrs. Kubasik and Brown, due to the change in control severance benefits provided for under their respective employment agreements and Legacy CIC Severance Arrangements, unless otherwise expressly designated by our Compensation Committee as participants in the future.
The Merger constituted a change in control transaction under the Legacy CIC Severance Arrangements, which were or are still operative for applicable covered individuals — for Mr. Brown, until June 29, 2022 (the end of the Subsequent Period) pursuant to the terms of his employment agreement; for Mr. Kubasik, until June 29, 2023 pursuant to the terms of his employment agreement.
Brown Legacy CIC Severance Arrangement — Harris Change in Control Severance Agreements
As noted above, the Merger constituted a change in control transaction under Harris’ legacy “double trigger” change in control severance agreements, which form of agreement is still operative for Mr. Brown, until June 29, 2022 (the end of the Subsequent Period) pursuant to the terms of his employment agreement.
Under his change in control severance agreement, we would provide severance benefits to Mr. Brown if, within two years following a “change in control:”
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Mr. Brown terminates employment for “good reason;” or

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We terminate Mr. Brown’s employment for any reason other than for “cause” (all terms as defined in the change in control severance agreement and summarized below).

Meaning of “change in control.” Under this agreement, a “change in control” generally means the occurrence of any one of the following events:
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Any person becomes the beneficial owner of 20% or more of the combined voting power of our outstanding common stock;

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A change in the majority of our Board not approved by two-thirds of our incumbent directors;

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The consummation of a merger, consolidation or reorganization, unless immediately following such transaction: (1) more than 60% of the total voting power resulting from the transaction is represented by shares that were our voting securities immediately prior to the transaction; (2) no person becomes the beneficial owner of 20% or more of the total voting power of our outstanding voting securities as a result of the transaction; and (3) at least a majority of the members of the board of directors of the company resulting from the transaction were our incumbent directors at the time of our Board’s approval of the execution of the initial agreement providing for the transaction;

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Our shareholders approve a plan of complete liquidation or dissolution of L3Harris; or

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We consummate a sale or disposition of all or substantially all of our assets.

Meaning of “good reason.” Under this agreement, “good reason” generally means:
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A reduction in Mr. Brown’s annual base salary or current annual incentive target award;

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The assignment of duties or responsibilities that are inconsistent in any material adverse respect with Mr. Brown’s position, duties, responsibility or status with us immediately prior to the change in control;

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A material adverse change in Mr. Brown’s reporting responsibilities, titles or offices with us as in effect immediately prior to the change in control;

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Any requirement that Mr. Brown: (1) be based more than 50 miles from the facility where he was located at the time of the change in control or (2) travel on L3Harris business to an extent substantially greater than his travel obligations immediately prior to the change in control; or

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Failure by us to continue in effect any employee benefit or compensation plans or provide Mr. Brown with employee benefits as in effect for him immediately prior to the change in control.

Meaning of “cause.” Under these agreements, the term “cause” generally means:
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A material breach by the executive of the duties and responsibilities of his position; or

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The conviction of Mr. Brown of, or plea of nolo contendere by him to, a felony involving willful misconduct that is materially injurious to us. In addition, the definition of  “cause” was modified pursuant to the Brown Letter Agreement to include an act of misconduct in violation of certain L3Harris policies or federal or applicable state law regarding discrimination or sexual harassment of subordinate employees that creates a material risk of meaningful harm to L3Harris.

Potential cash severance payment. If triggered, the lump-sum cash severance benefit payable to Mr. Brown under his change in control severance agreement would consist of:
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Unpaid base salary through the date of termination;

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A pro-rated annual bonus (as determined under the change in control severance agreement);

80   L3HARRIS 2022 PROXY STATEMENT

COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR A CHANGE IN CONTROL

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Any unpaid accrued vacation pay;

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To the extent permitted under Section 409A of the Internal Revenue Code, any other benefits or awards that have been earned or became payable pursuant to the terms of any compensation plan but that have not yet been paid to Mr. Brown;

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Three times Mr. Brown’s highest annual rate of base salary during the 12-month period prior to the date of termination; and

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Three times the greatest of Mr. Brown’s (1) highest annual bonus in the three years prior to the change in control, (2) target bonus for the year in which the change in control occurred or (3) target bonus for the year in which Mr. Brown’s employment is terminated.

Other potential severance benefits. In addition, if triggered, severance benefits to Mr. Brown under his change in control severance agreement include:
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Receipt of the same level of medical, dental, accident, disability and life insurance and any similar benefits as are in effect on the date of termination (or the highest level of coverage provided to active executives immediately prior to the change in control, if more favorable), for the two years following the date of termination, but in no event later than age 65 (with benefit continuation payments in lieu of providing in-kind medical and prescription drug coverage, pursuant to the Brown Letter Agreement);

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Reimbursement for any relocation expense related to the pursuit of other business opportunities incurred within two years following the date of termination;

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Reimbursement for recruitment or placement services of up to $4,000; and

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Reimbursement for professional financial or tax planning services of up to $5,000 per year for the calendar year in which the termination occurs and the next calendar year.

Kubasik Legacy CIC Severance Arrangement — L3 Change in Control Severance Plan
As noted above, the Merger constituted a change in control transaction under the legacy “double trigger” L3 CIC Plan, which is still operative for Mr. Kubasik, until June 29, 2023 pursuant to the Kubasik Letter Agreement. Under the L3 CIC Plan, we would provide severance benefits to Mr. Kubasik if, within four years (pursuant to the Kubasik Letter Agreement) following a “change in control”:
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Mr. Kubasik terminates employment for “good reason”; or

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Mr. Kubasik’s employment is terminated without “cause” (all terms as defined in the L3 CIC Plan and summarized below).

Meaning of “change in control.” Under the L3 CIC Plan, a “change in control” generally means the occurrence of any one of the following events:
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the acquisition by any person or group (including a group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than L3 or any of its subsidiaries, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a majority of the combined voting power of L3’s then outstanding voting securities, other than by any employee benefit plan maintained by L3;

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the sale of all or substantially all of the assets of L3 and its subsidiaries taken as a whole; or

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the election, including the filling of vacancies, during any period of 24 months or less, of 50% or more of the members of the board of directors of L3, without the approval of L3’s incumbent directors at the beginning of such period.

Meaning of “good reason.” Under the L3 CIC Plan, “good reason” generally means, other than due to employee’s disability or death:
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A reduction in Mr. Kubasik’s base salary or annual or long-term incentive opportunity (including target bonus, if applicable);

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An adverse change to the calculation methodology for determining bonuses or long-term incentives which is reasonably likely to have an adverse impact on the amounts Mr. Kubasik has the potential to earn under such programs;

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Any failure by the acquiror to continue to provide employee benefits that are substantially similar in the aggregate to those afforded to Mr. Kubasik immediately prior to the change in control;

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A material adverse change in Mr. Kubasik’s duties or responsibilities;

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A relocation of Mr. Kubasik’s principal place of business of 50 miles or more, provided that such relocation also increases his commute by at least 25 miles;

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A failure to pay Mr. Kubasik’s base salary and other amounts earned by him within 10 days after the date such compensation is due; or

L3HARRIS 2022 PROXY STATEMENT   81

COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR A CHANGE IN CONTROL
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Failure of any successor or assignee to all or substantially all of the business and/or assets of L3 in connection with any change in control, by agreement in writing in form and substance reasonably satisfactory to Mr. Kubasik, expressly, absolutely and unconditionally to assume and agree to perform all obligations under the L3 CIC Plan.

Meaning of “cause.” Under the L3 CIC Plan, the term “cause” generally means:
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Intentional failure to perform reasonably assigned duties;

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Dishonesty or willful misconduct in the performance of duties;

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Engaging in a transaction in connection with the performance of duties to L3 or its affiliates which transaction is adverse to the interests of L3 and is engaged in for personal profit; or

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Willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses). In addition, the definition of  “cause” was modified pursuant to the Kubasik Letter Agreement to include an act of misconduct in violation of certain L3Harris policies or federal or applicable state law regarding discrimination or sexual harassment of subordinate employees that creates a material risk of meaningful harm to L3Harris.

Potential cash severance payment. If triggered, the lump-sum cash severance benefit payable to an executive under the L3 CIC Plan would consist of three times his current annual salary and average annual incentive plan awards for the prior three years for Mr. Kubasik.
Other potential severance benefits. In addition, if triggered, severance benefits to Mr. Kubasik under the L3 CIC Plan include:
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Receipt of continued medical and life insurance benefits at the same cost to Mr. Kubasik, or cash equal to any increased premiums, for the same period as the severance multiple described above;

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Reasonable outplacement services paid for by L3; and

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If eligible, L3Harris paid financial planning services for the year in which the termination occurs plus one-additional year thereafter under an L3Harris policy that is separate from the L3 CIC Plan.

Change in Control Severance Arrangements Reflect Sound Pay Practices
Our executive change in control severance arrangements reflect sound practices because they:
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Do not provide for a tax gross-up of excise taxes;

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Do provide for a “best net after-tax” payment approach that reduces payments and benefits to an executive if the reduction would result in the executive receiving higher payments and benefits on a net after-tax basis; and

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Do provide that we will reimburse the executive for any legal fees and costs with respect to any dispute arising under the arrangement.

82   L3HARRIS 2022 PROXY STATEMENT

COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR A CHANGE IN CONTROL

Termination Payments Generally Available to Salaried Employees
Many of our salaried employees, including our named executive officers, are entitled to receive certain elements of compensation on a non-discretionary basis upon termination of employment for any reason. Subject to the exceptions noted below, these include:
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Accrued salary and pay for unused vacation;

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Earned but unpaid bonuses;

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Distributions of vested plan balances under our RSP and ERSP (and the SSP-II, where applicable); and

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Payments under the Legacy L3 Link Pension Plan and the Legacy L3 SERP Pension Plan that do not change as a result of termination of employment for any reason, as applicable.

The amounts shown in the “Tables of Potential Payments Upon Termination or Change in Control” section of this proxy statement beginning on page 86 do not include these elements of compensation or benefits.
Termination of Named Executive Officers Under Various Circumstances
Termination for cause. A named executive officer whose employment is terminated by us for cause is not entitled to any compensation or benefits other than those generally paid to all of our salaried employees upon any termination of employment as described above. In addition, as noted under “Recovery of Executive Compensation (“Clawback”)” in the “Compensation Discussion and Analysis” section of this proxy statement, depending on the circumstances giving rise to such termination, we may be entitled to recover all or a portion of any performance-based compensation if our financial statements are restated as a result of errors, omissions or fraud. Annual incentive awards, vested and unvested options, including performance stock options, performance share units and restricted stock units and shares of restricted stock are automatically forfeited following a termination for cause or misconduct.
Involuntary termination without cause. In the case of termination of employment by us without cause, each of Messrs. Kubasik and Brown is entitled to compensation and benefits under his respective employment agreement described above; Mr. Malave (until his separation on January 21, 2022) was entitled to compensation and benefits under our new Severance Pay Plan and full vesting of his One-Time RSU Award, as described above, under the Malave Letter Agreement; and our other named executive officers are entitled to compensation or benefits under our new Severance Pay Plan.
Under our Annual Incentive Plan, following an involuntary termination by us without cause, if the executive was employed a minimum of 180 days during the fiscal year, annual incentive compensation awards are paid pro-rata based on the period worked during such fiscal year, with payment made after the fiscal year end based on our performance.
Except as otherwise provided for Messrs. Kubasik, Brown and Malave in their respective employment agreements described above, under our equity incentive plans, upon an involuntary termination by us other than for cause or misconduct (and assuming not within 2 years following a future change in control):
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Unvested options, as well as unvested performance stock options, are forfeited, although a pro-rata portion of unvested performance stock options (based on the period worked during the performance period) will remain outstanding and eligible to be earned and to vest based on satisfaction of the performance vesting condition and become exercisable upon expiration of the service period;

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Vested options may be exercised for up to 90 days following such termination but not later than the regularly scheduled expiration date;

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Vested performance stock options granted in our fiscal transition period may be exercised until the regularly scheduled expiration date;

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Unvested performance share units are forfeited, although a pro-rata portion (based on the period worked during the performance period) will remain outstanding and eligible to be earned based on attainment of applicable performance targets, subject to a minimum one-year vesting period in the case of performance share units granted after our fiscal transition period; and provided that, in the case of performance share units granted in our fiscal transition period, if termination occurs on or after June 29, 2021 and through June 29, 2022, vesting shall be at not less than the target level;

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Unvested restricted stock units granted in our fiscal transition period immediately fully vest and are paid as soon as practicable; and

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Unvested restricted stock units granted after our fiscal transition period vest pro-rata based on the period worked during the restriction period, subject to a minimum one-year vesting period, with the vested portion generally paid out as soon as practicable and the unvested portion forfeited.

L3HARRIS 2022 PROXY STATEMENT   83

COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR A CHANGE IN CONTROL
Voluntary termination/resignation/good reason. In the case of voluntary termination or resignation of employment by a named executive officer (other than for good reason or due to retirement):
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The named executive officer is not entitled to any compensation or benefits other than those generally paid to all of our salaried employees upon any termination of employment as described above;

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Annual incentive awards, unvested stock options, unvested performance stock options, unvested performance share units, unvested restricted stock units and unvested shares of restricted stock are automatically forfeited;

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Vested options, as well as vested performance stock options, in each case granted prior to the Merger may be exercised for up to 30 days following such termination or resignation but not later than the regularly scheduled expiration date; and

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Vested options, as well as vested performance stock options, in each case granted after the Merger may be exercised for up to 90 days following such termination or resignation but not later than the regularly scheduled expiration date.

Except as otherwise provided for Messrs. Kubasik, Brown and Malave in their respective employment agreements described above (until his January 21, 2022 separation, in the case of Mr. Malave), under our equity incentive plans, upon a voluntary termination for good reason by an executive officer (and assuming not within 2 years following a future change in control), the same equity treatment as described above in the case of voluntary termination or resignation applies, except as follows:
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Unvested performance stock options are forfeited, although a pro-rata portion (based on the period worked during the performance period) will remain outstanding and eligible to be earned and to vest based on satisfaction of the performance vesting condition and become exercisable upon termination of the service period;

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Vested performance stock options granted in our fiscal transition period may be exercised until the regularly scheduled expiration date;

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Unvested performance share units granted in our fiscal transition period are forfeited, although a pro-rata portion (based on the period worked during the performance period) will remain outstanding and eligible to be earned based on attainment of applicable performance targets; provided that if termination occurs on or after June 29, 2021 and through June 29, 2022, vesting shall be at not less than the target level; and

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Unvested restricted stock units granted in our fiscal transition period immediately fully vest and are paid as soon as practicable.

Death or disability. If a named executive officer’s employment is terminated as a result of death, the individual’s beneficiaries are eligible for benefits under the death benefit programs generally available to many of our U.S.-based employees, including basic group life insurance paid by us and supplemental group life insurance if elected and paid for by the executive. If a named executive officer’s employment is terminated as a result of disability, the executive is eligible for benefits under the disability programs generally available to many of our U.S.-based employees, which include a long-term disability income benefit and, in most cases, continuation of health and survivor and accident life insurance coverage applicable to active employees for specified periods, while disabled. In addition, upon death or disability:
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Account balances in our RSP and ERSP become fully vested;

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If the executive was employed for a minimum of 180 days during the fiscal year, annual incentive compensation awards are paid pro-rata based on the period worked during such fiscal year, with payment made after the fiscal year end based on our performance;

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Unvested options granted after our fiscal transition period immediately fully vest, and unvested performance stock options granted in our fiscal transition period immediately vest at target;

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Vested options, as well as vested performance stock options, granted prior to the Merger may be exercised, in the case of death, for up to 12 months following the date of death but not later than the regularly scheduled expiration date (by the beneficiaries), and in the case of disability, until the regularly scheduled expiration date;

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Vested options, as well as vested performance stock options, granted after the Merger may be exercised for up to 12 months following the date of death (by the beneficiaries) or disability but not later than the regularly scheduled expiration date;

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Unvested performance share units immediately vest at target and are paid out as soon as administratively practicable following death and, in the case of disability, generally following expiration of the service period but may be paid out earlier in certain circumstances; and

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Unvested restricted stock units immediately fully vest and are paid out as soon as administratively practicable, and subject to a minimum one-year holding period, unvested shares of restricted stock immediately fully vest.

84   L3HARRIS 2022 PROXY STATEMENT

COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR A CHANGE IN CONTROL

Retirement. Among our named executive officers, as of December 31, 2021, all were eligible to participate and remain fully vested in RSP and ESRP (with exception of Mr. Malave’s company match). Additionally, Messrs. Kubasik, Brown, Gautier and Zoiss were retirement-eligible for certain awards under our equity incentive plans. If a named executive officer’s employment is terminated as a result of retirement, such named executive officer would receive retirement benefits generally available to our retirement-eligible salaried employees. In addition, upon retirement:
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Account balances in our RSP and ERSP become fully vested;

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If the executive was employed a minimum of 180 days during the fiscal year, annual incentive compensation awards are paid pro-rata based on the period worked during such fiscal year, with payment made after the fiscal year end based on our performance;

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Unvested options, as well as unvested performance stock options, are forfeited;

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If after age 55 with 10 or more years of full-time service, vested options, as well as vested performance stock options, in each case granted prior to the Merger may be exercised until the regularly scheduled expiration date;

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If after age 55 with 10 or more years of full-time service on or after June 29, 2020, vested performance stock options granted in our fiscal transition period may be exercised until the regularly scheduled expiration date;

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If after age 60 with 5 or more years of full-time service and satisfaction of certain advance notice and other criteria, vested options granted after our fiscal transition period may be exercised until the regularly scheduled expiration date;

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Unvested performance share units are forfeited; although in the case of performance share units granted after our fiscal transition period, if after age 60 with 5 or more years of full-time service and satisfaction of certain advance notice and other criteria, and subject to a minimum one-year vesting period, a pro-rata portion (based on the period worked during the performance period) will remain outstanding and eligible to be earned based on attainment of applicable performance targets;

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If after age 55 with 10 or more years of full-time service on or after June 29, 2020, unvested restricted stock units granted in our fiscal transition period vest pro-rata based on the period worked during the restriction period, with the vested portion generally paid out as soon as practicable and the unvested portion forfeited; and

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If after age 60 with 5 or more years of full-time service and satisfaction of certain advance notice and other criteria, and subject to a minimum one-year holding period, unvested restricted stock units granted after our fiscal transition period vest pro-rata based on the period worked during the restriction period, with the vested portion generally paid out as soon as practicable and the unvested portion forfeited.

Change in control. Cash severance payments and other severance benefits under our Legacy CIC Severance Arrangements are discussed on pages 79-82. In addition, upon a future change in control, the impact under our Annual Incentive Plan is described below and there is no impact to unvested equity awards under our equity incentive plans except as described below:
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Whether or not a termination occurs, annual cash incentive compensation awards under our Annual Incentive Plan are fully earned and paid out promptly following the change in control or, in certain instances, following the end of the fiscal year, in each case at not less than the target level;

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If the “double trigger” qualifying termination of employment also occurs, unvested options granted after our fiscal transition period immediately vest and may be exercised until the regularly scheduled expiration date;

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Unvested performance stock options granted in our fiscal transition period vest at not less than the target level and become exercisable upon expiration of the service period, subject to accelerated exercisability if the “double trigger” qualifying termination of employment or death or disability also occurs and to forfeiture in certain other employment termination circumstances;

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Unvested performance share units granted after the Merger are deemed fully earned at not less than the target level and will vest and be paid out as soon as administratively practicable following expiration of the service period, subject to accelerated vesting and payout if the “double trigger” qualifying termination of employment or certain other employment terminations also occur and to forfeiture in certain other employment termination circumstances;

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Unvested shares of restricted stock immediately fully vest and will be paid out as soon as administratively practicable following the change in control; and

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If the “double trigger” qualifying termination of employment also occurs, unvested restricted stock units granted after our fiscal transition period immediately fully vest and are paid out as soon as administratively practicable.

L3HARRIS 2022 PROXY STATEMENT   85

COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR A CHANGE IN CONTROL
Tables of Potential Payments Upon Termination or Change in Control
The following tables show, on an executive-by-executive basis, the amounts of the estimated incremental compensation and benefits that would be provided to each of our named executive officers in a hypothetical termination as of December 31, 2021 (as described in more detail below) under various circumstances, including termination by us for cause, voluntary termination (resignation), termination by the executive for good reason or for constructive termination, involuntary termination by us without cause, death, disability, retirement (to the extent the executive is retirement-eligible), or termination by us without cause or by the executive for good reason following a future change in control of L3Harris, as well as in the event of a future change in control of L3Harris without termination of employment of such executive. The actual amounts to be paid are determinable only at the time of a named executive officer’s termination of employment or a future change in control. As noted above, the Merger constituted a change in control under the agreements and other arrangements between certain of our named executive officers and us (including L3) at the time of the Merger, and therefore, for Messrs. Kubasik and Brown, the amounts for certain circumstances shown in the tables are the same as for termination by us without cause or by the executive for good reason following a future change in control of L3Harris. Notwithstanding the required disclosure of a hypothetical termination as of December 31, 2021, Mr. Malave left L3Harris on January 21, 2022 pursuant to the terms of the Malave Separation Agreement, under which all of his outstanding vested options and unvested equity awards were immediately cancelled, terminated and forfeited.
The estimated amounts in the tables also are based on the following:
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The assumption that the hypothetical termination event occurred as of December 31, 2021, the last day of fiscal 2021, and that the value of our common stock was $213.24 per share based on the closing market price on December 31, 2021, the last trading day of fiscal 2021;

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The applicable provisions as of December 31, 2021 in the agreements and other arrangements between the named executive officer and us, which are summarized on pages 75-82;

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Cash severance includes multiples of salary and annual incentive compensation, but does not include paid or unpaid salary or annual incentive compensation or cash incentives earned for service through the end of fiscal 2021;

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The value of any options that were vested prior to December 31, 2021 is not included;

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The assumption that all unvested, in-the-money options that were not automatically forfeited on December 31, 2021 and that were entitled to vesting on such day vested and were exercised on such day;

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The value of accelerated restricted stock units includes the dollar value of  (a) dividend equivalents paid in cash with respect to such accelerated restricted stock units and (b) performance share units granted as part of the special, one-time integration-related awards in our fiscal transition period, which have been earned at 400% of target based on an award payout formula as of December 31, 2021 and an executive officer must remain employed with us through June 29, 2022 to earn the award (for further information, see the Outstanding Equity Awards at 2021 Fiscal Year End Table on page 69 and related notes);

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The value of accelerated performance share units is based on the target number of performance share units previously granted and includes the dollar value of dividend equivalents paid in cash with respect to such accelerated performance share units;

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Any payment of the aggregate balance shown in the Fiscal 2021 Nonqualified Deferred Compensation Table on page 74 of this proxy statement is not included;

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Any payments under the Legacy L3 Link Pension Plan and the Legacy L3 SERP Pension Plan that do not change as a result of termination of employment for any reason or a change in control are not included;

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The estimated value of continuation of health and welfare benefits and perquisites is included, where applicable;

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For a termination by us without cause or by the named executive officer for good reason, including following a change in control, the “Other Benefits” line includes, in the case of Mr. Kubasik, $20,800 for financial planning services from a designated third-party provider for one year following separation (pursuant to current practice) and $18,000 for outplacement services (pursuant to the L3 CIC Plan); in the case of Mr. Brown, $6,595 for outplacement services, $10,000 ($5,000 per year for two years) for financial or tax planning services, $300,000 for estimated relocation assistance and an estimate of reimbursement for taxes associated with relocation assistance, pursuant to their executive change in control severance agreements; and in the case of Mr. Malave, following termination by us without cause, $20,800 for financial planning services from a designated third-party provider for one year and $18,000 for outplacement services (pursuant to current practice and the Severance Pay Plan), and following termination by us without cause or by Mr. Malave for good reason following a change in control, $20,800 for financial planning services from a designated third-party provider for two years (pursuant to the CIC Severance Plan); and

>
With respect to a named executive officer (a) over the age of 60 and who has completed at least 5 years of full-time service (Mr. Kubasik as of December 31, 2021) and who provides a written 6 month notice for equity awards made in fiscal 2020 or fiscal 2021, or (b) over the age of 55 and who has completed at least 10 years of full-time service (Messrs. Brown and Zoiss as of December 31, 2021) for retention restricted stock unit awards granted during our fiscal transition period, a termination of such executive’s employment with us that is within such executive’s control would be expected to be designated as retirement, as opposed to voluntary termination (resignation) or termination by such executive for good reason. There are no retirement provisions for the special performance equity grants during the fiscal transition period for unvested awards.

86   L3HARRIS 2022 PROXY STATEMENT

COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR A CHANGE IN CONTROL

Christopher E. Kubasik
Executive Benefits and Payment	Termination by L3Harris for Cause	Voluntary Termination/ Resignation	Termination by Executive for Constructive Termination	Involuntary Termination by L3Harris without Cause	Death	Disability	Retirement	Change in Control without Termination	Termination by L3Harris without Cause/by Executive for Good Reason Following a Change in Control
Cash Severance	$0	$0	$12,673,500	$12,673,500	$0	$0	$0	$0	$12,673,500
Value of Accelerated Vesting of Unvested Options	$0	$0	$1,086,513	$1,086,513	$3,898,348	$3,898,348	$0	$0	$3,898,348
Value of Accelerated Vesting of Unvested Restricted Stock Units	$0	$0	$10,848,780	$12,602,683	$16,994,755	$16,994,755	$1,753,902	$0	$16,994,755
Value of Accelerated Vesting of Unvested Performance Share Units	$0	$0	$0	$3,814,042	$6,000,261	$6,000,261	$3,814,042	$0	$12,291,733
Health and Welfare Benefits	$0	$0	$150,878	$150,878	$0	$0	$0	$0	$150,878
Other Benefits	$0	$0	$0	$38,800	$20,800	$20,800	$0	$0	$38,800
TOTAL	$0	$0	$24,759,672	$30,366,416	$26,914,164	$26,914,164	$5,567,944	$0	$46,048,014
William M. Brown
Executive Benefits and Payment	Termination by L3Harris for Cause	Voluntary Termination/ Resignation	Termination by Executive for Constructive Termination	Involuntary Termination by L3Harris without Cause	Death	Disability	Retirement	Change in Control without Termination	Termination by L3Harris without Cause/by Executive for Good Reason Following a Change in Control
Cash Severance	$0	$0	$15,705,000	$15,705,000	$0	$0	$0	$0	$15,705,000
Value of Accelerated or Continued Vesting of Unvested Options	$0	$0	$1,086,513	$1,086,513	$3,898,348	$3,898,348	$0	$0	$3,898,348
Value of Accelerated Vesting of Unvested Restricted Stock Units	$0	$0	$16,408,503	$18,162,405	$22,554,478	$22,554,478	$4,479,229	$0	$22,554,478
Value of Accelerated Vesting of Unvested Performance Share Units	$0	$0	$0	$3,814,042	$6,000,261	$6,000,261	$0	$0	$12,291,733
Health and Welfare Benefits	$0	$0	$149,925	$149,925	$0	$0	$0	$0	$149,925
Other Benefits	$0	$0	$511,236	$511,236	$0	$0	$0	$0	$511,236
TOTAL	$0	$0	$33,861,177	$39,429,121	$32,453,086	$32,453,086	$4,479,229	$0	$55,110,719
L3HARRIS 2022 PROXY STATEMENT   87

COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR A CHANGE IN CONTROL
Jesus Malave, Jr.*
Executive Benefits and Payment	Termination by L3Harris for Cause	Voluntary Termination/ Resignation	Termination by Executive for Constructive Termination	Involuntary Termination by L3Harris without Cause	Death	Disability	Change in Control without Termination	Termination by L3Harris without Cause/by Executive for Good Reason Following a Change in Control
Cash Severance	$0	$0	$760,000	$1,520,000	$0	$0	$0	$3,040,000
Value of Accelerated Vesting of Unvested Options	$0	$0	$291,192	$291,192	$894,476	$894,476	$0	$894,476
Value of Accelerated Vesting of Unvested Restricted Stock Units	$0	$0	$3,207,523	$3,566,965	$4,510,694	$4,510,694	$0	$4,510,694
Value of Accelerated Vesting of Unvested Performance Share Units	$0	$0	$0	$781,496	$1,258,509	$1,258,509	$0	$2,605,904
Health and Welfare Benefits	$0	$0	$0	$17,117	$0	$0	$0	$34,234
Other Benefits	$0	$0	$0	$38,800	$20,800	$20,800	$0	$38,800
TOTAL	$0	$0	$4,258,715	$6,215,570	$6,684,479	$6,684,479	$0	$11,124,108

*
Mr. Malave left L3Harris on January 21, 2022. Pursuant to the Malave Separation Agreement, all of his outstanding vested options and unvested equity grants were immediately cancelled, terminated and forfeited, and he did not receive a payment under our Annual Incentive Plan for fiscal 2021.

Todd W. Gautier
Executive Benefits and Payment	Termination by L3Harris for Cause	Voluntary Termination/ Resignation	Termination by Executive for Constructive Termination	Involuntary Termination by L3Harris without Cause	Death	Disability	Retirement	Change in Control without Termination	Termination by L3Harris without Cause/ by Executive for Good Reason Following a Change in Control
Cash Severance	$0	$0	$0	$1,300,000	$0	$0	$0	$0	$2,600,000
Value of Accelerated Vesting of Unvested Options	$0	$0	$291,192	$291,192	$736,258	$736,258	$0	$0	$736,258
Value of Accelerated Vesting of Unvested Restricted Stock Units	$0	$0	$2,863,971	$3,137,748	$5,669,422	$5,669,422	$0	$0	$5,669,422
Value of Accelerated Vesting of Unvested Performance Share Units	$0	$0	$0	$595,355	$943,227	$943,227	$0	$0	$1,938,560
Health and Welfare Benefits	$0	$0	$0	$15,928	$0	$0	$0	$0	$31,855
Other Benefits	$0	$0	$0	$38,800	$20,800	$20,800	$0	$0	$38,800
TOTAL	$0	$0	$3,155,163	$5,379,023	$7,369,707	$7,369,707	$0	$0	$11,014,894
88   L3HARRIS 2022 PROXY STATEMENT

COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR A CHANGE IN CONTROL

Sean J. Stackley
Executive Benefits and Payment	Termination by L3Harris for Cause	Voluntary Termination/ Resignation	Termination by Executive for Constructive Termination	Involuntary Termination by L3Harris without Cause	Death	Disability	Change in Control without Termination	Termination by L3Harris without Cause/ by Executive for Good Reason Following a Change in Control
Cash Severance	$0	$0	$0	$1,300,000	$0	$0	$0	$2,600,000
Value of Accelerated Vesting of Unvested Options	$0	$0	$291,192	$291,192	$736,258	$736,258	$0	$736,258
Value of Accelerated Vesting of Unvested Restricted Stock Units	$0	$0	$2,863,971	$3,137,748	$5,245,698	$5,245,698	$0	$5,245,698
Value of Accelerated Vesting of Unvested Performance Share Units	$0	$0	$0	$595,355	$943,227	$943,227	$0	$1,938,560
Health and Welfare Benefits	$0	$0	$0	$185	$0	$0	$0	$370
Other Benefits	$0	$0	$0	$38,800	$20,800	$20,800	$0	$38,800
TOTAL	$0	$0	$3,155,163	$5,363,280	$6,945,983	$6,945,983	$0	$10,559,685
Edward J. Zoiss
Executive Benefits and Payment	Termination by L3Harris for Cause	Voluntary Termination/ Resignation	Termination by Executive for Constructive Termination	Involuntary Termination by L3Harris without Cause	Death	Disability	Retirement	Change in Control without Termination	Termination by L3Harris without Cause/ by Executive for Good Reason Following a Change in Control
Cash Severance	$0	$0	$0	$1,300,000	$0	$0	$0	$0	$2,600,000
Value of Accelerated Vesting of Unvested Options	$0	$0	$291,192	$291,192	$736,258	$736,258	$0	$0	$736,258
Value of Accelerated Vesting of Unvested Restricted Stock Units	$0	$0	$3,731,963	$4,005,739	$4,701,351	$4,701,351	$699,303	$0	$4,701,351
Value of Accelerated Vesting of Unvested Performance Share Units	$0	$0	$0	$595,355	$943,227	$943,227	$0	$0	$1,938,560
Health and Welfare Benefits	$0	$0	$0	$15,928	$0	$0	$0	$0	$31,855
Other Benefits	$0	$0	$0	$38,800	$20,800	$20,800	$0	$0	$38,800
TOTAL	$0	$0	$4,023,154	$6,247,014	$6,401,636	$6,401,636	$699,303	$0	$10,046,824
L3HARRIS 2022 PROXY STATEMENT   89

COMPENSATION TABLES CEO PAY RATIO
CEO PAY RATIO
We are required under Item 402(u) of Regulation S-K to calculate and disclose our “CEO pay ratio.” As permitted under SEC rules for such calculation and disclosure, from our total employee population of 49,396 full-time, part-time, seasonal and temporary workers as of January 1, 2021 (other than our CEO), we excluded all employees not located in the United States, Canada or Australia, for a total of 2,281 excluded employees (less than 5% of total employees)1 and then identified the median employee based on W-2 taxable Medicare wages (Box 5) for the 12 months leading up to January 1, 2021, as reported to the Internal Revenue Service, for employees located in the United States and the closest equivalent for employees located in Canada or Australia. We used the same median employee for our fiscal 2021 as for fiscal 2020 in our pay ratio calculation because there were no changes to our employee population or our compensation arrangements during fiscal 2021 that we believe would result in a significant change to our pay ratio disclosure. We calculated such median employee’s total compensation of $110,846 for fiscal 2021 in the same manner we calculated our CEO’s total compensation of  $15,697,749 for fiscal 2021, as reported in the “Total” column of the Fiscal 2021 Summary Compensation Table on page 64. Based on this information, for fiscal 2021, the ratio of the median of the total compensation of all employees (other than our CEO) to the total compensation of our CEO was 1:142, which pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Because applicable SEC rules permit various methodologies, assumptions and exclusions, such pay ratio may not be comparable to pay ratios calculated and disclosed by other companies.
1
Of our total employee population of 49,396 employees, 44,050 were located, and 5,346 were not located, in the United States as of January 1, 2021. These same numbers were used in calculating the de minimis exemption to determine the SEC-permitted number of excluded employees. The approximate number of employees excluded, by jurisdiction, were as follows: Great Britain (1,331), Italy (255), Germany (225), Portugal (103), India (82), Thailand (60), New Zealand (49), United Arab Emirates (46), Pakistan (23), France (14), Hong Kong (14), Saudi Arabia (11) and 10 or fewer in each of Algeria, Brazil, Chile, China, Egypt, Estonia, Hungary, Ireland, Japan, Jordan, Republic of Korea, Lithuania, Mexico, Malaysia, Netherlands, Oman, Philippines, Poland, Romania, Singapore, Spain, Sweden, Switzerland, Taiwan and Turkey.

90   L3HARRIS 2022 PROXY STATEMENT

REPORT OF THE
AUDIT COMMITTEE OF
L3HARRIS
The following Report of our Audit Committee does not constitute soliciting material and the Report should not be deemed filed or incorporated by reference into any other previous or future filings by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report by reference therein.
The role of the Audit Committee is, among other things, to assist the Board of Directors (the “Board”) of L3Harris Technologies, Inc. (“L3Harris”) in its oversight of:
>
the integrity of L3Harris’ financial statements;

>
L3Harris’ compliance with relevant legal and regulatory requirements;

>
L3Harris’ internal control over financial reporting;

>
the qualifications and independence of L3Harris’ independent registered public accounting firm; and

>
the performance of L3Harris’ internal audit function and independent registered public accounting firm.

The Board has determined that, in its business judgment, all members of L3Harris’ Audit Committee are independent within the meaning of the listing standards of the New York Stock Exchange, the Sarbanes-Oxley Act of 2002 and related rules of the Securities and Exchange Commission (“SEC”) and L3Harris’ Director Independence Standards.
L3Harris’ management is responsible for the preparation, presentation and integrity of L3Harris’ financial statements and the effectiveness of L3Harris’ system of internal control over financial reporting and disclosure controls and procedures. Management and L3Harris’ Internal Audit department are responsible for maintaining and evaluating appropriate accounting and financial reporting practices and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. L3Harris’ independent registered public accounting firm for its fiscal year ended December 31, 2021, Ernst & Young LLP (“EY”), was responsible for auditing L3Harris’ consolidated financial statements and expressing an opinion as to whether such financial statements are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States. EY also was responsible for auditing the effectiveness of L3Harris’ internal control over financial reporting as of December 31, 2021. Representatives of EY attended all regularly scheduled meetings of the Audit Committee during the fiscal year ended December 31, 2021. The Audit Committee met and held discussions with management, the head of Internal Audit and EY, and discussed with the internal auditors and EY the overall scope of, and plans for, their respective audits and the identification of audit risks. The Audit Committee also met with EY and the head of Internal Audit, Principal Accounting Officer and Chief Financial Officer, with and without management present, to discuss the results of their respective examinations, the reasonableness of significant judgments, the evaluations of L3Harris’ internal control over financial reporting and the overall quality of L3Harris’ financial reporting. Management has represented to the Audit Committee that L3Harris’ consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles.
In the performance of its oversight functions, the Audit Committee has:
>
reviewed and discussed with management and EY L3Harris’ internal control over financial reporting, including a review of management’s report on its assessment and EY’s audit of the effectiveness of L3Harris’ internal control over financial reporting and any significant deficiencies or material weaknesses;

>
considered, reviewed and discussed the audited financial statements with management and EY, including a discussion of the quality of the accounting principles, the reasonableness thereof, significant adjustments, if any, and the clarity of disclosures in the financial statements, as well as critical accounting policies and other financial accounting and reporting principles and practices;

>
discussed with EY the matters required to be discussed under the Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees, and No. 2410, Related Parties;

L3HARRIS 2022 PROXY STATEMENT   91

REPORT OF THE AUDIT COMMITTEE OF L3HARRIS
>
received, reviewed and discussed the written disclosures and the letter from EY required by applicable requirements of the Public Company Accounting Oversight Board regarding EY’s communications with an audit committee concerning independence, and discussed with EY its independence;

>
reviewed the services provided by EY other than its audit services and considered whether the provision of such other services by EY is compatible with maintaining its independence, discussed with EY its independence and concluded that EY is independent from L3Harris and its management; and

>
reviewed the contents of SEC-required certification statements from the Chief Executive Officer and Chief Financial Officer and also discussed and reviewed the process and internal controls for providing reasonable assurances that the financial statements included in L3Harris’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are true in all important respects, and that the report contains all appropriate material information of which they are aware.

In reliance on the reports, reviews and discussions described in this Report, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in L3Harris’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the SEC. The Audit Committee also has appointed, and has requested shareholder ratification of its appointment of, EY as L3Harris’ independent registered public accounting firm for the fiscal year ending December 31, 2021.
Submitted on February 23, 2022 by the Audit Committee of the Board of Directors of L3Harris Technologies, Inc.
Lewis Kramer, Chair
Sallie B. Bailey
Peter W. Chiarelli
Thomas A. Corcoran
92   L3HARRIS 2022 PROXY STATEMENT

PROPOSAL 4:
RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Our Board unanimously recommends voting FOR ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2022.
>
Independent accounting firm with breadth of knowledge, support and expertise of accessible national office.

>
Significant industry and government contracting expertise.

>
Periodic mandated rotation of audit firm’s lead engagement partner.

Our Audit Committee has appointed Ernst & Young LLP (“EY”) to audit our books and accounts and internal control over financial reporting for the fiscal year ending December 30, 2022. Although not required by applicable law, our Board believes that obtaining shareholder ratification of the appointment is a sound corporate governance practice. If our shareholders do not ratify the appointment of EY, our Audit Committee will reconsider whether to retain EY, and may either do so or hire another firm without resubmitting the matter to shareholders for approval. We expect that a representative of EY will be present at the 2022 Annual Meeting of Shareholders to respond to appropriate questions from shareholders and to make a statement if the individual desires to do so.
As provided in our Audit Committee’s charter and as discussed above, our Audit Committee is responsible for directly appointing, compensating, retaining, terminating and overseeing our independent registered public accounting firm. Although we have a very long-standing relationship with EY, our Audit Committee frequently evaluates the independence and effectiveness of our independent registered public accounting firm and its personnel, as well as the cost and quality of its audit and audit-related services. Our Audit Committee retains the discretion at any time to appoint a different independent registered public accounting firm. In accordance with sound corporate governance practices and in order to ensure that our Audit Committee and our shareholders are receiving the best and most cost-effective audit services available, our Audit Committee periodically considers issuing a “request for proposal” to EY and other large nationally recognized accounting firms with regard to our audit engagement, which could result in a firm other than EY providing audit engagement services to us in later years. Our Audit Committee used this process in connection with its selection and appointment of EY as our independent registered public accounting firm for the fiscal year ending December 30, 2022.
L3HARRIS 2022 PROXY STATEMENT   93

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FEES PAID TO INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
EY served as our independent registered public accounting firm for fiscal 2021, which ended December 31, 2021. In addition to the engagement to audit our fiscal 2021 financial statements and internal control over financial reporting and to review the financial statements included in our quarterly reports on Form 10-Q, EY also was engaged by us during fiscal 2021 to perform certain tax services. The following table presents fees for professional audit services and other services rendered by EY for fiscal 2021 and fiscal 2020:
	Fiscal 2021	Fiscal 2020
Audit Fees(1)	$11,595,205	$13,437,957
Audit-Related Fees(2)	$2,012,174	$302,049
Tax Fees(3)	$1,858,896	$1,997,183
All Other Fees	$8,225	$6,705
Total	$15,474,500	$15,743,894

(1)
Audit fees included fees associated with the annual audit and the audit of internal control over financial reporting, as well as reviews of our quarterly reports on Form 10-Q, SEC registration statements and other filings, comfort letter procedures, accounting and reporting consultations and statutory audits required internationally for certain of our subsidiaries.

(2)
Audit-related services in fiscal 2021 and fiscal 2020 primarily related to audits of stand-alone financial statements of business within the consolidated group.

(3)
Tax fees for fiscal 2021 consisted of  $1,541,123 related to tax compliance, including foreign and domestic return preparation and transfer pricing studies, and $317,773 related to tax planning and advisory services. Tax fees for fiscal 2020 consisted of  $1,474,612 related to tax compliance, including foreign and domestic return preparation and transfer pricing studies, and $522,571 related to tax planning and tax advisory services.

EY did not perform any professional services related to financial information systems design and implementation for us in fiscal 2021 or fiscal 2020.
Our Audit Committee has determined that the provision of the services described above is compatible with maintaining EY’s independence.
PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
Under our Audit Committee Pre-Approval Policy and Procedures, our Audit Committee must pre-approve all audit and non-audit services provided by our independent registered public accounting firm to ensure that the provision of such services does not impair the firm’s independence. The policy utilizes a framework of both general pre-approval for certain specified services and specific pre-approval for all other services.
Early in each fiscal year, our Audit Committee reviews and, as it deems appropriate, pre-approves the audit services and any audit-related services, tax services and other services to be performed by our independent registered public accounting firm, together with specific details regarding such services anticipated to be required for such fiscal year including, when available, estimated fees. Our Audit Committee periodically reviews the services provided to date and the actual fees against the estimates, and such fee amounts may be updated to the extent appropriate at regularly scheduled meetings of our Audit Committee. Additional pre-approval is required before actual fees for any service can exceed the originally pre-approved amount. Our Audit Committee also may revise the list of pre-approved services and related fees from time to time. Our Audit Committee followed this same process for fiscal 2021, and all of the services described in the table above and related notes were pre-approved in accordance with this policy.
If we seek to engage our independent registered public accounting firm for other services that are not considered subject to general pre-approval as described above, then our Audit Committee must approve such specific engagement as well as the estimated fees. Such engagement will be presented to our Audit Committee for pre-approval at its next regularly scheduled meeting. If the timing of the project requires an expedited decision, then we may ask the Chair of our Audit Committee to pre-approve such engagement. Any such pre-approval by the Chair is then presented to our full Audit Committee for ratification at the next Audit Committee meeting. In any event, pre-approval of any engagement by our Audit Committee or the Chair of our Audit Committee is required before our independent registered public accounting firm may commence any engagement. Additional pre-approval is required before any fees can exceed approved fees for any such specifically approved services.
94   L3HARRIS 2022 PROXY STATEMENT

SHARE OWNERSHIP
SHARES OWNED BY DIRECTORS, NOMINEES AND
EXECUTIVE OFFICERS
The following table shows beneficial ownership of shares of our common stock, as of February 23, 2022, by: (a) each member of our Board, including the nominees for election at the 2022 Annual Meeting of Shareholders; (b) our CEO and each other named executive officer; and (c) all of our then-serving directors and executive officers as a group. Except as otherwise noted, the named individual had sole voting and investment power with respect to the securities.
	Shares Beneficially Owned
Name	Shares Owned(1)	Shares Under Exercisable Options(2)	Total Shares Beneficially Owned(3)	Percentage of Shares
DIRECTORS AND NOMINEES
Sallie B. Bailey	3,287	—	3,287	*
Peter W. Chiarelli	3,095	—	3,095	*
Thomas A. Corcoran	17,812	—	17,812	*
Thomas A. Dattilo	5,095	—	5,095	*
Roger B. Fradin	3,005	—	3,005	*
Harry B. Harris, Jr.	0	—	0	*
Lewis Hay III	16,237	—	16,237	*
Lewis Kramer	15,373	—	15,373	*
Rita S. Lane	3,023	—	3,023	*
Robert B. Millard	225,581	—	225,581	*
Lloyd W. Newton	12,221	—	12,221	*
NAMED EXECUTIVE OFFICERS
Christopher E. Kubasik†	80,492	479,654	560,146	*
William M. Brown†	208,616	569,046	777,662	*
Jesus Malave, Jr.	2,359	—	2,359	*
Todd W. Gautier	536	24,349	24,885	*
Sean J. Stackley	5,478	13,401	18,879	*
Edward J. Zoiss	16,663	60,280	76,943	*
All Directors and Executive Officers, as a group (20 persons)(4)	713,363	1,261,417	1,974,780	1.0%

*
Less than 1%.

†
Mr. Kubasik, our Chief Executive Officer, also is a director and Vice Chair of our Board. Mr. Brown, our former Chief Executive Officer, also is a director and Executive Chair of our Board.

(1)
Includes shares over which the individual or the individual’s immediate family members hold or share voting and/or investment power and excludes shares listed under the “Shares Under Exercisable Options” column. For each non-employee director, other than Mr. Harris, also includes approximately 792 unvested director share units in respect of an award granted on April 22, 2021, under our Equity Incentive Plan (including accrued reinvested divided equivalents thereon), which generally will fully vest on the one-year anniversary of the grant date, subject to the non-employee director’s continued service and the terms and conditions of the non-employee director’s director share unit agreement. For our named executive officers and other executive officers, includes shares owned through our retirement plan.

(2)
Includes shares underlying options granted by us that are exercisable as of February 23, 2022 and shares underlying options that become exercisable within 60 days thereafter.

(3)
Represents the total of shares listed under the “Shares Owned” and “Shares Under Exercisable Options” columns.

(4)
No directors or executive officers have pledged any shares of our common stock, nor are any such persons permitted to make any such pledge under our policies.

L3HARRIS 2022 PROXY STATEMENT   95

SHARE OWNERSHIP PRINCIPAL SHAREHOLDERS
PRINCIPAL SHAREHOLDERS
Pursuant to SEC rules requiring disclosure regarding any persons known to us to be a beneficial owner of more than 5% of our common stock, the following table shows beneficial ownership of our common stock, as of February 15, 2022, by each person who has reported to the SEC beneficial ownership of more than 5% of our common stock, based on the reports filed by these persons:
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	16,782,733(1)	8.55	%(1)
Capital World Investors 333 South Hope Street, 55th Floor Los Angeles, CA 90071	14,871,240(2)	7.6	%(2)
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	12,280,012(3)	6.3	%(3)

(1)
Based on information contained in Amendment No. 11 to Schedule 13G filed with the SEC on February 10, 2022 by The Vanguard Group indicating that, as of December 31, 2021, The Vanguard Group had sole voting power over 0 shares, shared voting power over 303,953 shares, sole dispositive power over 16,009,977 shares and shared dispositive power over 772,756 shares.

(2)
Based on information contained in a Schedule 13G filed with the SEC on February 11, 2022 by Capital World Investors indicating that, as of December 31, 2021, Capital World Investors had sole voting power over 14,871,240 shares, shared voting power over 0 shares, sole dispositive power over 14,871,240 shares and shared dispositive power over 0 shares.

(3)
Based on information contained in Amendment No. 2 to Schedule 13G filed with the SEC on February 1, 2022 by BlackRock, Inc. indicating that, as of December 31, 2021, BlackRock, Inc. had sole voting power over 11,039,389 shares, shared voting power over 0 shares, sole dispositive power over 12,280,012 shares and shared dispositive power over 0 shares.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, as well as persons who own more than 10% of our outstanding shares of common stock, to file reports of ownership and changes in ownership of our securities with the SEC. We have procedures in place to assist our directors and executive officers in preparing and filing these reports on a timely basis.
Based solely on a review of the forms furnished to us, or written representations from certain persons that no Form 5 was required, we believe that all required forms were timely filed for fiscal 2021, with the exception of a form in respect of a transaction involving the acquisition of 218 shares, which was reported in one late-filed Form 4, filed in fiscal 2021 on behalf of one of our executive officers, Dana A. Mehnert.
96   L3HARRIS 2022 PROXY STATEMENT

SHAREHOLDER
NOMINATIONS
AND PROPOSALS
To nominate a person for election to our Board or to present a proposal for consideration at the 2023 Annual Meeting of Shareholders, a shareholder must send the nomination or proposal to our Secretary within the applicable timeframe and with the information required by our By-Laws and, if applicable, SEC regulations at the following address: L3Harris Technologies, Inc., 1025 West NASA Boulevard, Melbourne, Florida 32919. The timeframes and requirements are described in more detail below.
A nomination or proposal submitted by a shareholder that does not supply the required information about a nominee or proposal and the shareholder submitting the nomination or proposal, or that does not comply with our By-Laws, will be disregarded.
DIRECTOR NOMINATIONS BY PROXY ACCESS
To submit a nomination for inclusion in L3Harris-sponsored proxy materials pursuant to the proxy access provision of our By-Laws, written notice must be received by our Secretary no earlier than October 12, 2022, and no later than November 11, 2022. The notice must include the information and documents specified in Article II, Section 11 of our By-Laws.
OTHER DIRECTOR NOMINATIONS
To submit a nomination pursuant to our By-Laws, but not pursuant to the proxy access provision of our By-Laws, written notice must be received by our Secretary no earlier than December 23, 2022, and no later than January 22, 2023. The notice must include the information and documents specified in Article II, Section 8 of our By-Laws. We will not be required to include the nomination in our proxy materials.
A shareholder must include the following information about the proposed nominee (and other information and documents specified in Article II, Section 8 of our By-Laws): name, age, principal occupation or employment, information as to whether the nominee is eligible for consideration as an independent director and the written consent of the nominee to serve as a director if elected and, if applicable, to be named in the proxy statement as a nominee.
Shareholders should note that the applicable timeframes described above for director nominations will change if the number of directors to be elected to our Board of Directors at the 2023 Annual Meeting of Shareholders is increased.
In addition to satisfying the foregoing requirements under our By-Laws, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than L3Harris’ nominees must provide notice that sets forth the information required by SEC Rule 14a-19 no later than February 21, 2023.
OTHER PROPOSALS BY SHAREHOLDERS
To submit a proposal for inclusion in L3Harris-sponsored proxy materials pursuant to SEC Rule 14a-8, written notice must be received by our Secretary no later than November 11, 2022. The notice must include the information and documents specified in Article II, Section 8 of our By-Laws.
To submit a proposal pursuant to our By-Laws and not pursuant to SEC Rule 14a-8, written notice must be received by our Secretary no earlier than December 23, 2022, and no later than January 22, 2023. The notice must include the information and documents specified in Article II, Section 8 of our By-Laws. We will not be required to include the proposal in our proxy materials.
A copy of our By-Laws is available on the Corporate Governance section of our website at www.l3harris.com/company/environmental-social-and-governance or may be obtained by written request to our Secretary at the address above. Further, any proxy granted with respect to the 2023 Annual Meeting of Shareholders will confer discretionary authority to vote with respect to a nomination or proposal submitted by a shareholder if notice of such nomination or proposal is not received by our Secretary within the applicable timeframe described above.
L3HARRIS 2022 PROXY STATEMENT   97

INFORMATION
ABOUT THE
ANNUAL MEETING
ATTENDING THE VIRTUAL ANNUAL MEETING
What are the procedures for attending and participating in the virtual Annual Meeting?
All shareholders are welcome to attend the Annual Meeting. The 2022 Annual Meeting will be virtual-only, held exclusively online, due to the public health impact of COVID and to maintain the health and safety of our shareholders, employees and Board of Directors. The platform for the virtual Annual Meeting includes functionality that affords authenticated shareholders the same meeting participation rights and opportunities they would have at an in-person meeting. Instructions to access and log-in to the virtual Annual Meeting are provided below, and once admitted, shareholders may view reference materials such as our list of shareholders as of the record date, submit questions and vote their shares by following the instructions that will be available on the virtual meeting website.
To be admitted to the 2022 Annual Meeting, go to www.virtualshareholdermeeting.com/LHX2022 and enter the 16-digit control number on your Notice of Internet Availability of Proxy Materials or proxy/voting instruction card. Online access to the Annual Meeting will open at 7:45 AM Eastern Time on April 22, 2022 to allow time for you to log-in prior to the start of the live audio webcast of the Annual Meeting at 8:00 AM Eastern Time. If you are unable to locate your Notice of Internet Availability of Proxy Materials or proxy/voting instruction card containing your 16-digit control number or otherwise to log-in as an authenticated shareholder, you may opt to participate in the Annual Meeting as a “guest,” in which case you will be able to hear the audio webcast but will not be able to utilize the question, voting or other functionality noted above. If you experience technical difficulties accessing or during the meeting, please call the technical support telephone number posted on the virtual meeting website. We will have technicians ready to assist you with any technical difficulties you may have beginning 15 minutes prior to the start of the Annual Meeting, at 7:45 AM Eastern Time.
The Annual Meeting shareholder question and answer session will include questions submitted live during the meeting through www.virtualshareholdermeeting.com/LHX2022. Questions relevant to the business of the Annual Meeting to which a response is not provided during the shareholder question and answer session will be responded to in writing by posting such questions and answers on our website at www.l3harris.com/company/environmental-social-and-governance soon after the meeting.
RECEIVING PROXY MATERIALS
What is a proxy and what is a proxy statement?
A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy, the document in which you make that designation also is called a proxy. A proxy statement is a document that we are required by law to provide to you when we ask you to name a proxy to vote your shares. This document you are reading is a proxy statement, and we encourage you to read it carefully.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials?
SEC rules permit us to furnish proxy materials over the Internet. As a result, our practice is to mail to most of our shareholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials. All shareholders receiving the Notice of Internet Availability of Proxy Materials will have the ability to access our proxy materials over the Internet and also may request to receive a paper copy of our proxy materials by mail. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy materials over the Internet or to request a paper copy, as well as instructions on how you may elect to receive future proxy materials electronically on an ongoing basis.
Why didn’t I receive a Notice of Internet Availability of Proxy Materials?
If you previously requested to receive paper copies of our proxy materials, we do not send you a Notice of Internet Availability of Proxy Materials. If you previously elected to receive proxy materials electronically, we send you only an e-mail containing instructions and links to the website where our proxy materials are available and to the proxy voting website.

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INFORMATION ABOUT THE ANNUAL MEETING

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or more than one proxy/voting instruction card?
If you receive more than one Notice of Internet Availability of Proxy Materials or more than one proxy/voting instruction card, you own shares of L3Harris common stock in multiple accounts with your brokers(s) and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker(s) and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Computershare Shareowner Services, which may be reached by telephone at 1-888-261-6777 or over the Internet at www.computershare.com/investor.
What if I share the same address with another L3Harris shareholder?
If you share an address with one or more other L3Harris shareholders, you may have received only a single Notice of Internet Availability of Proxy Materials or proxy/voting instruction card for your entire household. This practice, known as “householding,” is intended to conserve natural resources and reduce printing and mailing costs. If you are a record holder (shares are registered in your name) and you prefer to receive a separate Notice of Internet Availability of Proxy Materials or proxy/voting instruction card this year or in the future, or if you are receiving multiple copies at your address and would like to enroll in “householding” and receive a single copy, please contact our transfer agent Computershare by telephone at 1-888-261-6777 or over the Internet at www.computershare.com/investor. If you are a “beneficial owner” (your shares are registered or held in the name of your broker, bank or other nominee), please contact your broker, bank or other nominee to make your request. There is no charge for separate copies.
How can I receive electronic access to the proxy materials instead of receiving a paper copy by mail?
Your Notice of Internet Availability of Proxy Materials or proxy/voting instruction card contains instructions for viewing our proxy materials for the 2022 Annual Meeting of Shareholders over the Internet and how to elect to receive future proxy materials electronically by e-mail. Our proxy materials also are available on our website at www.l3harris.com/company/environmental-social-and-governance.
Electing to receive future proxy materials electronically will help us conserve natural resources and reduce printing and mailing costs. If you elect to receive future proxy materials electronically, you will receive an e-mail containing instructions and links to the website where our proxy materials are available and to the proxy voting website. Your election to receive proxy materials electronically by e-mail will remain in effect until you terminate it.
How may I obtain a paper copy of the proxy materials?
Instructions for obtaining a paper copy of our proxy materials are contained in the Notice of Internet Availability of Proxy Materials and the e-mail regarding the availability of our proxy materials. Shareholders who do not receive a Notice of Internet Availability of Proxy Materials or an e-mail regarding the availability of our proxy materials will receive a paper copy of our proxy materials by mail.
VOTING YOUR SHARES
What is a record date and who is entitled to vote at the meeting?
A record date is the date, as of the close of business on which, shareholders of record are entitled to notice of and to vote at a meeting of shareholders. The record date for the 2022 Annual Meeting is February 25, 2022 and was established by our Board as required under the laws of Delaware, our state of incorporation. Thus, owners of record of shares of L3Harris common stock as of the close of business on February 25, 2022 are entitled to receive notice of and to vote at the 2022 Annual Meeting and at any adjournments or postponements thereof.
How many shares can be voted and what is a quorum?
You are entitled to one vote for each share of L3Harris common stock that you owned as of the close of business on February 25, 2022, and you may vote all of those shares. Only our common stock has voting rights. On the record date, there were 193,059,798 shares of our common stock outstanding and entitled to vote at the 2022 Annual Meeting and approximately 10,453 holders of record and approximately 905,365 beneficial owners holding shares in “street name.”
A quorum is the minimum number of shares that must be represented in person or by proxy for us to conduct the 2022 Annual Meeting. The attendance in person or by proxy of holders of a majority of the shares of common stock entitled to vote at the 2022 Annual Meeting, or 96,529,900 shares of our common stock based on the record date of February 25, 2022, will constitute a quorum to hold the 2022 Annual Meeting. Shareholders who attend the 2022 Annual Meeting that are admitted pursuant to the instructions to join the virtual meeting as an authenticated shareholder will be considered to be attending the meeting in person. If you grant your proxy over the Internet, by telephone or by your proxy/voting instruction card, your shares will be considered present at the 2022 Annual Meeting and counted toward the quorum.
What methods can I use to vote my shares?
You have a choice of voting your shares:
>
Before the Annual Meeting:

■
Over the Internet at www.proxyvote.com, following the voting instructions on that website;

■
By telephone; or

■
By mail; or

>
During the virtual Annual Meeting:

■
Over the Internet at
www.virtualshareholdermeeting.com/LHX2022, following the voting instructions on that website.

Even if you plan to attend the virtual Annual Meeting over the Internet, we encourage you to vote your shares before the Annual Meeting over the Internet, by telephone or by mail. Please carefully read the instructions below on how to vote

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INFORMATION ABOUT THE ANNUAL MEETING
your shares. Because the instructions vary depending on how you own your shares and the method you use to vote your shares, it is important to follow the instructions for your particular situation.
If you vote your shares before the Annual Meeting over the Internet or by telephone, you should not return a proxy/voting instruction card.
What is the difference between a “record holder” and a “beneficial owner” holding shares in “street name”?
You are a “record holder” if your shares are registered in your name, in which case you either hold a stock certificate or have an account directly with our transfer agent, Computershare Shareowner Services. Your shares are held in “street name” if your shares are registered or held in the name of your broker, bank or other nominee, in which case you are considered the “beneficial owner” of such shares.
How do I vote my shares if I am a “record holder” (shares registered in my name)?
Voting before the Annual Meeting over the Internet
Voting over the Internet before the Annual Meeting is easy, fast and available 24 hours a day. You may submit your proxy/voting instruction over the Internet by following the instructions sent to you in the mailed Notice of Internet Availability of Proxy Materials, the mailed proxy/voting instruction card or the email notifying you that the proxy materials were available (as applicable). You will be able to confirm that the Internet voting system has properly recorded your vote, which will be counted immediately, and there is no need to return a proxy/voting instruction card.
Voting before the Annual Meeting by telephone
Voting by telephone also is easy, fast and available 24 hours a day. If you live in the United States or Canada, you may vote by calling 1-800-690-6903 (toll-free). You will need the control number sent to you in the mailed Notice of Internet Availability of Proxy Materials, the mailed proxy/voting instruction card or the email notifying you that the proxy materials were available (as applicable). You will be able to confirm that the telephone voting system has properly recorded your vote, which will be counted immediately, and there is no need to return a proxy/voting instruction card.
Voting before the Annual Meeting by mail
If you received a proxy/voting instruction card by mail, you can vote by completing, signing, dating and promptly mailing your proxy/voting instruction card in the accompanying postage-paid return envelope.
Voting during the Annual Meeting over the Internet
If you plan to attend the virtual Annual Meeting, you can vote over the Internet by following the voting instructions on the virtual meeting website.
How do I vote my shares if I am a “beneficial owner” (shares held in “street name”)?
Voting before the Annual Meeting over the Internet, by telephone or by mail
If your shares are registered or held in the name of your broker, bank or other nominee (“street name”), you have the right to direct your broker, bank or other nominee how to vote your shares using the method(s) specified by your broker, bank or other nominee. If your broker, bank or other nominee participates in an Internet or telephone voting program, then you may be able to use that method, in addition to voting by mail. These programs provide eligible “street name” shareholders the opportunity to vote over the Internet or by telephone. Voting forms will provide instructions for shareholders whose brokerage firms or banks are participating in these programs.
Voting during the Annual Meeting over the Internet
If your shares are registered or held in the name of your broker, bank or other nominee and you plan to attend the virtual Annual Meeting to vote, you should contact your broker, bank or other nominee to obtain a “broker’s proxy” and voting instructions.
Can I revoke my proxy or change my vote?
If your shares are registered in your name (“record holder”), you may revoke your proxy or change your vote at any time before your shares are voted at the Annual Meeting. There are several ways to do this:
>
By sending a written notice of revocation to our Secretary at L3Harris Technologies, Inc., Attention: Secretary, 1025 West NASA Boulevard, Melbourne, Florida 32919;

>
By duly signing and delivering a proxy/voting instruction card that bears a later date;

>
By subsequently voting over the Internet or by telephone as described above; or

>
By attending the virtual Annual Meeting and following the voting instructions on the virtual meeting website.

If your shares are held in “street name,” you may revoke your proxy or change your vote by submitting new voting instructions to your broker, bank or other nominee.
How do I vote my shares held in the L3Harris Stock Fund through the L3Harris Retirement Savings Plan or the Aviation Communications & Surveillance Systems 401(k) Plan?
If you are a participant in the L3Harris Stock Fund through the L3Harris Retirement Savings Plan or the Aviation Communications & Surveillance Systems 401(k) Plan (the “ACSS Plan”), you may provide voting instructions for the shares of L3Harris common stock credited to your account in the L3Harris Stock Fund to the trustee of the applicable plan over the Internet, by telephone or by mail as described above. If you do not timely provide voting instructions for those shares, then as directed by the terms of those plans, those shares will be voted by the trustee in the same proportion as the shares for which other participants in the applicable plan have timely provided voting instructions, except as otherwise required by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).
How do I vote my shares held in the Company’s Dividend Reinvestment Plan?
If you are a participant in the Company’s Dividend Reinvestment Plan (“DRIP”) administered by Computershare Trust Company, N.A., your voting instruction covers the shares

100   L3HARRIS 2022 PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING

of L3Harris common stock held in your DRIP account. Computershare Trust Company, N.A., as the DRIP administrator, is the shareholder of record of L3Harris common stock owned through the DRIP and will not vote those shares unless you provide it with voting instructions, which you may do over the Internet, by telephone or by mail as described above.
What happens if I return an unmarked proxy/voting instruction card?
If you properly execute and return a proxy/voting instruction card with no votes marked, your shares will be voted as recommended by our Board. Our Board’s recommendations, together with the description of each proposal, are included earlier in this proxy statement. In summary, our Board unanimously recommends you vote:
>
FOR election of all 13 of the nominees for director named in this proxy statement for a one-year term expiring at the 2023 Annual Meeting of Shareholders (see Proposal 1);

>
FOR the amendments to our Restated Certificate of Incorporation to increase the maximum number of Board seats (see Proposal 2);

>
FOR approval, in an advisory vote, of the compensation of our named executive officers as disclosed in this proxy statement (see Proposal 3); and

>
FOR ratification of our Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year 2022 (see Proposal 4).

Could other matters be decided at the meeting?
At the date of this proxy statement, our Board did not know of any matters to be raised at the Annual Meeting other than those referred to in this proxy statement and did not intend to bring before the Annual Meeting any matter other than the proposals described in this proxy statement. The deadline under our By-Laws for any shareholder proposal not discussed in this proxy statement to be properly presented at the Annual Meeting has passed. If any other matters are properly brought before the Annual Meeting or any adjournments or postponements thereof, your shares will be voted at the discretion of the proxy holders.
How will my shares be voted if I do not provide instructions to my broker?
It is possible for a proxy to indicate that some of the shares represented are not being voted with respect to certain proposals. This occurs, for example, when a broker, bank or other nominee does not have discretion under NYSE rules to vote on a matter without instructions from the beneficial owner of the shares and has not received such instructions. In these cases, the unvoted shares will not be considered present and entitled to vote with respect to that matter, although they may be considered present and entitled to vote for other purposes and will be counted in determining the presence of a quorum.
Under NYSE rules, only Proposal 4 to ratify our Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year 2022 is “routine” and, as such, your broker, bank or other nominee will not have the discretion to vote your shares on any proposal in this proxy statement other than Proposal 4.

What is the required vote for each proposal?
Proposals	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
Proposal 1: Elect our Board’s 13 nominees for director for a one-year term expiring at the 2023 Annual Meeting of Shareholders	A nominee must receive more FOR votes than AGAINST votes	None	None
Proposal 2: Amend our Restated Certificate of Incorporation to increase the maximum number of Board seats	A majority of the outstanding stock entitled to vote on this proposal must vote FOR this proposal	Counted as a vote AGAINST	Counted as a vote AGAINST
Proposal 3: Approve, in an advisory vote, the compensation of our named executive officers as disclosed in this proxy statement	A majority of the shares present or represented at the Annual Meeting and entitled to vote on this proposal must vote FOR this proposal	Counted as a vote AGAINST	None
Proposal 4: Ratify appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2022	A majority of the shares present or represented at the Annual Meeting and entitled to vote on this proposal must vote FOR this proposal	Counted as a vote AGAINST	None
Who pays for the solicitation of proxies?
We actively solicit proxy participation by Internet, by telephone, by e-mail, by letter or in person. We will bear the cost of soliciting proxies, including the cost of preparation, assembly, printing and mailing of proxy and solicitation materials. In addition, we request and encourage brokers and other custodians, nominees and fiduciaries to make available,

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INFORMATION ABOUT THE ANNUAL MEETING
forward or supply proxy and solicitation materials to our shareholders, and, upon request, we will reimburse them for their expenses in accordance with the fee schedule approved by the NYSE, as applicable. Our officers, directors and employees may, by telephone, e-mail or letter, or in person, make additional requests for the return of proxies, although we do not reimburse our own officers, directors or employees for soliciting proxies. We also have engaged Georgeson LLC to assist in the solicitation of proxies for a fee not to exceed $14,500 plus reimbursement of out-of-pocket expenses.
Who will tabulate and oversee the vote?
Representatives of Broadridge Financial Solutions, Inc. will tabulate and oversee the vote.
Where can I find the voting results of the Annual Meeting?
We intend to announce the preliminary voting results at the Annual Meeting and to disclose final results in a Current Report on Form 8-K, which we will file with the SEC and make available through the Investors section of our website at www.l3harris.com/investors within four business days of the Annual Meeting (or, if final results are not available at that time, within four business days of the date on which final results become available).

Annual Report on Form 10-K
Our Annual Report on Form 10-K for our fiscal year ended December 31, 2021 has been filed with the SEC and is available on the Investors section of our website at www.l3harris.com/investors. Upon request, we will furnish to shareholders without charge a copy of the Annual Report on Form 10-K. Shareholders may obtain a copy by calling (321) 727-9100 or writing to our Secretary at:
L3Harris Technologies, Inc.
1025 West NASA Boulevard
Melbourne, Florida 32919
Shareholder List
A list of our shareholders of record as of the record date of February 25, 2022 will be available for examination for any purpose germane to the 2022 Annual Meeting of Shareholders, by shareholders during normal business hours at 1025 West NASA Boulevard, Melbourne, Florida, at least 10 calendar days prior to, and by authenticated shareholders on the virtual meeting website during, the 2022 Annual Meeting of Shareholders.

By Order of the Board of Directors
Scott T. Mikuen
Senior Vice President, General Counsel and Secretary
Melbourne, Florida
March 11, 2022
102   L3HARRIS 2022 PROXY STATEMENT

APPENDIX A:
RECONCILIATION OF GAAP TO
NON-GAAP FINANCIAL MEASURES
To supplement our net income, net cash provided by operating activities and income from continuing operations per diluted common share financial measures presented in accordance with U.S. generally accepted accounting principles (GAAP), we provide the non-GAAP financial measures shown in the reconciliation table below, which have been adjusted to include, exclude or deduct certain costs, charges, expenses, losses or other amounts, because we believe that these non-GAAP financial measures, when considered together with the GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. We also believe that these non-GAAP financial measures enhance the ability of investors to analyze our business trends and to understand our performance. In addition, we may utilize non-GAAP financial measures as guides in our forecasting, budgeting and long-term planning processes, and to measure operating performance for some management compensation purposes. Any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP. A reconciliation of these non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP follows:
ADJUSTED EBIT(a)
Dollars in Millions	Fiscal 2021	Fiscal 2020
Net income	$1,842	$1,086
Adjustments:
Discontinued operations, net of income taxes	1	2
Income taxes	440	234
Net interest expense	265	254
L3Harris Merger integration costs	128	140
Amortization of acquisition-related intangibles	627	709
Additional cost of sales related to the fair value step-up in inventory sold	—	31
Business divestiture-related (gains) losses	(220)	51
Impairment of goodwill and other assets and other COVID-related charges	207	785
CAS pension settlement (gains) losses	41	—
Impairment of equity method investment	35	—
Other items	31	(12)
Total adjustments	1,555	2,194
Adjusted EBIT	$3,397	$3,280
L3HARRIS 2022 PROXY STATEMENT   A-1

APPENDIX A: RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
ADJUSTED FREE CASH FLOW(a)
Dollars in Millions	Fiscal 2021	Fiscal 2020
Net cash provided by operating activities	$2,687	$2,790
Additions of property, plant and equipment	(342)	(368)
Proceeds from sale of property, plant and equipment, net	7	91
Cash used for L3Harris Merger integration costs	118	173
Net cash paid for income taxes associated with business divestitures	276	—
Adjusted Free Cash Flow	$2,746	$2,686
NON-GAAP INCOME FROM CONTINUING OPERATIONS PER DILUTED COMMON SHARE(a)
Dollars in Millions	Fiscal 2021	Fiscal 2020
Income from continuing operations per diluted common share attributable to L3Harris Technologies, Inc. common shareholders	$9.09	$5.19
Adjustments:
L3Harris Merger integration costs	0.63	0.60
Amortization of acquisition-related intangibles	3.09	3.29
Additional cost of sales related to the fair value step-up in inventory sold	—	0.14
Business divestiture-related (gains) losses	(1.08)	0.24
Impairment of goodwill and other assets and other COVID-related charges	1.02	3.56
CAS pension settlement (gains) losses	0.20	—
Impairment of an equity method investment	0.17	—
Other items	0.14	0.07
Noncontrolling interests portion of adjustments	(0.02)	(0.19)
Total pre-tax adjustments	4.16	7.71
Income taxes on above adjustments	(0.30)	(1.30)
Total adjustments after tax	3.86	6.41
Non-GAAP income from continuing operations per diluted common share	$12.95	$11.60
(a) “Fiscal 2021” refers to our fiscal year ended December 31, 2021. “Fiscal 2020” refers to our fiscal year ended January 1, 2021.
A-2   L3HARRIS 2022 PROXY STATEMENT

L3HARRIS
FAST. FORWARD.

L3HARRIS TECHNOLOGIES
1025 West NASA Boulevard
Melbourne, Florida 32919-0001

L3Harris.com

SCAN TOVIEW MATERIALS & VOTEL3HARRIS TECHNOLOGIES, INC. 1025 WEST NASA BOULEVARD MELBOURNE, FL 32919YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to submit your proxy/voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 21, 2022. Have your proxy/voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic proxy/voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/LHX2022You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to submit your proxy/voting instructions up until 11:59 P.M. Eastern Time on April 21, 2022. Have your proxy/voting instruction card in hand when you call and then follow the instructions.NOTE: Your Internet or phone voting instructions authorize the named proxies and/or provide the Plan Trustee with instructions to vote these shares in the same manner as if you marked, signed, dated and returned your proxy/voting instruction card.VOTE BY MAIL (ONLY IF NOT VOTING BY INTERNET OR PHONE)Mark, sign and date your proxy/voting instruction card and return it in the postage paid envelope we have provided or return it to Vote Processing,c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:D68491-Z81767-P66091KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYL3HARRIS TECHNOLOGIES, INC. PROXY/VOTING INSTRUCTION CARDThe Board of Directors recommends a vote "FOR" each nominee listed in Proposal 1; "FOR" Proposal 2; "FOR" Proposal 3; and "FOR" Proposal 4.1. Election of Directors for a Term Expiring at the 2023 Annual Meetingof ShareholdersNominees:For Against Abstain1a. Sallie B. Bailey! ! !For Against Abstain1b. William M. Brown! ! !2. To amend Our Restated Certificate of Incorporation to increase the maximum number of Board seats1c. Peter W. Chiarelli! ! !3. Approval, in an Advisory Vote, of the Compensation of Named Executive Officers as Disclosed in the Proxy Statement! ! !1d. Thomas A. Corcoran 1e. Thomas A. Dattilo 1f. Roger B. Fradin1g. Harry B. Harris Jr.1h. Lewis Hay III 1i. Lewis Kramer1j. Christopher E. Kubasik 1k. Rita S. Lane1l. Robert B. Millard! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !4. Ratification of Appointment of Ernst & Young LLP as Independent ! ! !Registered Public Accounting Firm for Fiscal Year 2022NOTE: If this proxy/voting instruction card is properly executed, then the undersigned’s shares will be voted in the manner instructed therein, or if no instruction is provided, then either as the Board of Directors recommends or, if the undersigned is a participant in the L3Harris Stock Fund through any retirement plan sponsored by L3Harris Technologies, Inc., as may otherwise be provided in the plan. The named proxies also are authorized, in their discretion, to consider and act upon such other business as may properly come before the 2022 Annual Meeting or any adjournments or postponements thereof.1m. Lloyd W. Newton! ! !Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.(See reverse side for information on how to submit your proxy/voting instructions by Internet, by phone or by mail.)Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on April 22, 2022:The Notice of 2022 Annual Meeting and Proxy Statement and Annual Report for Fiscal Year Ended December 31, 2021 are available at www.proxyvote.com.D68492-Z81767-P66091L3HARRIS TECHNOLOGIES, INC.Annual Meeting of Shareholders April 22, 2022, 8:00 AM Eastern TimeThis proxy is solicited on behalf of the Board of Directors of L3Harris Technologies, Inc. ("L3Harris") and the Trustees of various retirement plans sponsored by L3Harris.You are receiving this proxy/voting instruction card because you are a registered shareholder and/or a participant in the L3Harris Stock Fund through a retirement Plan sponsored by L3Harris. This proxy/voting instruction card revokes all prior proxies/voting instructions given by you. If you are voting by mail with this proxy/voting instruction card, please mark your choices and sign and date on the reverse side exactly as your name or name(s) appear(s) there. If shares are held in the name of joint holders, each should sign. If you are signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give your full title as such.If the undersigned is a registered shareholder, the undersigned hereby appoints CHRISTOPHER E. KUBASIK, WILLIAM M. BROWN and SCOTT T. MIKUEN, and each of them, with power to act without the others and with full power of substitution, as proxies and attorneys-in-fact, and hereby authorizes them to represent and vote, as instructed on the reverse side of this proxy/voting instruction card, all the shares of L3Harris common stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of L3Harris to be held on April 22, 2022 or at any adjournments or postponements thereof, with all powers which the undersigned would possess if present at the Annual Meeting. If this proxy/voting instruction card has been properly executed but the undersigned has provided no voting instructions, then the undersigned’s shares will be voted "FOR" the election of the Board of Directors’ nominees listed in Proposal 1; "FOR" Proposal 2; "FOR" Proposal 3; and "FOR" Proposal 4.If the undersigned is a participant in the L3Harris Stock Fund through any retirement plan sponsored by L3Harris, the undersigned hereby instructs the applicable plan Trustee to vote, as instructed on the reverse side of this proxy/voting instruction card, the shares allocable to the undersigned's L3Harris Stock Fund account at the Annual Meeting of Shareholders of L3Harris to be held on April 22, 2022 or at any adjournments or postponements thereof. If the undersigned does not provide voting instructions, the applicable plan Trustee will vote such shares in the same proportion as the shares for which other participants in the L3Harris Stock Fund through such plan have timely provided voting instructions, except as otherwise provided in accordance with ERISA.Continued and to be marked, signed and dated on reverse side